UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________

SCHEDULE 14A INFORMATION

____________________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement.
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to Section 240.14a-12.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Name of Registrant as Specified In Its Charter)

____________________________________________________________

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Wheeler Real Estate Investment Trust, Inc.
2529 Virginia Beach Blvd.
Virginia Beach, VA 23452

[  ], 2021

Dear Common Stockholder:

You are cordially invited to attend the Special Meeting of Common Stockholders (the “Special Meeting”) of Wheeler Real Estate Investment Trust, Inc. (the “Company”) to be held on November 3, 2021 at 9:30 a.m., Eastern Daylight Time. The Special Meeting will be held as a virtual meeting. You will be able to attend the Special Meeting, vote and submit questions during the Special Meeting via a live webcast by visiting https://meetnow.global/MAXWQNS and entering the control number provided with your proxy materials. Prior to the Special Meeting, you will be able to authorize a proxy to vote your shares on the matters submitted for common stockholder approval at www.investorvote.com/whlr, or by telephone or mail, and we encourage you to do so. Common stockholders who wish to observe the Special Meeting (without being able to vote or submit questions) may also do so by following the instructions in this proxy statement.

The enclosed Notice of Special Meeting of Common Stockholders and Proxy Statement describe the formal business to be transacted at the Special Meeting. Directors and officers of the Company will be present to answer any questions that you and other common stockholders may have.

The Company is holding the Special Meeting for the purpose of considering and voting upon three separate proposals:

•        to amend the terms of the Company’s Series A Preferred Stock (the “Series A Preferred Stock”) to remove its cumulative dividend rights (“Proposal 1”);

•        to amend the terms of the Company’s Series B Convertible Preferred Stock (the “Series B Preferred Stock”) to remove its cumulative dividend rights (“Proposal 2”); and

•        to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve any of the proposals to be considered at the Special Meeting (“Proposal 3”).

After careful consideration, the Company’s board of directors (the “Board of Directors”) determined that each of the three separate proposals is advisable and directed that they each be submitted to the holders of the Company’s common stock for their approval. Only common stockholders of record at the close of business on September 22, 2021 will be entitled to vote at the Special Meeting. The Board of Directors recommends that the holders of the Company’s common stock vote “FOR” each proposal.

Please indicate your vote by internet or telephone or by using the enclosed proxy card. Your vote is important, and it is important that we receive your vote as soon as possible.

Sincerely,

M. Andrew Franklin
Interim Chief Executive Officer

This proxy statement is expected to be first mailed to stockholders on or about [    ], 2021.

Wheeler Real Estate Investment Trust, Inc.
2529 Virginia Beach Blvd.
Virginia Beach, VA 23452

NOTICE OF SPECIAL MEETING OF COMMON STOCKHOLDERS
TO BE HELD ON NOVEMBER 3, 2021

Wheeler Real Estate Investment Trust, Inc. (the “Company”) will hold its Special Meeting on November 3, 2021, at 9:30 a.m., Eastern Daylight Time, via webcast at https://meetnow.global/MAXWQNS. The purpose of the meeting is to:

•        amend the terms of the Company’s Series A Preferred Stock (the “Series A Preferred Stock”) to remove its cumulative dividend rights;

•        amend the terms of the Company’s Series B Convertible Preferred Stock (the “Series B Preferred Stock”) to remove its cumulative dividend rights;

•        approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve any of the proposals to be considered at the Special Meeting.

Only common stockholders of record at the close of business on September 22, 2021 will be entitled to vote at the Special Meeting.

Your vote is important. Whether or not you plan to attend the Special Meeting, please authorize a proxy to vote your shares as soon as possible. You may authorize a proxy to vote your shares on the Internet, by telephone, or by mail. Your vote will ensure your representation at the Special Meeting regardless of whether you attend via webcast on November 3, 2021.

Dated: [    ], 2021

By order of the Board of Directors,

Angelica Beltran
Corporate Secretary

PRELIMINARY PROXY STATEMENT

Wheeler Real Estate Investment Trust, Inc.
2529 Virginia Beach Blvd.
Virginia Beach, VA 23452

PROXY STATEMENT

Special Meeting of Common Stockholders
November 3, 2021

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Common Stock holders to Be Held on November 3, 2021:

This Proxy Statement and the proxy card are also available to you at www.investorvote.com/whlr.

i

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and in Section 21F of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Forward-looking statements involve risks, uncertainties, and assumptions that are difficult to predict. These forward-looking statements include information concerning the Company’s plans, objectives, goals, strategies, future events, future revenues, performance, capital expenditures, financing needs and other information that is not historical information. When used in this proxy statement, the words “believes,” “should,” “estimates,” “expects,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are not historical facts but are the intent, belief or current expectations of our management based on its knowledge and understanding of our business and industry. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements.

Important factors that we think could cause our actual results to differ materially from those expressed or forecasted in the forward-looking statement are summarized below. One of the most significant factors, however, is the ongoing impact of the current outbreak of the novel coronavirus (COVID-19), on the U.S., regional and global economies, the U.S. retail market and the broader financial markets. The United States of America has been subject to significant economic disruption caused by the onset of COVID-19. Nearly every industry has been impacted directly or indirectly, and the U.S. retail market has come under severe pressure due to numerous factors, including preventative measures taken by local, state and federal authorities to alleviate the public health crisis such as mandatory business closures, quarantines, restrictions on travel and “shelter-in-place” or “stay-at-home” orders at the state and local levels. There is uncertainty as to the time, date and extent to which these restrictions will be relaxed or lifted and uncertainty as to the time, date and extent to which businesses of tenants that have closed, either voluntarily or by mandate, will reopen or partially reopen. And even where restrictions have been relaxed or lifted, there is uncertainty as to whether they will be reimposed.

New factors emerge from time to time, and it is not possible for us to predict which factors will arise. In addition, we cannot assess the impact of each factor on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. In particular, it is difficult to fully assess the impact of COVID-19 at this time due to, among other factors, the availability, distribution, public acceptance and efficacy of one or more approved vaccines, new or mutated variants of COVID-19 (including vaccine-resistant variants) or a similar virus, the direct and indirect economic effects of the pandemic and containment measures on our tenants, uncertainty regarding the severity and duration of the outbreak domestically and internationally, uncertainty regarding the effectiveness of federal, state and local governments’ efforts to contain the spread of COVID-19 and respond to its direct and indirect impact on the U.S. economy and economic activity.

Important factors, among others, that may affect our actual results include:

•        negative impacts from continued spread of new or mutated variants of COVID-19, including on the U.S. or global economy or on our business, financial position or results of operations;

•        the efficacy of any treatment for COVID-19;

•        tenant bankruptcies;

•        the level of rental revenue we achieve from our assets;

•        the market value of our assets and the supply of, and demand for, retail real estate in which we invest;

•        the state of the U.S. economy generally, or in specific geographic regions;

•        the impact of economic conditions on our business;

•        the conditions in the local markets in which we operate and our concentration in those markets, as well as changes in national economic and market conditions;

•        consumer spending and confidence trends;

•        our ability to enter into new leases or to renew leases with existing tenants at the properties we own;

•        our ability to anticipate changes in consumer buying practices and the space needs of tenants;

•        the competitive landscape impacting the properties we own and their tenants;

•        our relationships with our tenants and their financial condition and liquidity;

•        our ability to continue to qualify as a real estate investment trust for U.S. federal income tax (a “REIT”);

•        our use of debt as part of our financing strategy and our ability to make payments or to comply with our loan covenants;

•        the level of our operating expenses;

•        changes in interest rates that could impact the market price of our common stock and the cost of our borrowings; and

•        legislative and regulatory changes (including changes to laws governing the taxation of REITs).

The Company derives revenues primarily from rents received from tenants under leases at the Company’s properties. The Company’s operating results therefore depend materially on the ability of its tenants to make required rental payments. The extent to which the COVID-19 pandemic impacts the businesses of the Company’s tenants, and the Company’s operations and financial condition, will depend on future developments which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and such containment measures, among others. While the extent of the outbreak and its impact on the Company, its tenants and the U.S. retail market is uncertain, a prolonged crisis could result in continued disruptions in the credit and financial markets, continued high unemployment rates, low consumer confidence and consumer spending levels and overall poor global and U.S. economic conditions. The factors described above, as well as additional factors that the Company may not currently be aware of, could materially negatively impact the Company’s ability to collect rent and could lead to termination of leases by tenants, tenant bankruptcies, decreases in demand for retail space at the Company’s properties, difficulties in accessing capital, impairment of the Company’s long-lived assets and other impacts that could materially and adversely affect the Company’s business, results of operations, and financial condition.

We caution that the foregoing list of factors is not all-inclusive. Moreover, we operate in a very competitive and rapidly changing environment. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of all such factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, stockholders should not place undue reliance on forward-looking statements as a prediction of actual results. All subsequent written and oral forward-looking statements concerning us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements above. We caution not to place undue reliance upon any forward-looking statements, which speak only as of the date of this proxy statement. Furthermore, we do not intend to update any of our forward-looking statements after the date of this proxy statement to conform these statements to actual results and performance, except as may be required by applicable law.

HOW TO OBTAIN ADDITIONAL INFORMATION

We maintain a website at www.whlr.us. On our website, we make available free of charge our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act, as soon as reasonably practicable after we electronically file such material with the SEC. In addition, we have posted the charters of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, as well as our Code of Business Conduct and Ethics and Corporate Governance Principles, including guidelines on director independence, all under separate headings. The information contained on our website is expressly not incorporated by reference into this proxy statement.

All reports filed with the SEC may also be read and copied at the SEC’s Public Reference Room at 100 F Street, N.E. Washington, D.C. 20549-1090. Further information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, all of our filed reports can be obtained at the SEC’s website at www.sec.gov.

If you would like additional copies of this proxy statement, or if you have questions about any of the proposals, you should contact:

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

+ 1 (212) 297-0720 (Main)

+ 1 (877) 629-6356 (Toll-Free)

Email: info@okapipartners.com

We have not authorized anyone to give any information or make any representation about any of the proposals that is different from, or in addition to, that contained in this proxy statement or in any of the materials that we have incorporated into this proxy statement. Therefore, if anyone gives you information of this sort, you should not rely on it.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all the information you should consider, and you should read the entire proxy statement before voting. The approximate date on which this proxy statement and form of proxy are first being provided to common stockholders is [            ], 2021.

Special Meeting of Common Stockholders

Date and Time: November 3, 2021 at 9:30 am, Eastern Daylight Time

Place: Via webcast, at https://meetnow.global/MAXWQNS

Record Date: September 22, 2021

Voting Matters and Board of Directors Recommendation

Items of Business	Board of Directors Recommendation
1.Approve amendments to the terms of the Series A Preferred Stock in the Charter to remove the cumulative dividend rights.	FOR
2.Approve amendments to the terms of the Series B Convertible Preferred Stock in the Charter to remove the cumulative dividend rights.	FOR

3.Approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve any of the proposals to be considered at the Special Meeting.

FOR

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

PROXY STATEMENT

FOR THE SPECIAL MEETING OF COMMON STOCKHOLDERS

TO BE HELD NOVEMBER 3, 2021

The Board of Directors of Wheeler Real Estate Investment Trust, Inc. (the “Company” or “we” or “us”) is soliciting proxies to be used at the Special Meeting of Common Stockholders (the “Special Meeting”). Beginning on or about [            ], 2021, we will send proxy materials by mail to common stockholders entitled to notice of the Special Meeting.

ABOUT THE SPECIAL MEETING

Who Can Vote

Record holders of common stock of the Company, par value $0.01 per share (the “Common Stock”), at the close of business on September 22, 2021 (the “Record Date”) may vote at the Special Meeting. On the Record Date, 9,712,986 shares of Common Stock were outstanding. Each share is entitled to cast one vote. Holders of the Company’s Series A Preferred Stock (the “Series A Preferred Stock”) and the Series B Convertible Preferred Stock (the “Series B Preferred Stock”) are not entitled to vote at the Special Meeting, but will be mailed notices in conformity with Maryland law substantially in the form attached to this proxy statement as Annex B and Annex C, respectively.

How You Can Attend the Special Meeting

The Special Meeting will be a virtual meeting of common stockholders held via live webcast, which will be accessible at https://meetnow.global/MAXWQNS at the date and time given above. The live webcast will provide common stockholders with the opportunity to vote and ask questions.

The process for attending the Special Meeting depends on how your Common Stock is held. Generally, you may hold Common Stock in your name as a “record holder” or in an account with a bank, broker, or other nominee (i.e., in “street name”).

If you are a record holder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Special Meeting virtually on the internet. Record holders should follow the instructions provided on their notice and in their proxy materials.

If you hold your shares in “street name,” you must register in advance to attend and vote at the virtual Special Meeting webcast.    If you hold your shares in “street name” and do not register, you may still listen to the Special Meeting webcast by visiting https://meetnow.global/MAXWQNS, but you will not be able to participate or vote in the meeting. To register, you must obtain a “legal proxy” from the bank, broker or other nominee of your shares and submit the legal proxy to Computershare in order to be entitled to vote those shares electronically. Please note that obtaining a legal proxy may take several days. Requests must be received no later than 5:00 p.m. Eastern Daylight Time on October 29, 2021. You will receive a confirmation of your registration by email. Meeting registration requests must include your legal proxy (an image of the legal proxy or a forward of the email from your broker including the legal proxy are acceptable) and be sent by email to legalproxy@computershare.com with the subject “Legal Proxy” or by mail to Computershare, Wheeler Real Estate Investment Trust, Inc. Legal Proxy, P.O. Box 43001, Providence, RI 02940-3001. If you wish to observe the Special Meeting (without being able to vote or submit questions) you may do so by visiting the above website and using your name and email address.

Please note that you may vote by proxy prior to November 3, 2021 and still attend the Special Meeting. Even if you currently plan to attend the Special Meeting webcast, we strongly recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the Special Meeting. If you hold your shares in street name, we urge you to submit your proxy in advance as described below.

How You Can Vote in Advance

The process for voting your Common Stock depends on how your Common Stock is held.

If you are a record holder, you can vote your shares by going to www.investorvote.com/whlr, or by calling the toll-free number (for residents of the United States and Canada) listed on your proxy card, using the 16-digit control number on your proxy card. If you chose to receive proxy materials by mail, you can also complete, sign and date the enclosed proxy card and mail it in the enclosed postage-paid envelope. If you vote online or by phone, there is no need to return a proxy card by mail. The proxy you submit will be voted in accordance with your instructions.

If you hold your shares in “street name,” you must follow the voting instructions provided by your bank, broker or other nominee to ensure that your shares are represented and voted at the Special Meeting.

Please note voting in advance by telephone and Internet will not be available after 11:59 p.m., Eastern Daylight Time, on November 2, 2021.

If a proxy is executed and returned but no instructions are given, the shares will be voted according to the recommendation of the Board of Directors.

The Board of Directors recommends a vote FOR Proposal 1 (defined below), recommends a vote FOR Proposal 2 (defined below), and recommends a vote FOR Proposal 3 (defined below).

How You Can Vote Electronically at the Special Meeting

If you are a record holder, in order to vote and/or submit a question during the Special Meeting, you will need to follow the instructions posted at https://meetnow.global/MAXWQNS and will need the control number included in the Notice sent to you.

If you hold your shares in street name, you must obtain a “legal proxy” from the bank, broker or other nominee of your shares and send the “legal proxy” to Computershare as described above.

Revocation of Proxies

If you submit your proxy over the Internet, by telephone or by mail, you may change your voting instructions by subsequently properly submitting a new proxy. Only your most recent proxy will be exercised and all others will be disregarded, regardless of the method by which the proxies were authorized. You may also revoke your earlier proxy by voting in person at the Special Meeting. Your attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. If you hold your shares in “street name,” you should follow the instructions provided by your bank, broker or other nominee to revoke your proxy.

Notices of revocation of proxies delivered by mail must be delivered by November 2, 2021 to the Company’s principal offices at 2529 Virginia Beach Blvd., Virginia Beach, VA 23452, Attention: Angelica Beltran, Corporate Secretary.

What am I voting on?

You will be voting on the following:

(1)    amending the terms of the Company’s Series A Preferred Stock (the “Series A Preferred Stock”) to remove the cumulative dividend rights (“Proposal 1”);

(2)    amending the terms of the Company’s Series B Convertible Preferred Stock (the “Series B Preferred Stock”) to remove the cumulative dividend rights (“Proposal 2”); and

(3)    approving one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve any of the proposals to be considered at the Special Meeting (“Proposal 3”).

Who is soliciting my vote?

The Board of Directors, on behalf of the Company, is soliciting your proxy to vote your shares of our Common Stock on all matters scheduled to come before the Special Meeting, whether or not you attend virtually. Additionally, Okapi Partners LLC, on behalf of the Company, is soliciting your proxy to vote your shares of our Common Stock on all matters scheduled to come before the Special Meeting, whether or not you attend virtually.

The Company will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. The Company will pay Okapi Partners LLC a fee of up to $40,000, plus disbursements, reimburse Okapi Partners LLC for its reasonable out-of-pocket expenses and indemnify Okapi Partners LLC and its affiliates against certain claims, liabilities, losses, damages and expenses for their services as our proxy solicitor. We will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding the proxy materials to our stockholders. Directors, officers and employees of the Company who solicit proxies will not be paid any additional compensation for soliciting proxies.

By submitting your proxy and voting instructions by telephone or via the Internet, or if you have chosen to receive your proxy materials by mail, by completing, signing, dating and returning the proxy card or voting instruction form, you are authorizing the persons named as proxies to vote your shares of our Common Stock at the Special Meeting as you have instructed.

Vote Required

The presence, in person (by attending the Special Meeting virtually) or by proxy, of holders of record of a majority of all issued and outstanding shares of Common Stock that are entitled to vote at the Special Meeting will constitute a quorum for transacting business at the Special Meeting. As of September 22, 2021, the record date for the Special Meeting, there were 9,712,986 shares of Common Stock issued and outstanding and entitled to vote at the Special Meeting.

If you or your broker have properly signed and returned a proxy card by mail or voted by internet or phone, you will be considered part of the quorum, and the persons named on the proxy card will vote your shares as you have instructed.

Abstentions and broker non-votes will be considered present for the purpose of determining the presence of a quorum. A “broker non-vote” occurs when the broker holding shares for a beneficial owner has not received voting instructions from the beneficial owner and does not have discretionary authority to vote the shares. If you own your shares in “street name” through a broker and do not provide voting instructions to your broker, then your broker will not have the authority to vote your shares on any proposal presented at the Special Meeting unless it has discretionary authority with respect to that proposal. In that case, your shares will be considered to be broker non-votes, and will not be voted on that proposal. Whether a broker has discretionary authority depends on your agreement with your broker and the rules of the various regional and national exchanges of which your nominee is a member. Accordingly, it is very important that you instruct your broker on how to vote shares that you hold in street name.

If you received multiple proxy cards, this indicates that your shares are held in more than one account, such as two brokerage accounts, and are registered in different names. You should vote each of the proxy cards to ensure that all your shares are voted.

Amendments to Terms of Series A Preferred Stock (Proposal 1).    The affirmative “FOR” vote of the holders of record of a majority of the shares of Common Stock that are outstanding and entitled to vote on Proposal 1 is required to approve that proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN.” For purposes of this vote, an abstention and a broker non-vote will each have the same effect as a vote “AGAINST” Proposal 1.

Amendments to Terms of Series B Preferred Stock (Proposal 2).    The affirmative “FOR” vote of the holders of record of a majority of the shares of Common Stock that are outstanding and entitled to vote on Proposal 2 is required to approve that proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN.” For purposes of this vote, an abstention and a broker non-vote will each have the same effect as a vote “AGAINST” Proposal 2.

Adjournments of the Special Meeting (Proposal 3).    The approval of the adjournments of the Special Meeting, as described in Proposal 3, requires the affirmative “FOR” vote of a majority of all shares of Common Stock voted on that proposal. For purposes of this vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote for Proposal 3.

Other Matters to be Acted Upon at the Special Meeting

We do not know of any other matters to be validly presented or acted upon at the Special Meeting. If any other matter is presented at the Special Meeting on which a vote may be properly taken, the shares represented by proxies will be voted in accordance with the judgment of the person or persons voting those shares.

Expenses of Solicitation

The Company is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. Some of our directors, officers and employees may solicit proxies personally, without any additional compensation, by telephone or mail.

Available Information

Our internet website address is www.whlr.us. We make available free of charge through our website our most recent Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports as soon as reasonably practicable after we electronically file or furnish such materials to the U.S. Securities and Exchange Commission (the “SEC”). In addition, we have posted the charters of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, as well as our Code of Business Conduct and Ethics and Corporate Governance Principles, including guidelines on director independence, all under separate headings. These documents are not incorporated in this instrument by reference. We will also provide a copy of these documents free of charge to stockholders upon written request.

Multiple Stockholders Sharing the Same Address

The SEC rules allow for the delivery of a single copy of an annual report and proxy statement to any household at which two or more stockholders reside, if it is believed the stockholders are members of the same family. Duplicate account mailings will be eliminated by allowing stockholders to consent to such elimination, or through implied consent if a stockholder does not request continuation of duplicate mailings (“Householding”). Depending upon the practices of your broker, bank or other nominee, you may need to contact them directly to continue duplicate mailings to your household. If you wish to revoke your consent to Householding, you must contact your broker, bank or other nominee.

If you hold shares of Common Stock in your own name as a holder of record, Householding will not apply to your shares.

If you wish to request extra copies free of charge of any annual report, proxy statement or information statement, please send your request to Wheeler Real Estate Investment Trust, Inc., Attention: Angelica Beltran, Corporate Secretary, 2529 Virginia Beach Blvd., Virginia Beach, VA 23452.

Questions

If you have questions about any of the proposals, you should contact the Company’s proxy solicitation agent:

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

+ 1 (212) 297-0720 (Main)

+ 1 (877) 629-6356 (Toll-Free)

Email: info@okapipartners.com

PLEASE VOTE — YOUR VOTE IS IMPORTANT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of shares of our common stock as of the record date of September 22, 2021 for:

•        each person who is the beneficial owner of 5% or more of our outstanding common stock,

•        each of our directors and named executive officers, and

•        all of our directors and executive officers as a group.

Each person or entity named in the tables has sole voting and investment power with respect to all of the shares of our common stock shown as beneficially owned by such person, except as otherwise set forth in the notes to the tables.

Unless otherwise indicated, the address of each named person is c/o Wheeler Real Estate Investment Trust, Inc., 2529 Virginia Beach Blvd., Virginia Beach, VA 23452.

	Number of Shares Beneficially Owned		Percentage of Class Beneficially Owned(1)
M. Andrew Franklin	8,632	(2)	*
Crystal Plum	7,022		*
Michelle D. Bergman	—		—
E.J. Borrack	—		—
Kerry G. Campbell	116,000	(3)	1.2%
Stefani Carter	1,800		*
Saverio M. Flemma	—		—
Paula J. Poskon	75,300	(4)	*
Joseph D. Stilwell	5,181,316	(5)	37.8%
All directors and executive officers as a group (9 persons)	5,390,070		39.2%

____________

*        Less than 1.0%

(1)      Based upon 9,712,986 shares of Common Stock outstanding on September 22, 2021. In addition, amounts assume that all convertible securities held by the stockholder are converted into Common Stock.

(2)      Includes (i) 4,356 shares of Common Stock and (ii) 7.00% Senior Subordinated Convertible Notes Due 2031 (“Notes”) convertible into 4,276 shares of Common Stock.

(3)      Includes (i) 100,000 shares of Common Stock and (ii) Notes convertible into 16,000 shares of Common Stock.

(4)      Includes (i) 50,200 shares of Common Stock and (ii) Notes convertible into 25,100 shares of Common Stock.

(5)      Includes (i) 1,181,336 shares of Common Stock and (ii) Notes convertible into 3,999,980 shares of Common Stock. Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., Stilwell Value LLC, Stilwell Value Partners VII, L.P. and Joseph Stilwell each possess shared voting and investment power over 5,181,316 shares of Common Stock (assuming conversion of the Notes into Common Stock). Mr. Stilwell is the managing member and owner of Stilwell Value LLC, which is the general partner of Stilwell Value Partners VII, L.P., Stilwell Activist Fund, L.P. and Stilwell Activist Investments, L.P.

Based upon our records and the information reported in filings with the SEC, the following were beneficial owners of more than 5% of our shares of Common Stock as of the record date of September 22, 2021 (in addition to those noted above).

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Class Beneficially Owned(1)
Magnetar Financial LLC(2) 1603 Orrington Avenue, 13th Floor Evanston, IL 60201	1,761,839	15.4%
Daniel Khoshaba(3) c/o Alexander Palm Road Boca Raton, FL 33432	1,105,924	11.4%
Richard S. Strong(4) c/o Godfrey & Kahn, S.C. 833 East Michigan Street, Suite 3800 Milwaukee, WI 53202	945,000	9.7%
Steamboat Capital Partners, LLC(5) 31 Old Wagon Road Old Greenwich, CT 065870	792,356	7.5%
Eidelman Virant Capital, Inc.(6) 8000 Maryland Avenue, Suite 600 St. Louis, MO 63105	686,687	7.1%
FMR LLC(7) 245 Summer Street Boston, MA 02210	522,276	5.4%

____________

(1)      Based upon 9,712,986 shares of Common Stock outstanding on September 22, 2021. In addition, amounts assume that all convertible securities held by the stockholder are converted into Common Stock. All beneficial ownership identified on this table is held by the beneficial owners with sole voting power and sole investment power unless otherwise indicated.

(2)      Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on September 10, 2021, reporting beneficial ownership as of August 13, 2021. Magnetar Financial LLC (“Magnetar”) possesses shared voting power and shared investment power over (i) Common Stock Purchase Warrants that are exercisable for 998,547 shares of Common Stock, (ii) Notes convertible into 347,292 shares of Common Stock and (iii) Purchase Rights to purchase up to $3.0 million in additional Notes convertible into 416,000 shares of Common Stock. Includes the shares reported by Magnetar Capital Partners LP, Supernova Management LLC and Alec N. Litowitz. Mr. Litowitz is the manager of Supernova Management LLC, which is the general partner of Magnetar Capital Partners LP. Magnetar Capital Partners LP is the sole member of Magnetar.

(3)      Based solely upon the Schedule 13D/A filed with the SEC by the beneficial owner on August 23, 2021, reporting beneficial ownership of 1,105,924 shares of Common Stock as of August 23, 2021.

(4)      Based solely upon the Schedule 13G/A filed with the SEC by the beneficial owner on February 8, 2021, reporting beneficial ownership as of December 31, 2020. Mr. Strong possesses shared voting power and shared investment power over 945,000 shares with Calm Waters Partnership, of which he is the managing member.

(5)      Based solely upon the Schedule 13D filed with the SEC by the beneficial owner on June 1, 2021, reporting beneficial ownership as of May 21, 2021. Steamboat Capital Partners, LLC possesses shared voting power over 232,123 shares of Series B Preferred Stock and 439,132 shares of Series D Preferred Stock, which are convertible into 145,076 and 647,280 shares of Common Stock, respectively.

(6)      Based solely upon the Schedule 13G filed with the SEC by the beneficial owner on January 27, 2021, reporting beneficial ownership as of January 26, 2021 of 686,687 shares of Common Stock.

(7)      Based solely upon the Schedule 13G/A filed with the SEC by the beneficial owner on April 12, 2021, reporting beneficial ownership as of April 9, 2021 of 522,276 shares of Common Stock. Includes the shares reported by Abigail P. Johnson.

PROPOSAL 1 — series a amendment proposal

General

The Board of Directors proposes and recommends that the Company’s common stockholders approve amendments to the terms of the Series A Preferred Stock that remove its cumulative dividend rights, as provided in the Company’s charter (the “Charter”). These amendments are included in the proposed amendments (the “Proposed Amendments”) that are attached as Annex A to this Proxy Statement.

After careful consideration, the Board of Directors has unanimously adopted resolutions approving Proposal 1, determining that Proposal 1 is advisable and directing that it be submitted to the common stockholders for approval. Proposal 1 materially changes the terms of the Series A Preferred Stock by removing any cumulative dividend rights of holders of the Series A Preferred Stock. If Proposal 1 is approved, then a holder of the Series A Preferred Stock will only be entitled to receive, if authorized and declared by the Board of Directors, cash dividends at the rate of 9% per annum of the $1,000 liquidation preference per share of the Series A Preferred Stock (equivalent to the fixed annual amount of $90.00 per share of the Series A Preferred Stock), which dividends shall be payable quarterly in arrears and shall not accrue or accumulate under any circumstances. Currently, pursuant to the Charter, dividends on the Series A Preferred Stock accrue and cumulate on a quarterly basis even if not declared by the Board of Directors.

Elimination of Cumulative Dividend Rights

This Proposal 1 is part of the Company’s ongoing efforts to improve the Company’s capital structure. These amendments would improve Basic Earnings per Share, Funds From Operations (“FFO”), the Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends, and significantly reduce the Company’s large and growing financial obligation to its preferred stockholders, which the Company believes impedes the potential growth and strategic opportunities available to it.

Dividend Entitlement of Series A Preferred Stock

As of June 30, 2021, the Company had an aggregate of $139,095 of accrued but unpaid dividends on the Series A Preferred Stock.

The following provides a summary of the future dividends scheduled to accumulate on the outstanding Series A Preferred as of June 30, 2021 over the next five years assuming no cash dividend payments are made thereunder after the date of this proxy statement:

	2021	2022	2023	2024	2025
Balance, January 1	$113,805	$164,385	$214,965	$265,545	$316,125
Unpaid dividends earned by stockholders	$50,580	$50,580	$50,580	$50,580	$50,580
Balance, December 31	$164,385	$214,965	$265,545	$316,125	$366,705

If Proposal 1 is approved, all accumulated and unpaid dividends on the Series A Preferred Stock will be eliminated, and no further dividends on the Series A Preferred Stock will accumulate.

Impact on Basic Earnings per Share Ratio on Income Statement

Eliminating the cumulative dividend rights would improve Basic Earnings per Share on the Company’s Income Statement.

Basic Earnings per Share for the Company’s common stockholders is calculated by dividing income (loss) from continuing operations, excluding amounts attributable to preferred stockholders and the net income (loss) attributable to noncontrolling interests, by the Company’s weighted-average shares of Common Stock outstanding during the period.

The following tables for the six months ended June 30, 2021 and the year ended December 31, 2020, show an increase in Basic Earnings per Share of $0.003 and $0.005, respectively.

in thousands, except share and per share data	Six Months Ended June 30, 2021	Removal of Cumulative Nature of Series A Dividends		Proforma Six Months Ended June 30, 2021
Net Loss	$(7,101)	$		$(7,101)
Less: Net income attributable to noncontrolling interests	15			15
Net Loss Attributable to Wheeler REIT	(7,116)		—	(7,116)
Preferred Stock dividends – undeclared	(6,592)		25	(6,567)
Deemed contribution related to preferred stock redemption	5,040			5,040
Net Loss Attributable to Wheeler REIT Common Stockholders	$(8,668)		$25	$(8,643)

Weighted-average number of shares	9,706,183			9,706,183

Basic Earnings per share	$(0.893)			$(0.890)

Increase in Basic Earnings per share				$0.003
in thousands, except share and per share data	Year Ended December, 31 2020	Removal of Cumulative Nature of Series A Dividends		Proforma Year Ended December, 31 2020
Net Income	$287	$		$287
Less: Net income attributable to noncontrolling interests	42			42
Net Income Attributable to Wheeler REIT	245		—	245
Preferred Stock dividends – undeclared	(14,528)		51	(14,477)
Deemed contribution related to preferred stock redemption	726			726
Net Loss Attributable to Wheeler REIT Common Stockholders	$(13,557)		$51	$(13,506)

Weighted-average number of shares	9,698,274			9,698,274

Basic Earnings per share	$(1.398)			$(1.393)

Increase in Basic Earnings per share				$0.005

Impact on Funds from Operations (FFO)

Eliminating the cumulative dividend rights would improve FFO.

We use FFO, a non-GAAP measure, as an alternative measure of our operating performance, specifically as it relates to results of operations and liquidity. We compute FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999, April 2002 and December 2018). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs), plus impairment of real estate related long-lived assets and after adjustments for unconsolidated partnerships and joint ventures. Most industry analysts and equity REITs, including us, consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions and excluding depreciation, FFO is a helpful tool that can assist in the comparison of the operating performance of a company’s real estate between periods, or as compared to different companies. Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income alone as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, while historically real estate values have risen or fallen with market conditions. Accordingly, we believe

FFO provides a valuable alternative measurement tool to GAAP when presenting our operating results. To arrive at FFO available to common stockholders and common unitholders, FFO is then reduced by amounts attributable to preferred stockholders.

The following tables for the six months ended June 30, 2021 and the year ended December 31, 2020, show an increase in FFO of $25,000 and $51,000, respectively.

in thousands	Six Months Ended June 30, 2021	Removal of Cumulative Nature of Series A Dividends		Proforma Six Months Ended June 30, 2021
Net Loss	$(7,101)	$		$(7,101)
Depreciation and amortization of real estate assets	7,355			7,355
Impairment of assets held for sale	2,200			2,200
Gain on disposal of properties	(176)			(176)
FFO	2,278		—	2,278
Preferred stock dividends – undeclared	(6,592)		25	(6,567)
Preferred stock accretion adjustments	309			309
FFO available to common stockholders and common unitholders	$(4,005)		$25	$(3,980)
in thousands	Year Ended December, 31 2020	Removal of Cumulative Nature of Series A Dividends		Proforma Year Ended December, 31 2020
Net Income	$287	$		$287
Depreciation and amortization of real estate assets	17,291			17,291
Impairment of assets held for sale	600			600
Gain on disposal of properties	(23)			(23)
FFO	18,155		—	18,155
Preferred stock dividends – undeclared	(14,528)		51	(14,477)
Preferred stock redemption	96			96
Preferred stock accretion adjustments	677			677
FFO available to common stockholders and common unitholders	$4,400		$51	$4,451

Impact on Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends

Eliminating the cumulative dividend rights would improve the Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends.

The Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends is calculated by dividing earnings equaling net income (loss) adjusted for noncontrolling interest, and fixed charges equaling interest expense, and amortization of deferred loan costs related to mortgage indebtedness by the sum of fixed charges and amounts attributable to preferred stockholders.

The following tables for the six months ended June 30, 2021 and the year ended December 31, 2020, show a Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends of 0.340 and 0.549, respectively.

Earnings (in thousands)	Six Months Ended June 30, 2021		Removal of Cumulative Nature of Series A Dividends		Proforma Six Months Ended June 30, 2021
Net Loss	$(7,101)		$		$(7,101)
Add: Fixed Charges	14,176				14,176
Less: Net income attributable to non-controlling interests	(15)				(15)
Total Earnings	$7,060			$—	$7,060

Fixed charges (in thousands):
Interest expense	$9,860		$		$9,860
Amortization of deferred loan costs related to mortgage indebtedness	4,316				4,316
Total fixed charges	$14,176			$—	$14,176
Preferred dividends	6,592			(25)	6,567
Total combined fixed charges and preferred stock dividends	$20,768				$20,743
Ratio of earnings to combined fixed charges and preferred stock dividends	0.340	(A)			0.340	(B)

____________

(A)     The computation of our ratios of earnings to combined fixed charges and preferred stock dividends indicates that earnings were inadequate to cover combined fixed charges and preferred stock dividends by approximately $13.71 million for the six months ended June 30, 2021.

(B)     The computation of our ratios of earnings to combined fixed charges and preferred stock dividends indicates that earnings were inadequate to cover combined fixed charges and preferred stock dividends by approximately $13.68 million for the six months ended June 30, 2021, on a proforma basis.

Earnings (in thousands)	Year Ended December, 31 2020		Removal of Cumulative Nature of Series A Dividends		Proforma Year Ended December, 31 2020
Net Income	$287		$		$287
Add: Fixed Charges	17,092				17,092
Less: Net income attributable to non-controlling interests	(42)				(42)
Total Earnings	$17,337			$—	$17,337

Fixed charges (in thousands):
Interest expense	$15,994		$		$15,994
Amortization of deferred loan costs related to mortgage indebtedness	1,098				1,098
Total fixed charges	$17,092			$—	$17,092
Preferred dividends	14,528			(51)	14,477
Total combined fixed charges and preferred stock dividends	$31,620				$31,569
Ratio of earnings to combined fixed charges and preferred stock dividends	0.548	(A)			0.549	(B)

____________

(A)     The computation of our ratios of earnings to combined fixed charges and preferred stock dividends indicates that earnings were inadequate to cover combined fixed charges and preferred stock dividends by approximately $14.28 million for the year ended December 31, 2020.

(B)     The computation of our ratios of earnings to combined fixed charges and preferred stock dividends indicates that earnings were inadequate to cover combined fixed charges and preferred stock dividends by approximately $14.23 million for the year ended December 31, 2020, on a proforma basis.

If Proposal 1 is approved by the common stockholders and the charter amendments are effected, then the cumulative dividends of the Series A Preferred Stock will no longer accrue or accumulate under any circumstances and will not be payable to the holders of the Series A Preferred Stock. In the event that Proposal 1 is not approved by common stockholders, the current terms of the Series A Preferred Stock will remain in effect and the Charter’s terms concerning the dividends on the Series A Preferred Stock will not be amended.

This general description of the amendments to the terms of the Series A Preferred Stock provided in the Proposed Amendments provided herein is qualified in its entirety by reference to the text of the Proposed Amendments, a copy of which is attached as Annex A to this Proxy Statement and is incorporated by reference herein. Additions to the existing Charter that are contemplated by the Proposed Amendments are indicated by underlining, and deletions to the existing Charter that are contemplated by the Proposed Amendments are indicated by strike-outs.

No Appraisal Rights

No stockholder of the Company will have appraisal rights with respect to any matter to be acted upon at the Special Meeting, and the Company will not independently provide stockholders with such rights.

Vote Required

The affirmative “FOR” vote of the holders of record of a majority of the shares of Common Stock that are outstanding and entitled to vote on Proposal 1 is required to approve that proposal.

For purposes of this vote, an abstention and a broker non-vote will each have the same effect as a vote “AGAINST” Proposal 1.

Board of Directors Recommendation

After careful consideration, the Board of Directors determined that Proposal 1 is advisable and directed that it be submitted to the holders of the Company’s Common Stock for their approval. The Board of Directors recommends that the holders of the Company’s Common Stock vote “FOR” Proposal 1.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR”
PROPOSAL 1

PROPOSAL 2 — SERIES B AMENDMENT PROPOSAL

General

The Board of Directors proposes and recommends that the Company’s common stockholders approve amendments to the terms of the Series B Preferred Stock that remove its cumulative dividend rights, as provided in the Company’s Charter. These amendments are included in the Proposed Amendments that are attached as Annex A to this Proxy Statement.

After careful consideration, the Board of Directors has unanimously adopted resolutions approving Proposal 2, determining that Proposal 2 is advisable and directing that it be submitted to the common stockholders for approval. Proposal 2 materially changes the terms of the Series B Preferred Stock by removing any cumulative dividend rights of holders of the Series B Preferred Stock. If Proposal 2 is approved, then a holder of the Series B Preferred Stock will only be entitled to receive, if authorized and declared by the Board of Directors, cash dividends at the rate of 9% per annum of the $25 liquidation preference per share of the Series B Preferred Stock (equivalent to the fixed annual amount of $2.25 per share of the Series B Preferred Stock), which dividends shall be payable quarterly in arrears and shall not accrue or accumulate under any circumstances. Currently, pursuant to the Charter, dividends on the Series B Preferred Stock accrue and cumulate on a quarterly basis even if not declared by the Board of Directors.

Elimination of Cumulative Dividend Rights

This Proposal 2 is part of the Company’s ongoing efforts to improve the Company’s capital structure. These amendments would improve Basic Earnings per Share, Funds From Operations (“FFO”), the Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends, and significantly reduce the Company’s large and growing financial obligation to its preferred stockholders, which the Company believes impedes the potential growth and strategic opportunities available to it.

Dividend Entitlement of Series B Preferred Stock

As of June 30, 2021, the Company had an aggregate of $11,606,191 of accrued but unpaid dividends on the Series B Preferred Stock.

The following provides a summary of the future dividends scheduled to accumulate on the outstanding Series B Preferred as of June 30, 2021 over the next five years assuming no cash dividend payments are made thereunder after the date of this proxy statement:

	2021	2022	2023	2024	2025
Balance, January 1	$9,495,974	$13,716,407	$17,936,840	$22,157,273	$26,377,706
Unpaid dividends earned by stockholders	$4,220,433	$4,220,433	$4,220,433	$4,220,433	$4,220,433
Balance, December 31	$13,716,407	$17,936,840	$22,157,273	$26,377,706	$30,598,139

If Proposal 2 is approved, all accumulated and unpaid dividends on the Series B Preferred Stock will be eliminated, and no further dividends on the Series B Preferred Stock will accumulate.

Impact on Basic Earnings per Share Ratio on Income Statement

Eliminating the cumulative dividend rights would improve Basic Earnings per Share on the Company’s Income Statement.

Basic earnings per share for the Company’s common stockholders is calculated by dividing income (loss) from continuing operations, excluding amounts attributable to preferred stockholders and the net income (loss) attributable to noncontrolling interests, by the Company’s weighted-average shares of Common Stock outstanding during the period.

The following tables for the six months ended June 30, 2021 and the year ended December 31, 2020, show an increase in Basic Earnings per Share of $0.217 and $0.435, respectively.

in thousands, except share and per share data	Six Months Ended June 30, 2021	Removal of Cumulative Nature of Series B Dividends		Proforma Six Months Ended June 30, 2021
Net Loss	$(7,101)	$		$(7,101)
Less: Net income attributable to noncontrolling interests	15			15
Net Loss Attributable to Wheeler REIT	(7,116)		—	(7,116)
Preferred Stock dividends – undeclared	(6,592)		2,110	(4,482)
Deemed contribution related to preferred stock redemption	5,040			5,040
Net Loss Attributable to Wheeler REIT Common Stockholders	$(8,668)		$2,110	$(6,558)

Weighted-average number of shares	9,706,183			9,706,183

Basic Earnings per share	$(0.893)			$(0.676)

Increase in Basic Earnings per share				$0.217
in thousands, except share and per share data	Year Ended December, 31 2020	Removal of Cumulative Nature of Series B Dividends		Proforma Year Ended December, 31 2020
Net Income	$287	$		$287
Less: Net income attributable to noncontrolling interests	42			42
Net Income Attributable to Wheeler REIT	245		—	245
Preferred Stock dividends – undeclared	(14,528)		4,220	(10,308)
Deemed contribution related to preferred stock redemption	726			726
Net Loss Attributable to Wheeler REIT Common Stockholders	$(13,557)		$4,220	$(9,337)

Weighted-average number of shares	9,698,274			9,698,274

Basic Earnings per share	$(1.398)			$(0.963)

Increase in Basic Earnings per share				$0.435

Impact on Funds from Operations (FFO)

Eliminating the cumulative dividend rights would improve FFO.

We use FFO, a non-GAAP measure, as an alternative measure of our operating performance, specifically as it relates to results of operations and liquidity. We compute FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999, April 2002 and December 2018). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs), plus impairment of real estate related long-lived assets and after adjustments for unconsolidated partnerships and joint ventures. Most industry analysts and equity REITs, including us, consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions and excluding depreciation, FFO is a helpful tool that can assist in the comparison of the operating performance of a company’s real estate between periods, or as compared to different companies. Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income alone as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, while historically real estate values have risen or fallen with market conditions. Accordingly, we believe FFO provides a valuable alternative measurement tool to GAAP when presenting our operating results. To arrive at FFO available to common stockholders and common unitholders, FFO is then reduced by amounts attributable to preferred stockholders.

The following tables for the six months ended June 30, 2021 and the year ended December 31, 2020, show an increase in FFO of $2,110,000 and $4,220,000, respectively.

in thousands	Six Months Ended June 30, 2021	Removal of Cumulative Nature of Series B Dividends		Proforma Six Months Ended June 30, 2021
Net Loss	$(7,101)	$		$(7,101)
Depreciation and amortization of real estate assets	7,355			7,355
Impairment of assets held for sale	2,200			2,200
Gain on disposal of properties	(176)			(176)
FFO	2,278		—	2,278
Preferred stock dividends – undeclared	(6,592)		2,110	(4,482)
Preferred stock accretion adjustments	309			309
FFO available to common stockholders and common unitholders	$(4,005)		$2,110	$(1,895)
in thousands	Year Ended December, 31 2020	Removal of Cumulative Nature of Series B Dividends		Proforma Year Ended December, 31 2020
Net Income	$287	$		$287
Depreciation and amortization of real estate assets	17,291			17,291
Impairment of assets held for sale	600			600
Gain on disposal of properties	(23)			(23)
FFO	18,155		—	18,155
Preferred stock dividends – undeclared	(14,528)		4,220	(10,308)
Preferred stock redemption	96			96
Preferred stock accretion adjustments	677			677
FFO available to common stockholders and common unitholders	$4,400		$4,220	$8,620

Impact on Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends

Eliminating the cumulative dividend rights would improve the Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends.

The Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends is calculated by dividing earnings equaling net income (loss) adjusted for noncontrolling interest, and fixed charges equaling interest expense, and amortization of deferred loan costs related to mortgage indebtedness by the sum of fixed charges and amounts attributable to preferred stockholders.

The following tables for the six months ended June 30, 2021 and the year ended December 31, 2020, show a Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends of 0.378 and 0.633, respectively.

Earnings (in thousands)	Six Months Ended June 30, 2021	Removal of Cumulative Nature of Series B Dividends		Proforma Six Months Ended June 30, 2021
Net Loss	$(7,101)	$		$(7,101)
Add: Fixed Charges	14,176			14,176
Less: Net loss attributable to non-controlling interests	(15)			(15)
Total Earnings	$7,060		$—	$7,060

Fixed charges (in thousands):
Interest expense	$9,860	$		$9,860
Amortization of deferred loan costs related to mortgage indebtedness	4,316			4,316
Total fixed charges	$14,176		$—	$14,176
Preferred dividends	6,592		(2,110)	4,482
Total combined fixed charges and preferred stock dividends	$20,768			$18,658
Ratio of earnings to combined fixed charges and preferred stock dividends	0.340(A)			0.378(B)

____________

(A)     The computation of our ratios of earnings to combined fixed charges and preferred stock dividends indicates that earnings were inadequate to cover combined fixed charges and preferred stock dividends by approximately $13.71 million for the six months ended June 30, 2021.

(B)     The computation of our ratios of earnings to combined fixed charges and preferred stock dividends indicates that earnings were inadequate to cover combined fixed charges and preferred stock dividends by approximately $11.60 million for the six months ended June 30, 2021, on a proforma basis.

Earnings (in thousands)	Year Ended December, 31 2020	Removal of Cumulative of Nature Series B Dividends		Proforma Year Ended December, 31 2020
Net Income	$287	$		$287
Add: Fixed Charges	17,092			17,092
Less: Net loss attributable to non-controlling interests	(42)			(42)
Total Earnings	$17,337		$—	$17,337

Fixed charges (in thousands):
Interest expense	$15,994	$		$15,994
Amortization of deferred loan costs related to mortgage indebtedness	1,098			1,098
Total fixed charges	$17,092		$—	$17,092
Preferred dividends	14,528		(4,220)	10,308
Total combined fixed charges and preferred stock dividends	$31,620			$27,400
Ratio of earnings to combined fixed charges and preferred stock dividends	0.548(A)			0.633(B)

____________

(A)     The computation of our ratios of earnings to combined fixed charges and preferred stock dividends indicates that earnings were inadequate to cover combined fixed charges and preferred stock dividends by approximately $14.28 million for the year ended December 31, 2020.

(B)     The computation of our ratios of earnings to combined fixed charges and preferred stock dividends indicates that earnings were inadequate to cover combined fixed charges and preferred stock dividends by approximately $10.06 million for the year ended December 31, 2020, on a proforma basis.

If Proposal 2 is approved by the common stockholders and the charter amendments are effected, then the cumulative dividends on the Series B Preferred Stock will no longer accrue or accumulate under any circumstances and will not be payable to the holders of the Series B Preferred Stock. In the event that Proposal 2 is not approved by common stockholders, the current terms of the Series B Preferred Stock will remain in effect and the Charter’s terms concerning the dividends on the Series B Preferred Stock will not be amended.

This general description of the amendments to the terms of the Series B Preferred Stock provided in the Proposed Amendments provided herein is qualified in its entirety by reference to the text of the Proposed Amendments, a copy of which is attached as Annex A to this Proxy Statement and incorporated by reference herein. Additions to the existing Charter that are contemplated by the Proposed Amendments are indicated by underlining, and deletions to the existing Charter that are contemplated by the Proposed Amendments are indicated by strike-outs.

No Appraisal Rights

No stockholder of the Company will have appraisal rights with respect to any matter to be acted upon at the Special Meeting, and the Company will not independently provide stockholders with such rights.

Vote Required

The affirmative “FOR” vote of the holders of record of a majority of the shares of Common Stock that are outstanding and entitled to vote on Proposal 2 is required to approve that proposal.

For purposes of this vote, an abstention and a broker non-vote will each have the same effect as a vote “AGAINST” Proposal 2.

Board of Directors Recommendation

After careful consideration, the Board of Directors determined that Proposal 2 is advisable and directed that it be submitted to the holders of the Company’s Common Stock for their approval. The Board of Directors recommends that the holders of the Company’s Common Stock vote “FOR” Proposal 2.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR”
PROPOSAL 2

PROPOSAL 3 — adjournments proposal

General

The Board of Directors proposes and recommends that the Company’s common stockholders approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if the Company has not obtained sufficient affirmative common stockholder votes to approve Proposal 1, Proposal 2, or both such proposals.

If the common stockholders approve this proposal, the Company could adjourn the Special Meeting and use the additional time to solicit additional proxies.

If, at the Special Meeting, the number of shares present in person or by proxy and voting in favor of Proposal 1 or Proposal 2 is not sufficient to approve all or any of them, then the Company may move to adjourn the Special Meeting in order to enable the Company’s directors, officers and employees to solicit additional proxies for the adoption of the proposals.

In that event, the Company will ask common stockholders to vote only upon Proposal 3, and not the other proposals. Proposal 3 relates only to an adjournment of the Special Meeting for purposes of soliciting additional proxies to obtain the requisite common stockholder approval to approve the proposals to be considered at the Special Meeting.

The Company retains full authority to the extent set forth in the Company’s Bylaws to adjourn the Special Meeting for any other purpose, or to postpone the Special Meeting before it is convened, without the consent of any common stockholder.

Vote Required

The approval of the adjournments of the Special Meeting, as described in this Proposal 3, requires the affirmative “FOR” vote of a majority of all shares of Common Stock voted on that proposal.

For purposes of this vote, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote for this proposal.

Board of Directors Recommendation

After careful consideration, the Board of Directors determined that Proposal 3 is advisable and directed that it be submitted to the holders of the Company’s Common Stock for their approval. The Board of Directors recommends that the holders of the Company’s Common Stock vote “FOR” Proposal 3.

YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR”
PROPOSAL 3

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

You should read the following discussion of our financial condition and results of operations in conjunction with our financial statements and the notes thereto included in this proxy statement. For more detailed information regarding the basis of presentation for the following information, you should read the notes to the financial statements included in this proxy statement. The following discussion and analysis contains forward-looking statements that involve risks and uncertainties. Our actual results may differ materially from those anticipated in these forward-looking statements.

Company Overview

We are a Maryland corporation focused on owning, leasing and operating income producing strip centers, neighborhood centers, grocery-anchored centers, community centers and free-standing retail properties. We have targeted competitively protected properties located within developed areas, commonly referred to as in-fill, that possess minimal competition risk and are surrounded by communities that have strong demographics and dynamic, diversified economies that will continue to generate jobs and future demand for commercial real estate. Our primary target markets include the Southeast and Mid-Atlantic.

Our portfolio is comprised of fifty-nine retail shopping centers and four undeveloped properties in Virginia, North Carolina, South Carolina, Georgia, Florida, Alabama, Oklahoma, Tennessee, Kentucky, New Jersey, Pennsylvania and West Virginia. The Company’s portfolio had total net rentable space of approximately 5,561,766 square feet and a leased level of approximately 88.9% at December 31, 2020 and total net rentable space of approximately 5,511,881 square feet and a leased level of approximately 91.9% at June 30, 2021.

Recent Trends and Activities

There have been several significant events that have impacted our Company. These events are summarized below.

Impact of COVID-19

The following discussion is intended to provide stockholders with certain information regarding the impacts of the COVID-19 pandemic on the Company’s business and management’s efforts to respond. Unless otherwise specified, the statistical and other information regarding the Company’s portfolio and tenants are estimates based on information available to the Company. As a result of the rapid development, fluidity and uncertainty surrounding this situation, the Company expects that such statistical and other information will change, potentially significantly, going forward and may not be indicative of the actual impact of the COVID-19 pandemic on the Company’s business, operations, cash flows and financial condition for future periods.

The United States of America has been subject to significant economic disruption caused by the onset of COVID-19. Nearly every industry has been impacted directly or indirectly, and the U.S. retail market has come under severe pressure due to numerous factors, including preventative measures taken by local, state and federal authorities to alleviate the public health crisis such as mandatory business closures, quarantines, restrictions on travel and “shelter-in-place” or “stay-at-home” orders at the state and local levels. These containment measures, which generally do not apply to businesses designated as “essential,” are affecting the operations of different categories of the Company’s base to varying degrees with, for example, grocery stores and pharmacies generally permitted to remain open and operational, restaurants generally limited to take-out and delivery services only and capacity restrictions while open, and non-essential businesses generally forced to close. The Company generally has operated its business as usual in 2021, but there is uncertainty as to whether restrictions will be reinstated during the ongoing COVID-19 pandemic.

Our operating portfolio contains retail shopping centers with a particular emphasis on grocery-anchored retail centers; grocers represent approximately 26% of total annualized base rent (ABR) as of December 31, 2020 and June 30, 2021. We generally lease our properties to national and regional retailers.

The Company’s portfolio and tenants have been impacted as follows:

•        All of the Company’s retail shopping centers are open and operating. As of December 31, 2020, all of the Company’s shopping centers feature necessity-based tenants, with forty-three of the sixty properties anchored by grocery and/or drug stores. As of June 30, 2021, all of the Company’s shopping centers feature necessity-based tenants, with forty-four of the fifty-nine properties anchored by grocery and/or drug stores.

•        As of December 31, 2020, the Company agreed to lease modifications with nine tenants who declared bankruptcy, resulting in a weighted average rate decrease of 7.54% or $0.86 rate per square foot.

•        During 2020, nine tenants vacated due to bankruptcy and three of these vacated tenants have been backfilled.

•        Beginning in April 2020, the Company received certain rent relief requests, most often in the form of rent deferral requests, as a result of COVID-19. The Company evaluates each tenant rent relief request on an individual basis, considering a number of factors. Not all tenant requests ultimately result in concessions or modification of agreements, nor is the Company forgoing its contractual rights under its lease agreements. As a result, the Company granted 148 concessions as of March 5, 2021 and modified 72 leases as of December 31, 2020, with a weighted average rate increase of 3.53% and 3 year weighted average extension term. During the three months ended December 31, 2020, the Company modified 4 leases at no rate change and five months weighted average extension term.

•        The Company has received payment of 97% of contractual base rent and tenant reimbursements billed for the three months ended December 31, 2020, total 2020 collections were 99%. Collections in 2021 have returned to pre-COVID levels.

•        As of December 31, 2020, $257 thousand of accounts receivable relate to short term deferral of rents, a decrease of $132 thousand compared to September 30, 2020, declining to $78 thousand as of June 30, 2021.

The Company has taken a number of proactive measures to maintain the strength of its business and manage the impact of COVID-19 on the Company’s operations and liquidity, including the following:

•        Along with the Company’s tenants and the communities they serve, the health and safety of the Company’s employees and their families is a top priority. The Company has adapted its operations to protect employees, including implementing a work from home policy and the Company’s IT systems have enabled its team to work seamlessly.

•        The Company is in constant communication with its tenants and sharing resources on how to identify local, state and federal resources that may be available to support their businesses and employees during the pandemic, including stimulus funds that may be available under the Coronavirus Aid, Relief and Economic Security Act of 2020 and the Consolidated Appropriations Act of 2021.

•        Given the uncertainty of the COVID-19 pandemic’s near and potential long-term impact on the Company’s business, and in order to preserve its liquidity position, the Company has continued its suspension of any dividend distributions.

The Company derives revenues primarily from rents received from tenants under leases at the Company’s properties. The Company’s operating results therefore depend materially on the ability of its tenants to make required rental payments. The extent to which the COVID-19 pandemic impacts the businesses of the Company’s tenants, and the Company’s operations and financial condition, will depend on future developments which are highly uncertain and cannot be predicted with confidence, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and such containment measures, among others. While the extent of the outbreak and its impact on the Company, its tenants and the U.S. retail market is uncertain, a prolonged crisis could result in continued disruptions in the credit and financial markets, continued high unemployment rates, low consumer confidence and consumer spending levels and overall poor global and U.S. economic conditions. The factors described above, as well as additional factors that the Company may not currently be aware of, could materially negatively impact the Company’s ability to collect rent and could lead to termination of leases by tenants, tenant bankruptcies, decreases in demand for retail space at the Company’s properties, difficulties in accessing capital, impairment of the Company’s long-lived assets and other impacts that could materially and adversely affect the Company’s business, results of operations, financial condition and ability to pay distributions to stockholders.

Paycheck Protection Program

On April 24, 2020, the Company received proceeds of $552 thousand in the form of a promissory note (the “Promissory Note”) pursuant to the Paycheck Protection Program (the “PPP”) under the Coronavirus Aid, Relief and Economic Security Act. The full amount of the Promissory Note was forgiven in January 2021.

Dispositions

Disposal Date	Property	Contract Price	Gain (loss)	Net Proceeds
		(in thousands, unaudited)
July 9, 2021	Tulls Creek Land Parcel (1.28 acres) – Moyock, NC	$250	$52	$224
March 25, 2021	Berkley Shopping Center and Berkley Land Parcel (0.75 acres) – Norfolk, VA	$4,150	$176	$3,937
December 31, 2020	Riversedge North – Virginia Beach, VA	$3,000	$49	$2,843
January 21, 2020	St. Matthews – St. Matthews, SC	1,775	(26)	1,665

In conjunction with the Berkley Shopping Center disposition the Company made a $3.22 million principal payment on the Berkley/Sangaree/Tri-County loan and paid $687 thousand in defeasance.

On December 31, 2020, the Company sold its corporate headquarters in Virginia Beach to an unrelated party and simultaneously leased the building for ten years at an annual base rent of $265 thousand, plus taxes and other operating and maintenance expenses. The transaction qualified for sale leaseback accounting in accordance with ASC 842. As a result of this transaction, a gain of $49 thousand was recognized, which is included in “gain on disposal of properties” on the consolidated statements of operations with the remaining gain of $725 thousand deferred over the life of the lease and the net cash proceeds were approximately $1.10 million after transaction costs and repayment of the outstanding mortgage.

Assets Held for Sale

At June 30, 2021, assets held for sale included Columbia Fire Station, Surrey Plaza, two outparcels at Rivergate Shopping Center and a 1.28 acre land parcel in Moyock, North Carolina, as the Company has committed to a plan to sell each property.

At December 31, 2020, assets held for sale included Columbia Fire Station, Berkley Shopping Center, a .75 acre land parcel at Berkley and two outparcels at Rivergate Shopping Center, as the Company has committed to a plan to sell each property.

The Company recorded $600 thousand and $2.20 million in impairment expense for the year ended December 31, 2020 and six months ended June 30, 2021, respectively related to Columbia Fire Station, reducing the carrying value of the amounts that exceeded the property’s fair value less estimated selling costs.

Powerscourt Financing Agreement Payoff

On December 22, 2020, the Company entered into a financing agreement (the “Powerscourt Financing Agreement”) with Powerscourt Investments XXII, LP, as administrative agent and collateral agent. The Powerscourt Financing Agreement provided for a term loan in the aggregate principal of $25.00 million. The proceeds of the Powerscourt Financing Agreement were intended for the following: (i) to paydown the Company’s indebtedness on the KeyBank Credit Agreement, (ii) to redeem certain shares of Series D Preferred Stock and (iii) to pay fees and expenses in connection with the transactions contemplated by the Powerscourt Financing Agreement. The Powerscourt Financing Agreement was at a rate of 13.50% and was to mature on March 31, 2023 with quarterly interest only payments beginning on January 15, 2021. In conjunction with the Powerscourt Financing Agreement, the Company issued to Powerscourt XXII, LP a warrant to purchase an aggregate of 496,415 shares of the Company’s Common Stock (see the “Powerscourt Warrant Agreement” below).

On March 12, 2021, the Company paid in full the $25.00 million Powerscourt Financing Agreement.

Powerscourt Warrant Agreement

Pursuant to the Powerscourt Financing Agreement, the Company issued Powerscourt Investments XXII, LP, a warrant (the “Powerscourt Warrant”) to purchase 496,415 shares of Common Stock for $3.12 per share (the “Powerscourt Warrant Agreement”). The Powerscourt Warrant is exercisable at the option of its holder in whole or in part into shares of Common Stock from time to time on or after December 22, 2020 and before the date that is the 36-month anniversary of December 22, 2020. The Powerscourt Warrant Agreement contains terms and features that give rise to derivative liability classification.

The Company utilized the Monte Carlo simulation model to calculate the fair value of these warrants at the date of commitment. Significant observable and unobservable inputs include stock price, conversion price, annual risk free rate, term, likelihood of an event of contractual conversion and expected volatility. The Monte Carlo simulation is a Level 3 valuation technique because it requires the development of significant internal assumptions in addition to observable market indicators. The warrants were valued at approximately $594 thousand and the Company recorded a liability included on the consolidated balance sheet. For additional details, see Note 6 to the Audited Consolidated Financial Statements (the “2020 Financial Statements”) included in this proxy statement.

Powerscourt Registration Rights Agreement

In connection with the Powerscourt Financing Agreement, the Company entered into a registration rights agreement with the holders from time to time of the Powerscourt Warrant, dated as of December 22, 2020 (the “Powerscourt Registration Rights Agreement”). Pursuant to the Powerscourt Registration Rights Agreement, the Company registered the resale of the Common Stock underlying the Powerscourt Warrant on a Form S-11 Registration Statement which became effective on May 25, 2021.

Wilmington Financing Agreement

On March 12, 2021, the Company entered into a financing agreement (the “Wilmington Financing Agreement”) as borrower, certain subsidiaries of the Company from time to time party thereto, as guarantors, the lenders from time to time party thereto, and Wilmington Savings Fund Society, FSB, as administrative agent and collateral agent. The Wilmington Financing Agreement provides for a term loan in the aggregate principal of $35.00 million. The proceeds of the Wilmington Financing Agreement are intended for the following: (i) to paydown the Company’s indebtedness on the Powerscourt Financing Agreement, (ii) to fund the redemption of certain shares of Series D Preferred Stock and (iii) to pay fees and expenses in connection with the transactions contemplated by the Wilmington Financing Agreement. The Wilmington Financing Agreement is at a rate of 8.00% and matures in March 2026 with quarterly interest only payments beginning on April 15, 2021. Any payment or repayment of principal will be made with a premium equal to 5% of the amount repaid or prepaid.

The obligations of the Company under the Wilmington Financing Agreement are secured by liens on certain assets of the Company and certain of the Company’s subsidiaries, including mortgages on the properties within the Company’s portfolio. The Wilmington Financing Agreement also contains covenants that restrict, among other things the ability of the Company and its subsidiaries to create liens, incur indebtedness, make certain investments, merge or consolidate, dispose of assets, pay certain dividends and make certain other restricted payments or certain equity issuances, change the nature of their businesses, enter into certain transactions with affiliates and change their governing documents.

Wilmington Warrant Agreement

Pursuant to the Wilmington Financing Agreement, the Company issued to the holders from time to time party thereto a warrant (the “Wilmington Warrant”) to purchase in the aggregate 1,061,719 shares of Common Stock in three tranches: (i) warrants to purchase an aggregate of 510,204 shares at an exercise price of $3.430 per share; (ii) warrants to purchase an aggregate of 424,242 shares at an exercise price of $4.125 per share; and (iii) warrants to purchase an aggregate of 127,273 shares at an exercise price of $6.875 per share. The Wilmington Warrant is exercisable at the option of its holder in whole or in part into shares of Common Stock from time to time on or after March 12, 2021 and before the maturity date of the Wilmington Financing Agreement.

The Company utilized the Monte Carlo simulation model to calculate the fair value of the Powerscourt Warrant and the Wilmington Warrant (collectively, the “Warrant Agreements”). Significant observable and unobservable inputs include stock price, conversion price, risk free rate, term, likelihood of an event of contractual conversion and expected volatility. The Monte Carlo simulation is a Level 3 valuation technique because it requires the development of significant internal assumptions in addition to observable market indicators. The Warrant Agreements were valued at approximately $2.61 million upon issuance and the Company recorded a liability included on the condensed consolidated balance sheets. For the three and six months ended June 30, 2021, the Company reported non-operating loss of approximately $1.23 million and $1.58 million, respectively, due to changes in fair value of the warrant liability. For additional details, see Note 5 included in the 2020 Financial Statements.

Wilmington Registration Rights Agreement

In connection with the Wilmington Financing Agreement, the Company entered into a registration rights agreement with the holders from time to time of the Wilmington Warrant, dated as of March 12, 2021 (the “Wilmington Registration Rights Agreement”), accordingly, the Company registered the resale of the common stock underlying the Wilmington Warrant on a Form S-11 Registration Statement which became effective on May 25, 2021.

KeyBank Credit Agreement

On January 24, 2020, the Company and KeyBank entered into a Second Amendment to the KeyBank Credit Agreement (the “Second Amendment”), effective December 21, 2019. Pursuant to the Second Amendment, the Company began making monthly principal payments of $350 thousand on November 1, 2019. The Second Amendment, among other provisions, requires a pledge of additional collateral of $15.00 million in residual equity interests and staggered maturity dates with an ultimate maturity of June 30, 2020.

On July 21, 2020, the Company and KeyBank entered into a Third Amendment to the KeyBank Credit Agreement (the “Third Amendment”). The Third Amendment, among other provisions, reduces the pledge of additional collateral by two properties and extends the maturity to December 31, 2020.

The KeyBank Credit Agreement was paid in full as of December 22, 2020. The following collateralized portions of the Amended and Restated Credit Agreement, dated December 21, 2017, had principal paydowns associated with each refinancing as noted below:

•        $1.78 million paydown from St. Matthews sale proceeds on January 21, 2020;

•        $5.75 million paydown from Shoppes at Myrtle Park refinancing proceeds on January 23, 2020;

•        $2.50 million paydown from cash released to the Company from restricted cash accounts on May 20, 2020;

•        $1.00 million paydown on November 12, 2020;

•        $3.00 million final paydown from Powerscourt Financing Agreement proceeds on December 22, 2020.

Columbia Fire Station Extension

Effective September 3, 2020, the Company extended the Columbia Fire Station promissory note (“Columbia Fire Station Loan”) to December 3, 2020, with the monthly principal payment increasing $20 thousand for a total monthly principal and interest payment of $46 thousand beginning on October 3, 2020.

On December 7, 2020, the Company received a letter demanding payment in full from Pinnacle Bank for all amounts due under Columbia Fire Station Loan and the interest rate increased to 14%, the default rate. On December 29, 2020, Pinnacle Bank filed a suit against the Company, guarantor.

On January 21, 2021, the Company entered into a Forbearance Agreement (the “Forbearance Agreement”) with Pinnacle Bank at an interest rate of 14% and made a $500 thousand principal payment. The Forbearance Agreement, among other provisions, extends the maturity date of the Columbia Fire Station Loan to July 21, 2021 and waives all defaults and late fees existing prior to the Forbearance Agreement.

On July 21, 2021, the Company paid in full the $3.36 million Columbia Fire Station Loan.

Series D Preferred Stock Purchase and Tender Offers

On September 22, 2020, Wheeler REIT, L.P. (the “Operating Partnership”), of which the Company serves as the general partner, purchased 71,343 shares of Series D Preferred Stock from an unaffiliated investor at $15.50 per share. These shares are deemed to be retired on the consolidated financial statements.

On March 12, 2021, through a “modified Dutch auction” tender offer the Company accepted for purchase 387,097 share of Series D Preferred Stock at a purchase price of $15.50 per share, for an aggregate cost of $6.00 million, excluding fees and expenses relating to the tender offer.

On May 15, 2021, through a “modified Dutch auction” tender offer the Company accepted for purchase 103,513 shares of Series D Preferred Stock at a purchase price of $18.00 per share, for an aggregate cost of $1.86 million, excluding fees and expenses relating to the tender offer.

Rights Offering

On July 22, 2021, the Company commenced its rights offering to eligible stockholders for the purchase of up to $30 million in aggregate principal amount of our 7.00% senior subordinated convertible notes due 2031 (“Notes”). Pursuant to the rights offering, holders of common stock (each, a “holder” and collectively, the “holders”) as of 5:00 p.m., New York City time, on June 1, 2021 (the “record date”) received non-transferable subscription rights (the “rights”) to purchase Notes. Each holder received one (1) right for every eight (8) shares of common stock owned of record as of the record date. Each right allows the holder thereof to subscribe for $25.00 principal amount of Notes (the “basic subscription privilege”). In addition, rights holders who fully exercise their basic subscription privilege were entitled to subscribe for additional Notes that remained unsubscribed as a result of any unexercised basic subscription privileges (the “over-subscription privilege”). The Rights Offering was made pursuant to an effective registration statement filed with the U.S. Securities and Exchange Commission. The offering expired at 5:00 p.m., New York City time, on August 13, 2021.

The Rights Offering was backstopped by Magnetar Structured Credit Fund, LP, Magnetar Longhorn Fund LP, Magnetar Lake Credit Fund LLC, Purpose Alternative Credit Fund — F LLC, Purposes Alternative Credit Fund — T LLC, and AY2 Capital LLC (each individually, a “Backstop Party” and, collectively, the “Backstop Parties”). $30 million in aggregate principal amount of Notes was issued in the Rights Offering. Of that amount, $6.26 million in aggregate principal amount of Notes was issued pursuant to the basic subscription privilege; $21.54 million in aggregate principal amount of Notes was issued pursuant to the over-subscription privilege; and $2.19 million in aggregate principal amount of Notes will be issued to the Backstop Parties, collectively, pursuant to their backstop commitment.

The Notes subscribed for in the Rights Offering are available for trading on The Nasdaq Stock Market under the symbol “WHLRL” (CUSIP Number 963025 804).

New Leases, Leasing Renewals and Expirations

The following table presents selected lease activity statistics for our properties.

	Years Ended December 31,		Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2021	2020	2021	2020
Renewals(1):
Leases renewed with rate increase (square feet)	616,548	685,124	34,629	255,380	179,802	392,979
Leases renewed with rate decrease (square feet)	123,935	52,282	29,550	8,755	54,423	35,735
Leases renewed with no rate change (square feet)	404,428	298,611	42,394	43,628	60,353	64,206
Total leases renewed (square feet)	1,144,911	1,036,017	106,573	307,763	294,578	492,920
Leases renewed with rate increase (count)	127	116	15	53	42	83
Leases renewed with rate decrease (count)	24	12	4	6	9	11
Leases renewed with no rate change (count)	53	21	7	12	15	18
Total leases renewed (count)	204	149	26	71	66	112
Option exercised (count)	22	38	4	4	8	9
Weighted average on rate increases (per square foot)	$1.12	$0.68	$0.91	$0.62	$0.73	$1.05
Weighted average on rate decreases (per square foot)	(1.43)	$(2.25)	$(3.09)	$(0.40)	$(2.20)	$(1.76)
Weighted average rate on all renewals (per square foot)	$0.45	$0.34	$(0.56)	$0.50	$0.04	$0.71
Weighted average change over prior rates(3)	4.63%	4.17%	(5.37)%	4.92%	0.39%	6.81%
New Leases(1),(2):
New leases (square feet)	333,279	117,605	113,865	81,780	226,459	109,402
New leases (count)	72	43	18	16	37	30
Weighted average rate (per square foot)	$9.03	$12.82	$8.30	$9.46	$8.27	$11.00
Gross Leasable Area (“GLA”) expiring during the next 6 months, including month-to-month leases	6.97%	13.10%	2.87%	6.00%	2.87%	6.00%

____________

(1)      Lease data presented is based on average rate per square foot over the renewed or new lease term.

(2)      The Company does not include ground leases entered into for the purposes of new leases (square feet) and weighted average rate (per square foot) on new leases.

(3)      The weighted average decrease of 5.37% during the three months ended June 30, 2021 is primarily driven by the renewal of a long standing indoor trampoline park tenant at a $2.00 per square foot decrease to their previous rate which took effect in March 2021. The renewal rate is consistent with the rate prior to the March rent escalation. Additionally, the Company was able to secure an additional year of term from this anchor with the lease now ending in 2027.

Liquidity and Capital Resources

At December 31, 2020, our consolidated cash, cash equivalents and restricted cash totaled $42.77 million compared to consolidated cash, cash equivalents and restricted cash of $21.59 million at December 31, 2019. Cash flows from operating activities, investing activities and financing activities for the years ended December 31, 2020 and 2019 are as follows (in thousands):

	Years Ended December 31,		Year Over Year Change
	2020	2019	$	%
Operating activities	$15,780	$15,253	$527	3.46%
Investing activities	$2,237	$868	$1,369	157.72%
Financing activities	$3,160	$(12,529)	$15,689	125.22%

Operating Activities

During the year ended December 31, 2020, our cash flows from operating activities were $15.78 million, compared to cash flows from operating activities of $15.25 million during the year ended December 31, 2019, representing an increase of 3.46% or $527 thousand. This increase is primarily a result of the decrease in interest expense and corporate general and administrative expense, partially offset by the increase in accounts receivables due to the impacts of COVID-19 on the portfolio, a decrease in property net operating income (“NOI”) of $2.07 million and the timing of accounts payable, accrued expenses and other liabilities and deferred costs and other assets.

Investing Activities

During the year ended December 31, 2020, our cash flows from investing activities were $2.24 million, compared to cash flows from investing activities of $868 thousand during the year ended December 31, 2019, representing an increase of 157.72% or $1.37 million primarily due to the 2020 sales of St. Matthews and Riversedge North compared to the three properties sold in 2019, sale of Harbor Pointe land parcel and a decrease in capital expenditures of $440 thousand primarily related to fewer tenant improvement projects in 2020.

Financing Activities

During the year ended December 31, 2020, our cash flows from financing activities were $3.16 million, compared to ($12.53) million of cash flows used in financing activities during the year ended December 31, 2019, representing an increase of $15.69 million due to the following:

•        $11.92 million decrease in loan principal payments primarily as a result of the 2020 Shoppes at Myrtle Park and Folly Road refinances, the St. Matthews sale and pay-down of the KeyBank Credit Agreement, offset by the three properties sold in 2019 and the 2019 payoff of the Revere Term Loan and Senior Convertible Notes in addition to the Village of Martinsville, Laburnum Square and Litchfield Market Village refinances;

•        $6.69 million increase in loan proceeds due to the Shoppes at Myrtle Park and Folly Road refinances and Powerscourt Financing Agreement occurring in 2020 offset by the 2019 Village of Martinsville, Laburnum Square and Litchfield Market Village refinances;

•        $552 thousand increase in proceeds from PPP funds as detailed in Note 2; partially offset by

•        $2.36 million increase in deferred financing costs primarily related to the Powerscourt Financing Agreement; and

•        $1.11 million increase in preferred stock redemption.

As of December 31, 2020 and 2019, our debt balances, excluding unamortized debt issuance costs, consisted of the following (in thousands):

	December 31,
	2020	2019
Fixed-rate notes	$323,868	$305,017
Adjustable-rate mortgages(1)	23,576	24,163
Fixed-rate notes, assets held for sale	6,472	—
Floating-rate line of credit(1)	—	17,879
Total debt	$353,916	$347,059

____________

(1)      Includes portion attributable to liabilities held for sale, see Note 3 the 2020 Financial Statements included in this proxy statement.

The weighted average interest rate and term of our fixed-rate debt including liabilities held for sale are 5.46% and 3.79 years, respectively, at December 31, 2020. We have $43.93 million of debt maturing, including scheduled principal repayments, during the year ending December 31, 2021. While we anticipate being able to refinance all the loans at reasonable market terms upon maturity, our inability to do so may materially impact our financial position and results of operations. See Note 6 to the 2020 Financial Statements included in this proxy statement for additional mortgage indebtedness details.

Year Ended December 31, 2020 Compared to the Year Ended December 31, 2019

Results of Operations

The following table presents a comparison of the consolidated statements of operations for the years ended December 31, 2020 and 2019, respectively (in thousands, except Property Data).

	For the Years Ended December 31,		Years Over Year Changes
	2020	2019	%/#	%
PROPERTY DATA:
Number of properties owned and leased at period end(1)	60	61	(1)	(1.64)
Aggregate gross leasable area at period end(1)	5,561,766	5,618,877	(57,111)	(1.02)
Ending leased rate at period end(1)	88.9%	89.8%	(0.9)%	(1.00)%
FINANCIAL DATA:
Rental revenues	$60,039	$62,442	$(2,403)	(3.85)%
Other revenues	964	720	244	33.89%
Total Revenue	61,003	63,162	(2,159)	(3.42)%
EXPENSES:
Property operations	18,886	19,127	(241)	(1.26)%
Non-REIT management and leasing services	—	25	(25)	(100.00)%
Depreciation and amortization	17,291	21,319	(4,028)	(18.89)%
Impairment of notes receivable	—	5,000	(5,000)	(100.00)%
Impairment of assets held for sale	600	1,598	(998)	(62.45)%
Corporate general & administrative	5,831	6,633	(802)	(12.09)%
Total Operating Expenses	42,608	53,702	(11,094)	(20.66)%
Gain on disposal of properties	23	1,394	(1,371)	(98.35)%
Operating Income	18,418	10,854	7,564	69.69%
Interest expense	(17,092)	(18,983)	1,891	9.96%
Other expense	(1,039)	—	(1,039)	(100.00)%
Net Income (Loss) Before Income Taxes	287	(8,129)	8,416	103.53%
Income tax expense	—	(15)	15	100.00%
Net Income (Loss)	287	(8,144)	8,431	103.52%
Less: Net loss attributable to noncontrolling interests	42	(105)	147	140.00%
Net Income (Loss) Attributable to Wheeler REIT	$245	$(8,039)	$8,284	103.05%

____________

(1)      Excludes the undeveloped land parcels. Includes assets held for sale.

Total Revenue

Total revenue was $61.00 million for the year ended December 31, 2020 compared to $63.16 million for the year ended December 31, 2019, representing a decrease of 3.42% primarily due to sold properties, three new anchor vacancies of which two were backfilled with rent commencing in 2021 and an increase in the credit loss on operating receivables driven by higher accounts receivable due to impacts of COVID-19 on the portfolio. These negative impacts were partially offset by increases in straight-line rental revenues resulting from long-term lease extensions. See Same Store and Non-same Store Operating Income for further details about the changes within operating revenue.

Total Operating Expenses

Total operating expenses for the year ended December 31, 2020 were $42.61 million compared to $53.70 million for the year ended December 31, 2019, representing a decrease of 20.66%. The decrease are primarily a result of decreases in impairments, depreciation and amortization and corporate general and administrative expense. Impairments decreased as a result of the $5.00 million impairment of the Sea Turtle notes receivable and $1.00 million decrease in impairment of assets held for sale, Perimeter Square and St. Matthews impaired in 2019 compared to Columbia Fire Station impairment in 2020. Depreciation and amortization decreased $4.03 million primarily as a result of lease intangibles becoming fully amortized and ceasing of depreciation and amortization as properties were classified as available held for sale.

Corporate general and administrative expenses for the year ended December 31, 2020 decreased 12.09% or $802 thousand, as a result of the following:

•        $402 thousand decrease in compensation and benefits primarily driven by a reduction in personnel and decrease in director’s compensation;

•        $159 thousand decrease in advertising costs for leasing activities related to cancellation of conferences due to COVID-19; and

•        $154 thousand decrease in other expenses primarily associated with a reduction in taxes and licenses and travel expenses, partially offset by an increase in debt financing costs associated with short term loan extensions.

Gain on Disposal of Properties

The gain on disposal of properties decrease of $1.37 million for the year months ended December 31, 2020 is a result of the 2020 sales of St. Matthews and Riversedge North, net of the 2019 demolition of an approximate 10,000 square foot outparcel at the JANAF property to make way for a new approximate 20,000 square foot building constructed by a grocer tenant, Aldi, and sales of Jenks Plaza, Graystone Crossing and Perimeter Square.

Interest Expense

Interest expense decreased $1.89 million or 9.96% for the year ended December 31, 2020, compared to $18.98 million for the year ended December 31, 2019. The decrease is primarily attributable to a $12.86 reduction in loans payable from December 31, 2019 absent the Powerscourt Financing Agreement combined with lower loan cost amortization due to loan modifications and sold properties.

Other Expenses

Other expenses were $1.04 million for the year ended December 31, 2020. Other expenses include $600 thousand in legal settlement costs and $439 thousand for reimbursement of the Stilwell Group’s proxy solicitation expenses incurred in connection with the Company’s 2019 annual meeting of stockholders. These expenses are non-operating in nature.

Same Store and Non-same Store Operating Income

NOI is a widely-used non-GAAP financial measure for REITs. The Company believes that NOI is a useful measure of the Company’s property operating performance. The Company defines NOI as property revenues (rental and other revenues) less property and related expenses (property operation and maintenance and real estate taxes). Because NOI excludes general and administrative expenses, depreciation and amortization, interest expense, interest income, provision for income taxes, gain or loss on sale or capital expenditures and leasing costs, impairment of assets held for sale and held for use and impairment of notes receivable, it provides a performance measure, that when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact of factors, such as occupancy levels, lease structure, lease rates and tenant base, have on the Company’s results, margins and returns. NOI should not be viewed as a measure of the Company’s overall financial performance since it does not reflect general and administrative expenses, depreciation and amortization, involuntary conversion, interest expense, interest income, provision for income taxes, gain or loss on sale or disposition of assets, and the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties. Other REITs may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to that of other REITs.

The following table is a reconciliation of same and non-same store NOI from the most directly comparable GAAP financial measure of net income (loss). Same stores consist of those properties owned during all periods presented in their entirety, while non-same stores consist of those properties acquired or disposed of during the periods presented. The non-same store category consists of the following sold properties:

•        Discontinued operations

•        Harbor Pointe land parcel (sold February 7, 2019);

•        Continuing operations

•        Jenks Plaza (sold January 11, 2019);

•        Graystone Crossing (sold March 18, 2019);

•        Perimeter Square (sold July 12, 2019); and

•        St. Matthews (sold January 21, 2020).

	Years Ended December 31,
	Same Store		Non-same Store		Total
	2020	2019	2020	2019	2020	2019
	(in thousands)
Net Income (Loss)	$285	$(8,100)	$2	$(44)	$287	$(8,144)
Adjustments:
Income tax expense	—	15	—	—	—	15
Other expense	1,039	—	—	—	1,039	—
Interest expense	17,092	18,693	—	290	17,092	18,983
Gain on disposal of properties	—	—	(23)	(1,394)	(23)	(1,394)
Corporate general & administrative	5,829	6,613	2	20	5,831	6,633
Impairment of assets held for sale	600	—	—	1,598	600	1,598
Impairment of notes receivable	—	5,000	—	—	—	5,000
Depreciation and amortization	17,290	21,241	1	78	17,291	21,319
Non-REIT management and leasing services	—	25	—	—	—	25
Other non-property revenue	(272)	(125)	—	—	(272)	(125)
Property Net Operating Income	$41,863	$43,362	$(18)	$548	$41,845	$43,910
Property revenues	$60,721	$62,193	$10	$844	$60,731	$63,037
Property expenses	18,858	18,831	28	296	18,886	19,127
Property Net Operating Income	$41,863	$43,362	$(18)	$548	$41,845	$43,910

Property Revenues

Total same store property revenues for the year ended December 31, 2020 decreased to $60.72 million compared to $62.19 million for the year ended December 31, 2019, representing a decrease of 2.37% primarily due to:

•        $1.33 million decrease in rental revenues due to three new anchor vacancies of which two were backfilled with rent commencing in 2021;

•        $602 thousand increase in the credit loss on operating receivables driven by higher accounts receivable due to the impacts of COVID-19 on the portfolio;

•        $267 thousand decrease in above (below) market lease amortization related to leases becoming fully amortized; partially offset by

•        $783 thousand increase in straight-line rental revenues resulting from long-term lease extensions.

Property Expenses

Total same store property expenses for the year ended December 31, 2020 remained relatively consistent at $18.86 million, compared to $18.83 million for the year ended December 31, 2019. Property expenses had an increase of $400 thousand in insurance that was, partially offset by a decrease of $326 thousand in common area maintenance expenses and real estate taxes.

There were no significant unusual or non-recurring items included in non-same store property expenses for the years ended December 31, 2020 and 2019.

Property Net Operating Income

Total property net operating income was $41.85 million for the year ended December 31, 2020, compared to $43.91 million for the year ended December 31, 2019 representing a decrease of 4.70%. Same stores accounted for decreases of $1.50 million, while non-same stores had a decrease of $566 thousand, resulting from the loss of NOI associated with sold properties.

Funds from Operations (FFO)

We use FFO, a non-GAAP measure, as an alternative measure of our operating performance, specifically as it relates to results of operations and liquidity. We compute FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999, April 2002 and December 2018). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs), impairment of real estate related long-lived assets and after adjustments for unconsolidated partnerships and joint ventures. Most industry analysts and equity REITs, including us, consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions and excluding depreciation, FFO is a helpful tool that can assist in the comparison of the operating performance of a company’s real estate between periods, or as compared to different companies. Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income alone as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, while historically real estate values have risen or fallen with market conditions. Accordingly, we believe FFO provides a valuable alternative measurement tool to GAAP when presenting our operating results.

Below is a comparison of same and non-same store FFO, which is a non-GAAP measurement, for the years ended December 31, 2020 and 2019:

	Years Ended December 31,
	Same Store		Non-same Store		Total		Year Over Year Changes
	2020	2019	2020	2019	2020	2019	$	%
Net Income (loss)	$285	$(8,100)	$2	$(44)	$287	$(8,144)	$8,431	103.52%
Depreciation and amortization of real estate assets	17,290	21,241	1	78	17,291	21,319	(4,028)	(18.89)%
Impairment of assets held for sale	600	—	—	1,598	600	1,598	(998)	(62.45)%
Gain on disposal of properties	—	—	(23)	(1,394)	(23)	(1,394)	1,371	98.35%
FFO	$18,175	$13,141	$(20)	$238	$18,155	$13,379	$4,776	35.70%

During the year ended December 31, 2020, same store FFO increased $5.03 million primarily due to the following:

•        $5.00 million decrease in impairment of notes receivable;

•        $1.60 million decrease in interest expense

•        $784 thousand decrease in corporate general and administrative expenses; partially offset by

•        $1.04 million increase in other expense for legal settlements and reimbursement of 2019 proxy costs; and

•        $1.50 million decrease in property net operating income.

We believe the computation of FFO in accordance with NAREIT’s definition includes certain items that are not indicative of the results provided by our operating portfolio and affect the comparability of our period-over-period performance. These items include, but are not limited to, legal settlements, non-cash share-based compensation expense, non-cash amortization on loans and acquisition costs. Therefore, in addition to FFO, management uses Adjusted FFO (“AFFO”), which we define to exclude such items. Management believes that these adjustments are appropriate in determining AFFO as they are not indicative of the operating performance of our assets. In addition, we believe that AFFO is a useful supplemental measure for the investing community to use in comparing us to other REITs as many REITs provide some form of adjusted or modified FFO. However, there can be no assurance that AFFO presented by us is comparable to the adjusted or modified FFO of other REITs.

Total AFFO for the years ended December 31, 2020 and 2019 is shown in the table below (in thousands):

	Years Ended December 31,
	2020	2019
FFO	$18,155	$13,379
Preferred stock dividends – undeclared	(14,528)	(14,629)
Preferred stock redemption	96	—
Preferred stock accretion adjustments	677	680
FFO available to common stockholders and common unitholders	4,400	(570)
Impairment of notes receivable	—	5,000
Acquisition and development costs	—	26
Capital related costs	291	144
Other non-recurring and non-cash expenses	1,085	42
Share-based compensation	—	2
Straight-line rental revenue, net straight-line expense	(971)	6
Loan cost amortization	1,097	1,707
(Below) above market lease amortization	(461)	(1,261)
Recurring capital expenditures and tenant improvement reserves	(1,112)	(1,126)
AFFO	$4,329	$3,970

Impairment on notes receivable during the year ended December 31, 2019 is due to the impairment of the notes receivable related to Sea Turtle and is not indicative of our core portfolio of properties and future operations.

Other non-recurring and non-cash expenses are costs we believe will not be incurred on a go forward basis. Other non-recurring expenses during year ended December 31, 2020 include $600 thousand in legal settlement costs, $439 thousand for reimbursement of the Stilwell Group’s proxy solicitation expenses incurred in connection with the Company’s 2019 annual meeting of stockholders and $51 thousand for severance. During the year ended December 31, 2019, other non-recurring expenses were for severance, vacation accrual and one-time fees we believe will not be incurred on a go forward basis.

The preferred stock redemption represents the retirement of the undeclared dividends during the year ended December 31, 2020 associated with the Operating Partnership purchasing 71,343 shares of the Series D Preferred Stock from an unaffiliated investor. These shares are considered retired on the consolidated financial statements.

The preferred stock accretion adjustments represent the amortization of offering costs associated with raising the Series B Preferred Stock and Series D Preferred Stock.

Three and Six Months Ended June 30, 2021 Compared to the Three and Six Months Ended June 30, 2020

Results of Operations

The following table presents a comparison of the condensed consolidated statements of operations for the three and six months ended June 30, 2021 and 2020, respectively.

	Three Months Ended June 30,		Six Months Ended June 30,		Three Months Ended Changes		Six Months Ended Changes
	2021	2020	2021	2020	Change	% Change	Change	% Change
PROPERTY DATA:
Number of properties owned and leased at period end(1)	59	60	59	60	(1)	(1.67)%	(1)	(1.67)%
Aggregate gross leasable area at period end(1)	5,511,881	5,568,934	5,511,881	5,568,934	(57,053)	(1.02)%	(57,053)	(1.02)%
Ending leased rate at period end(1)	91.9%	90.1%	91.9%	90.1%	1.8%	2.00%	1.8%	2.00%
FINANCIAL DATA:
Rental revenues	$15,290	$14,809	$29,946	$30,164	$481	3.25%	$(218)	(0.72)%
Other revenues	200	360	272	579	(160)	(44.44)%	(307)	(53.20)%
Total Revenue	15,490	15,169	30,218	30,743	321	2.12%	(525)	(1.71)%
OPERATING EXPENSES:
Property operations	4,660	4,573	9,544	9,296	87	1.90%	248	2.67%
Depreciation and amortization	3,639	4,446	7,355	9,245	(807)	(18.15)%	(1,890)	(20.44)%
Impairment of assets held for sale	2,200	—	2,200	600	2,200	100.00%	1,600	266.67%
Corporate general & administrative	1,607	1,615	3,189	3,487	(8)	(0.50)%	(298)	(8.55)%
Total Operating Expenses	12,106	10,634	22,288	22,628	1,472	13.84%	(340)	(1.50)%
Gain (loss) on disposal of properties	—	—	176	(26)	—	—%	202	776.92%
Operating Income	3,384	4,535	8,106	8,089	(1,151)	(25.38)%	17	0.21%
Interest expense	(5,215)	(4,273)	(14,176)	(8,672)	(942)	(22.05)%	(5,504)	(63.47)%
Net changes in fair value of warrants	(1,234)	—	(1,581)	—	(1,234)	(100.00)%	(1,581)	(100.00)%
Other income	—	—	552	—	—	—%	552	100.00%
Other expense	—	—	—	(1,024)	—	—%	1,024	100.00%
Net (Loss) Income Before Income Taxes	(3,065)	262	(7,099)	(1,607)	(3,327)	1,269.85)%	(5,492)	(341.75)%
Income tax (expense) benefit	(2)	6	(2)	(2)	(8)	(133.33)%	—	—%
Net (Loss) Income	(3,067)	268	(7,101)	(1,609)	(3,335)	(1,244.40)%	(5,492)	(341.33)%
Less: Net income attributable to non-controlling interests	—	14	15	5	(14)	(100.00)%	10	200.00%
Net (Loss) Income Attributable to Wheeler REIT	$(3,067)	$254	$(7,116)	$(1,614)	$(3,321)	(1,307.48)%	$(5,502)	(340.89)%

____________

(1)      Excludes the undeveloped land parcels. Includes assets held for sale.

Total Revenue

Total revenue was $15.49 million and $30.22 million for the three and six months ended June 30, 2021 compared to $15.17 million and $30.74 million for the three and six months ended June 30, 2020, representing an increase of 2.12% and a decrease of 1.71%, respectively, primarily due to two anchor vacancies, which additionally triggered co-tenancy provisions and lease modifications related to tenant bankruptcies. One of the vacant anchors was backfilled, with rent commencing in the second quarter of 2021. These negative impacts were partially offset by an increase in reimbursement revenue and a decrease in provision for credit losses as a result of decreased accounts receivable. The reimbursement revenue increase is a result of rate increases in insurance and real estate tax expenses and the timing of reimbursement billings. During the three months ended June 30, 2021, the credit losses on operating lease receivables and reimbursement revenue increases offset the revenue decreases. See Same Store and Non-same Store Operating Income for further details about the changes within operating revenue.

Total Operating Expenses

Total operating expenses for the three and six months ended June 30, 2021 were $12.11 million and $22.29 million, respectively, compared to $10.63 million and $22.63 million for the three and six months ended June 30, 2020, respectively, representing an increase of 13.84% and a decrease of 1.50%. During the three and six months ended June 30, 2021, depreciation and amortization decreased $807 thousand and $1.89 million, respectively, primarily as a result of lease intangibles becoming fully amortized and ceasing of depreciation and amortization as properties were classified as assets held for sale. During the three and six months ended June 30, 2021, impairment of assets held for sale was $2.20 million and during the three and six months ended June 30, 2020, impairment of assets held for sale was $0 and $600 thousand, respectively, all as a result of Columbia Fire Station impairment. See Same Store and Non-same Store Operating Income for further details about the changes within property operations expense.

Corporate general and administrative expenses were $1.61 million and $3.19 million for the three and six months ended June 30, 2021, respectively, compared to $1.62 million and $3.49 million for the three and six months ended June 30, 2020, respectively, representing decreases of 0.50% and 8.55%, respectively, as a result of the following:

•        $267 thousand and $529 thousand decrease, respectively, in professional fees primarily related to lower legal fees;

•        $37 thousand and $207 thousand decrease, respectively, in compensation and benefits primarily driven by a reduction in personnel; partially offset by

•        $126 thousand and $250 thousand increase, respectively, in capital and debt financing fees primarily related to fees associated with the financing activities from the Powerscourt Financing Agreement and Wilmington Financing Agreement; and

•        $98 thousand and $147 thousand increase, respectively, in corporate administration primarily related to office rent expense for the Company’s corporate headquarters that had a sale leaseback in December 2020.

Gain on Disposal of Properties

The gain on disposal of properties increase of $0 and $202 thousand for the three and six months ended June 30, 2021 is a result of the 2021 sale of Berkley Shopping Center and Berkley Land Parcel compared to the 2020 sale of St. Matthews.

Interest Expense

Interest expense for the three and six months ended June 30, 2021 was $5.22 million and $14.18 million, respectively, compared to $4.27 million and $8.67 million for the three and six months ended June 30, 2020, respectively, representing increases of 22.05% and 63.47%, respectively, primarily attributable to the write-off of the debt issuance costs related to the Powerscourt Financing Agreement as a result of the payoff combined with defeasance fee paid resulting from the sale of Berkley Shopping Center and interest on the Powerscourt Financing Agreement and Wilmington Financing Agreement.

Net Change in Fair Value of Warrants

The net changes in the fair value of warrants increase of $1.23 million and $1.58 million for the three and six months ended, respectively, is a result of the Monte Carlo simulation with the largest impact in the valuation attributed to the change in the Company’s stock price at June 30, 2021 since the issuance of each warrant.

Other Income and Expense

Other income for the three and six months ended June 30, 2021 was $0 and $552 thousand, respectively, and relates to PPP Promissory Note forgiveness. Other expense during the three and six months ended June 30, 2020 was $0 and $1.02 million, respectively. Other expense includes $585 thousand in legal settlement costs and $439 thousand for reimbursement of 2019 proxy solicitation expenses incurred in connection with the Company’s 2019 annual meeting of stockholders. These income and expenses are non-operating in nature.

Preferred Dividends

At June 30, 2021, the Company had accumulated undeclared dividends of $33.82 million to holders of shares of our Series A Preferred Stock, Series B Preferred Stock, and Series D Preferred Stock of which $3.11 million and $6.29 million are attributable to the three and six months ended June 30, 2021, respectively.

Same Store and Non-same Store Operating Income

Net operating income (“NOI”) is a widely-used non-GAAP financial measure for REITs. The Company believes that NOI is a useful measure of the Company’s property operating performance. The Company defines NOI as property revenues (rental and other revenues) less property and related expenses (property operation and maintenance and real estate taxes). Because NOI excludes general and administrative expenses, depreciation and amortization, interest expense, interest income, provision for income taxes, gain or loss on sale or capital expenditures and leasing costs and impairment of assets held for sale and held for use, it provides a performance measure, that when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact of factors, such as occupancy levels, lease structure, lease rates and tenant base, have on the Company’s results, margins and returns. NOI should not be viewed as a measure of the Company’s overall financial performance since it does not reflect general and administrative expenses, depreciation and amortization, involuntary conversion, interest expense, interest income, provision for income taxes, gain or loss on sale or disposition of assets, and the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties. Other REITs may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to that of other REITs.

The following table is a reconciliation of same store and non-same store NOI from the most directly comparable GAAP financial measure of net income (loss). Same stores consist of those properties owned during all periods presented in their entirety, while non-same stores consist of those properties acquired or disposed of during the periods presented. The non-same store category consists of the following sold properties:

•        Continuing operations

•        St. Matthews (sold January 21, 2020);

•        JANAF Executive Building (24,980 square foot building, decommissioned as of March 31, 2020);

•        Berkley Shopping Center and Berkley Land Parcel (sold March 25, 2021).

	Three Months Ended June 30,
	Same Store		Non-same Store		Total
	2021	2020	2021	2020	2021	2020
	(in thousands, unaudited)
Net (Loss) Income	$(3,057)	$323	$(10)	$(55)	$(3,067)	$268
Adjustments:
Income tax expense (benefit)	2	(6)	—	—	2	(6)
Net changes in fair value of warrants	1,234	—	—	—	1,234	—
Interest expense	5,215	4,239	—	34	5,215	4,273
Corporate general & administrative	1,603	1,610	4	5	5,215	4,273
Impairment of assets held for sale	2,200	—	—	—	2,200	—
Depreciation and amortization	3,639	4,418	—	28	3,639	4,446
Other non-property revenue	(9)	(221)	—	—	(9)	(221)
Property Net Operating Income	$10,827	$10,363	$(6)	$12	$10,821	$10,375
Property revenues	$15,485	$14,872	$(4)	$76	$15,481	$14,948
Property expenses	4,658	4,509	2	64	4,660	4,573
Property Net Operating Income	$10,827	$10,363	$(6)	$12	$10,821	$10,375
	Six Months Ended June 30,
	Same Store		Non-same Store		Total
	2021	2020	2021	2020	2021	2020
	(in thousands, unaudited)
Net Loss	$(6,603)	$(1,479)	$(498)	$(130)	$(7,101)	$(1,609)
Adjustments:
Income tax expense	2	2	—	—	2	2
Other expense	—	1,024	—	—	—	1,024
Other income	(552)	—	—	—	(552)	—
Net changes in fair value of warrants	1,581	—	—	—	1,581	—
Interest expense	13,468	8,605	708	67	14,176	8,672
(Gain) loss on disposal of properties	—	(176)	26	(176)	26
Corporate general & administrative	3,182	3,478	7	9	3,189	3,487
Impairment of assets held for sale	2,200	600	—	—	2,200	600
Depreciation and amortization	7,355	9,185	—	60	7,355	9,245
Other non-property revenue	(22)	(243)	—	—	(22)	(243)
Property Net Operating Income	$20,611	$21,172	$41	$32	$20,652	$21,204
Property revenues	$30,092	$30,321	$104	$179	$30,196	$30,500
Property expenses	9,481	9,149	63	147	9,544	9,296
Property Net Operating Income	$20,611	$21,172	$41	$32	$20,652	$21,204

Property Revenues

Total same store property revenues for the three months ended June 30, 2021 increased to $15.49 million compared to $14.87 million for the three months ended June 30, 2020, representing an increase of 4.12% primarily due to:

•        $518 thousand decrease in provision for credit losses a result of the Company’s proactive tenant outreach during the pandemic and collection initiatives, which included accepting credit card payments;

•        $215 thousand increase in reimbursement revenue primarily due to rate increases in insurance and real estate tax expenses and the timing of reimbursement billings; partially offset by

•        $112 thousand decrease in above (below) market lease amortization related to leases becoming fully amortized.

Total same store property revenues for the six months ended June 30, 2021 decreased to $30.09 million, compared to $30.32 million for the six months ended June 30, 2020, representing a decrease of 0.76% primarily due to:

•        $465 thousand decrease in rental and reimbursement revenues primarily due to two anchor vacancies, which additionally triggered co-tenancy provisions and lease modifications related to tenant bankruptcies. One of the vacant anchors was backfilled, with rent commencing in 2021;

•        $369 thousand decrease in above (below) market lease amortization related to leases becoming fully amortized; partially offset by

•        $530 thousand decrease in provision for credit losses a result of the Company’s proactive tenant outreach during the pandemic and collection initiatives, which included accepting credit card payments.

Property Expenses

Total same store property expenses for the three and six months ended June 30, 2021 increased to $4.66 million and $9.48 million, respectively, compared to $4.51 million and $9.15 million for the three and six months ended June 30, 2020, respectively, representing increases of 3.30% and 3.63%. The $149 thousand increase for the three months ended June 30, 2021 is primarily due to an increase of $127 thousand in grounds and landscaping expenses. The $332 thousand increase for the six months ended June 30, 2021 is primarily due to an increase of $230 thousand in grounds and landscaping expenses and an increase of $102 thousand in insurance and real estate taxes.

There were no significant unusual or non-recurring items included in non-same store property expenses for the three and six months ended June 30, 2021 and 2020.

Property Net Operating Income

Total property net operating income was $10.82 million and $20.65 million for the three and six months ended June 30, 2021, respectively, compared to $10.38 million and $21.20 million for the three and six months ended June 30, 2020, respectively, representing an increase of 4.30% and a decrease 2.60%, respectively, primarily attributable to same stores.

Funds from Operations (FFO)

We use FFO, a non-GAAP measure, as an alternative measure of our operating performance, specifically as it relates to results of operations and liquidity. We compute FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999, April 2002 and December 2018). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs), plus impairment of real estate related long-lived assets and after adjustments for unconsolidated partnerships and joint ventures. Most industry analysts and equity REITs, including us, consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions and excluding depreciation, FFO is a helpful tool that can assist in the comparison of the operating performance of a company’s real estate between periods, or as compared to different companies. Management uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income alone as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, while historically real estate values have risen or fallen with market conditions. Accordingly, we believe FFO provides a valuable alternative measurement tool to GAAP when presenting our operating results.

Below is a comparison of same and non-same store FFO, which is a non-GAAP measurement, for the three and six month periods ended June 30, 2021 and 2020:

	Three Months Ended June 30,
	Same Store		Non-same Store		Total		Period Over Period Changes
	2021	2020	2021	2020	2021	2020	$	%
	(in thousands, unaudited)
Net Loss	$(3,057)	$323	$(10)	$(55)	$(3,067)	$268	$(3,335)	(1,244.40)%
Depreciation and amortization of real estate assets	3,639	4.418	—	28	3,639	4,446	(807)	(18.15)%
Impairment of assets held for sale	2,200	—	—	—	2,200	—	2,200	(100.00)
FFO	$2,782	$4,741	$(10)	$(27)	$2,772	$4,714	$(1,942)	(41.20)%
	Six Months Ended June 30,
	Same Store		Non-same Store		Total		Period Over Period Changes
	2021	2020	2021	2020	2021	2020	$	%
	(in thousands, unaudited)
Net Loss	$(6,603)	$(1,479)	$(498)	$(130)	$(7,101)	$(1,609)	$(5,492)	(341.33)%
Depreciation and amortization of real estate assets	7,355	9,185	—	60	7,355	9,245	(1,890)	(20.44)
Impairment of assets held for sale	2,200	600	—	—	2,200	600	1,600	266.67
(Gain) loss on disposal of properties	—	—	(176)	26	(176)	26	(202)	(776.92)
FFO	$2,952	$8,306	$(674)	$(44)	$2,278	$8,262	$(5,984)	(72.43)%

During the three months ended June 30, 2021, same store FFO decreased $1.96 million primarily due to the following:

•        $1.23 million net change in the fair value of warrants;

•        $976 thousand increase in interest expense;

•        $212 decrease in other non-property revenue primarily due to the May 2020 receipt of $196 thousand from a legal settlement; partially offset by

•        $464 thousand increase in property net operating income.

During the six months ended June 30, 2021, same store FFO decreased $5.35 million primarily due to the following:

•        $4.86 million increase in interest expense;

•        $1.58 million net change in the fair value of warrants;

•        $561 thousand decrease in property net operating income; partially offset by

•        $1.02 million decrease in other expense for legal settlements and reimbursement of 2019 proxy costs;

•        $552 thousand increase in other income for PPP Promissory Note forgiveness; and

•        $296 thousand decrease in corporate general and administrative expenses.

We believe the computation of FFO in accordance with NAREIT’s definition includes certain items that are not indicative of the results provided by our operating portfolio and affect the comparability of our period-over-period performance. These items include, but are not limited to, legal settlements, non-cash share-based compensation expense, non-cash amortization on loans and acquisition costs. Therefore, in addition to FFO, management uses AFFO, which we define to exclude such items. Management believes that these adjustments are appropriate in determining AFFO as they are not indicative of the operating performance of our assets. In addition, we believe that AFFO is a useful supplemental measure for the investing community to use in comparing us to other REITs as many REITs provide some form of adjusted or modified FFO. However, there can be no assurance that AFFO presented by us is comparable to the adjusted or modified FFO of other REITs.

Total AFFO for the three and six month periods ended June 30, 2021 and 2020 is shown in the table below:

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
	(in thousands, unaudited)
FFO	$2,772	$4,714	$2,278	$8,262
Preferred Stock dividends – undeclared	(3,251)	(3,657)	(6,592)	(7,314)
Preferred stock accretion adjustments	147	171	309	341
FFO available to common stockholders and common unitholders	(332)	1,228	(4,005)	1,289
Acquisition and development costs	—	—	—	1
Capital related costs	156	30	284	34
Other non-recurring and non-cash expense	11	49	156	1,073
Net changes in fair value of warrants	1,234	—	1,581	—
Straight-line rental revenue, net straight-line expense	(376)	(401)	(590)	(406)
Loan cost amortization	674	252	4,316	562
Above (below) market lease amortization	17	(100)	5	(373)
Recurring capital expenditures and tenant improvement reserves	(275)	(278)	(551)	(557)
AFFO	$1,109	$780	$1,196	$1,623

Other non-recurring and non-cash expenses are costs we believe will not be incurred on a go forward basis. Other non-recurring expenses during the three and six months ended June 30, 2021 primarily include $0 and $687 thousand, respectively, loan prepayment penalty related to the Berkley Shopping Center sale, partially offset with other non-recurring income of $0 and $552 thousand, respectively in PPP Promissory Note forgiveness. Other non-recurring expenses during the three and six months ended June 30, 2020 include $0 and $585 thousand, respectively, in legal settlement costs and $0 and $439 thousand, respectively, for reimbursement of 2019 proxy solicitation expenses incurred in connection with the Company’s 2019 annual meeting of stockholders and $49 thousand for severance.

Loan cost amortization for the three and six months ended June 30, 2021, increased $422 thousand and $3.75 million, respectively, primarily related to the write-off of loan costs associated with Powerscourt Financing Agreement as a result of the payoff and the addition of the Wilmington Financing Agreement.

The preferred stock accretion adjustments represent the amortization of offering costs associated with raising the Series B Preferred Stock and Series D Preferred Stock.

Liquidity and Capital Resources

At June 30, 2021, our consolidated cash, cash equivalents and restricted cash totaled $44.15 million compared to consolidated cash, cash equivalents and restricted cash of $42.77 million at December 31, 2020. Cash flows from operating activities, investing activities and financing activities for the six-month periods ended June 30, 2021 and 2020 were as follows:

	Six Months Ended June 30,		Period Over Period Change
	2021	2020	$	%
	(in thousands, unaudited)
Operating activities	$9,536	$7,494	$2,042	27.25%
Investing activities	$2,621	$1,121	$1,500	133.81%
Financing activities	$(10,773)	$(7,269)	$(3,504)	(48.20)%

Operating Activities

During the six months ended June 30, 2021, our cash flows from operating activities were $9.54 million, compared to cash flows from operating activities of $7.49 million during the six months ended June 30, 2020, representing an increase of 27.25% or $2.04 million. This increase is primarily a result of the timing of receivables and accounts payable, accrued expenses and other liabilities, the decreases in corporate general and administrative expense and non-operating other expenses, partially offset by the increase in interest expense and a decrease in property NOI of $552 thousand.

Investing Activities

During the six months ended June 30, 2021, our cash flows from investing activities were $2.62 million compared to cash flows from investing activities of $1.12 million during the six months ended June 30, 2020, representing an increase of 133.81% or $1.50 million primarily due to the 2021 sale of Berkley Shopping Center compared to the 2020 sale of St. Matthews partially offset by an increase in capital expenditures paid of $772 thousand.

Financing Activities

During the six months ended June 30, 2021, our cash flows used in financing activities were $10.77 million, compared to $7.27 million of cash flows used in financing activities during the six months ended June 30, 2020, representing a decrease of 48.20% or $3.50 million due to the following:

•        $22.33 million increase in loan principal payments primarily as a result of the 2021 Powerscourt Financing Agreement payoff, the Tuckernuck and JANAF Bravo refinances and Berkley Shopping Center sale, partially offset by the 2020 Shoppes at Myrtle Park and Folly Road refinances and the St. Matthews sale;

•        $8.34 million increase in preferred stock redemption;

•        $4.40 million increase in deferred financing costs primarily related to the Wilmington Financing Agreement;

•        $687 thousand prepayment penalty related to the Berkley/Sangaree/Tri-County loan payoff; partially offset by

•        $32.80 million increase in loan proceeds due to the 2021 Wilmington Financing Agreement and Tuckernuck and JANAF Bravo refinances, offset by the 2020 Shoppes at Myrtle Park and Folly Road refinances.

We intend to continue managing our debt prudently so as to maintain a conservative capital structure and minimize leverage within the Company. As of June 30, 2021 and December 31, 2020, our debt balances, excluding unamortized debt issuance costs, consisted of the following (in thousands):

	June 30, 2021	December 31, 2020
	(unaudited)
Fixed-rate notes(1)	$333,788	$330,340
Adjustable-rate mortgages(1)	23,103	23,576
Total debt	$356,891	$353,916

____________

(1)      Includes portion attributable to liabilities held for sale. See Note 3 to the unaudited condensed consolidated financial statements included in this proxy statement.

The weighted-average interest rate and term of our fixed-rate debt including assets held for sale are 5.15% and 3.65 years, respectively, at June 30, 2021. We have $31.92 million of debt maturing, including scheduled principal repayments, during the twelve months ending June 30, 2022. While we anticipate being able to refinance all the loans at reasonable market terms upon maturity, our inability to do so may materially impact our financial position and results of operations. For additional mortgage indebtedness details, see Note 5 to the Unaudited Interim Condensed Consolidated Financial Statements (the “2021 Financial Statements”) included in this proxy statement.

Future Liquidity Needs

The primary liquidity needs of the Company, in addition to the funding of our ongoing operations, at June 30, 2021 are $31.92 million in debt maturities and principal payments due in the twelve months ended June 30, 2022 as described in Note 5 to the 2021 Financial Statements included in this proxy statement. Included in the $31.92 million are 4 loans collateralized by 5 properties within our portfolio. On July 21, 2021, the Company paid in full the $3.36 million Columbia Fire Station Loan. The Company plans to pay the remaining obligations through a combination of refinances, dispositions and operating cash.

In addition to liquidity required to fund debt payments we may incur some level of capital expenditures during the year for our existing properties that cannot be passed on to our tenants.

To meet these future liquidity needs, the Company had:

•        $10.85 million in cash and cash equivalents at June 30, 2021;

•        $33.30 million held in lender reserves for the purpose of tenant improvements, lease commissions, real estate taxes, insurance and funds held for redemption of Series D Preferred Stock at June 30, 2021; and

•        intends to use cash generated from operations during the twelve months ended June 30, 2022.

In addition, our Board of Directors suspended Series A Preferred Stock dividend payments, Series B Preferred Stock dividend payments and Series D Preferred Stock dividend payments beginning with the fourth quarter 2018 dividends. The Board of Directors believes that the current dividend suspension will provide the Company approximately $3.11 million of additional funds per quarter to help meet its ongoing liquidity needs.

Additionally, the Company plans to undertake measures to grow its operations and increase liquidity through backfilling vacant anchor spaces, replacing tenants who are in default of their lease terms, increasing future lease revenue through tenant improvements partially funded by restricted cash, disposition of assets, refinancing properties and operating cash.

Our success in refinancing the debt, and executing on our strategy will dictate our liquidity needs going forward. If we are unable to execute in these areas, our ability to grow may be limited.

Off-Balance Sheet Arrangements

On September 1, 2011, the Grove Economic Development Authority issued the Grove Economic Development Authority Tax Increment Revenue Note, Taxable Series 2011 in the amount of $2.42 million, bearing a variable interest rate of 2.29%, not to exceed 14% and payable in 50 semi-annual installments. The proceeds of the bonds were to provide funding for the construction of public infrastructure and other site improvements and to be repaid by incremental additional property taxes generated by development. Harbor Pointe Associates, LLC, then owned by an affiliate of former CEO, Jon Wheeler, entered into an Economic Development Agreement with the Grove Economic Development Authority for this infrastructure development and in the event the ad valorem taxes were insufficient to cover annual debt service, Harbor Pointe Associates, LLC would reimburse the Grove Economic Development Authority. In 2014, Harbor Pointe Associates, LLC was acquired by the Company.

The total debt service shortfall over the life of the bond is uncertain as it is based on ad valorem taxes, assessed property values, property tax rates, LIBOR and future potential development ranging until 2036. The Company’s future total principal obligation under the Harbor Pointe Agreement will be no more than $2.15 million, the principal amount of the bonds, as of June 30, 2021. In addition, the Company may have an interest obligation on the note based on the principal balance and LIBOR rates in effect at future payment dates. During the three and six months ended June 30, 2021, the Company funded $0 and $44 thousand, respectively, in debt service shortfalls. During the three and six months ended June 30, 2020, the Company did not fund any debt service shortfalls. No amounts have been accrued for this as of June 30, 2021 as a reasonable estimate of future debt service shortfalls cannot be determined based on variables noted above.

As of June 30, 2021, we have no off-balance sheet arrangements, other than that noted above, that are likely to have a material effect on our financial condition, revenues or expenses, results of operations, liquidity, capital resources or capital expenditures.

Recent Accounting Pronouncements

See Note 2 to the 2021 Financial Statements included in this proxy statement.

Critical Accounting Policies

In preparing the condensed consolidated financial statements, we have made estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the reported periods. Actual results may differ from these estimates. A summary of our critical accounting policies is included in our Form 10-K for the year ended December 31, 2020 under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” There have been no significant changes to these policies during the six months ended June 30, 2021. For disclosure regarding recent accounting pronouncements and the anticipated impact they will have on our operations, please refer to Note 2 to the unaudited consolidated financial statements included in this proxy statement.

Revenue Recognition

Principal components of our total revenues include base and percentage rents and tenant reimbursements. The Company combines lease and non-lease components in lease contracts, which includes combining base rent and tenant reimbursement revenue. We accrue minimum (base) rent on a straight-line basis over the terms of the respective leases which results in an unbilled rent asset or deferred rent liability being recorded on the balance sheet. Certain lease agreements contain provisions that grant additional rents based on tenants’ sales volumes (contingent or percentage rent) which we recognize when the tenants achieve the specified targets as defined in their lease agreements. We periodically review the valuation of the asset/liability resulting from the straight-line accounting treatment of our leases in light of any changes in lease terms, financial condition or other factors concerning our tenants.

Rents and Other Tenant Receivables

We record a tenant receivable for amounts due from tenants such as base rents, tenant reimbursements and other charges allowed under the lease terms. We periodically review tenant receivables for collectability and determine the need for an allowance for the uncollectible portion of accrued rents and other accounts receivable based upon customer creditworthiness (including expected recovery of a claim with respect to any tenants in bankruptcy), historical bad debt levels and current economic trends. We consider a receivable past due once it becomes delinquent per the terms of the lease; our standard lease form considers a rent charge past due after five days. A past due receivable triggers certain events such as notices, fees and other allowable and required actions per the lease. Upon adoption of ASC Topic 842 “Leases,” reserves for uncollectible accounts were recorded and reclassified to “rental revenues.” Prior to adoption, reserves for uncollectible accounts were recorded as an operating expense, provision for credit losses. The standard also provides guidance on calculating reserves; however, those did not impact the Company.

Beginning in April 2020, the Company received certain rent relief requests, most often in the form of rent deferral requests, as a result of COVID-19. The Company evaluates each tenant rent relief request on an individual basis, considering a number of factors. Not all tenant requests ultimately result in concessions or modification of agreements, nor is the Company forgoing its contractual rights under its lease agreements. The FASB issued the Lease Modification Q&A focused on the application of lease accounting guidance to lease concessions provided as a result of COVID-19. The Lease Modification Q&A clarifies that entities may elect to treat qualifying lease concessions as if they were based on enforceable rights and obligations, and may choose to apply or not to apply modification accounting to those qualifying concessions. Qualifying concessions must be in response to COVID-19 and not have a substantial increase in the lessee’s obligation or the lessor’s rights under the contract. The Company has elected not to apply ASC 842 modification guidance for concessions that did not increase the lease term, generally these concessions do not impact the overall economics of the lease. Concessions that extend the lease term are accounted for under ASC 842, lease modification guidance.

Impairment of Long-Lived Assets

We periodically review investment properties for impairment on a property-by-property basis whenever events or changes in circumstances indicate that the carrying value of investment properties may not be recoverable, with an evaluation performed at least annually. These circumstances include, but are not limited to, declines in the property’s cash flows, occupancy and fair market value. We measure any impairment of investment property when the estimated undiscounted future operating income before depreciation and amortization, plus its residual value, is less than the carrying value of the property. To the extent impairment has occurred, we charge to income the excess of carrying value of the property over its estimated fair value. We estimate fair value using unobservable data such as operating income, estimated capitalization rates or multiples, leasing prospects and local market information. These valuation assumptions are based on the three-level valuation hierarchy for fair value measurement and represent Level 3 inputs. Level 3 inputs are unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The Company may decide to sell properties. Properties classified as held for sale are reported at the lower of their carrying value or their fair value, less estimated costs to sell. When the carrying value exceeds the fair value, less estimated costs to sell an impairment expense is recognized. The Company estimates fair value, less estimated closing costs based on similar real estate sales transactions. These valuation assumptions are based on the three-level valuation hierarchy for fair value measurement and represent Level 2 and 3 inputs. Level 2 inputs are quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets in markets that are not active; and inputs other than quoted prices.

Level 3 inputs are unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Inflation, Deflation and Economic Condition Considerations

Inflation has been historically low and has had a minimal impact on the operating performance of our shopping centers; however, inflation may become a greater concern in the near future. Most of our leases contain provisions designed to partially mitigate the impact of inflation, which require tenants to pay their pro-rata share of operating expenses, including common area maintenance, real estate taxes, insurance and utilities, thereby reducing our exposure to increases in costs and operating expenses resulting from inflation, although some tenants have capped the amount of these operating expenses they are responsible for under the lease. A small number of our leases also include percentage rent clauses enabling us to receive additional rent based on tenant sales above a predetermined level, which sales generally increase as prices rise and are typically related to increases in the Consumer Price Index or similar inflation indices. In addition, many of our leases are for terms of less than ten years, which permits us to seek increased rents upon re-rental at market rates. However, during deflationary periods or periods of economic weakness, minimum rents and percentage rents will decline as the supply of available retail space exceeds demand and consumer spending declines. Occupancy declines will result in lower recovery rates of our operating expenses.

OTHER MATTERS

The Board of Directors knows of no other matters that may be properly or should be brought before the Special Meeting. However, if any other matters are properly brought before the Special Meeting, the persons named in the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

Experts

Representatives of Cherry Bekaert LLP, our principal accountant for 2020 and 2021, are not expected to attend the Special Meeting, and are thus not expected to be available to respond to appropriate questions raised at the Special Meeting. Representatives of Cherry Bekaert LLP will not have an opportunity to make a statement at the Special Meeting. There have been no changes in, or disagreements with Cherry Bekaert LLP on, the accounting and financial disclosure for the financial statements included in this proxy statement.

Stockholder Proposals for the 2022 Annual Meeting

Pursuant to Rule 14a-8 under the Exchange Act, in order to be included in the Company’s proxy materials for the 2022 Annual Meeting, a stockholder proposal must be received in writing by the Company by the close of business on December 29, 2021 and otherwise comply with all requirements of the SEC for stockholder proposals. The Company’s address is Riversedge North, 2529 Virginia Beach Blvd., Virginia Beach, Virginia 23452.

In addition, our Bylaws provide that any stockholder who desires to bring a proposal before an annual meeting, or to nominate persons for election as directors, must give timely written notice of the proposal to the Company’s Corporate Secretary. To be timely, the notice must be delivered to the above address not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. Accordingly, to be timely, a notice must be received no earlier than November 29, 2021 and no later than December 29, 2021 (assuming the meeting is held not more than 30 days before or after July 15, 2022). The notice must describe the stockholder proposal in reasonable detail and provide certain other information required by our Bylaws.

Householding

SEC rules allow delivery of a single annual report and proxy materials to households at which two or more stockholders reside, unless the affected stockholder has provided contrary instructions. Accordingly, stockholders sharing an address who have been previously notified by their broker or its intermediary will receive only one set of the annual report and other proxy materials, unless the stockholder has provided contrary instructions. Individual proxy cards or voting instruction forms (or electronic voting facilities), as applicable, will, however, continue to be provided for each stockholder account. This procedure, referred to as “householding,” reduces the volume of duplicate information received by stockholders, as well as our expenses. Stockholders having multiple accounts may have received householding notifications from their respective brokers and, consequently, such stockholders may receive only one set of the annual report and other proxy materials. Upon written or oral request, the Company will promptly deliver a separate set of our annual report and proxy materials to any beneficial owner at a shared address to which a single copy of any of those documents was delivered. To receive a separate set of our annual report and proxy materials, you may write or call the Company at written request to our Corporate Secretary Angelica Beltran at Riversedge North, 2529 Virginia Beach Blvd., Virginia Beach, Virginia 23452, Attention: Corporate Secretary, (757) 627-9088. Stockholders currently sharing an address with another stockholder who wish to have only one set of our annual report and other proxy materials delivered to the household in the future should also contact our corporate secretary.

Dated: [    ], 2021

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Unaudited Interim Condensed Consolidated Financial Statements

Audited Consolidated Financial Statements

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(in thousands, except par value and share data)

	June 30, 2021	December 31, 2020
	(unaudited)
ASSETS:
Investment properties, net	$387,179	$392,664
Cash and cash equivalents	10,850	7,660
Restricted cash	33,302	35,108
Rents and other tenant receivables, net	7,835	9,153
Assets held for sale	8,846	13,072
Above market lease intangibles, net	2,954	3,547
Operating lease right-of-use assets	12,601	12,745
Deferred costs and other assets, net	14,578	15,430
Total Assets	$478,145	$489,379
LIABILITIES:
Loans payable, net	$335,255	$334,266
Liabilities associated with assets held for sale	10,911	13,124
Below market lease intangibles, net	3,918	4,554
Warrant liability	4,193	594
Operating lease liabilities	13,121	13,200
Accounts payable, accrued expenses and other liabilities	13,771	11,229
Total Liabilities	381,169	376,967
Series D Cumulative Convertible Preferred Stock (no par value, 4,000,000 shares authorized, 3,038,683 and 3,529,293 shares issued and outstanding, respectively; $98.05 million and $109.13 million aggregate liquidation value, respectively)	86,606	95,563
EQUITY:
Series A Preferred Stock (no par value, 4,500 shares authorized, 562 shares issued and outstanding)	453	453
Series B Convertible Preferred Stock (no par value, 5,000,000 authorized, 1,875,748 shares issued and outstanding; $46.90 million aggregate liquidation preference)	41,218	41,174
Common Stock ($0.01 par value, 18,750,000 shares authorized, 9,710,414 and 9,703,874 shares issued and outstanding, respectively)	97	97
Additional paid-in capital	234,119	234,061
Accumulated deficit	(267,405)	(260,867)
Total Stockholders’ Equity	8,482	14,918
Noncontrolling interests	1,888	1,931
Total Equity	10,370	16,849
Total Liabilities and Equity	$478,145	$489,379

See accompanying notes to condensed consolidated financial statements.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(in thousands, except share and per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
REVENUE:
Rental revenues	$15,290	$14,809	$29,946	$30,164
Other revenues	200	360	272	579
Total Revenue	15,490	15,169	30,218	30,743
OPERATING EXPENSES:
Property operations	4,660	4,573	9,544	9,296
Depreciation and amortization	3,639	4,446	7,355	9,245
Impairment of assets held for sale	2,200	—	2,200	600
Corporate general & administrative	1,607	1,615	3,189	3,487
Total Operating Expenses	12,106	10,634	22,288	22,628
Gain (loss) on disposal of properties	—	—	176	(26)
Operating Income	3,384	4,535	8,106	8,089
Interest expense	(5,215)	(4,273)	(14,176)	(8,672)
Net changes in fair value of warrants	(1,234)	—	(1,581)	—
Other income	—	—	552	—
Other expense	—	—	—	(1,024)
Net (Loss) Income Before Income Taxes	(3,065)	262	(7,099)	(1,607)
Income tax (expense) benefit	(2)	6	(2)	(2)
Net (Loss) Income	(3,067)	268	(7,101)	(1,609)
Less: Net income attributable to noncontrolling interests	—	14	15	5
Net (Loss) Income Attributable to Wheeler REIT	(3,067)	254	(7,116)	(1,614)
Preferred Stock dividends – undeclared	(3,251)	(3,657)	(6,592)	(7,314)
Deemed contribution related to preferred stock redemption	651	—	5,040	—
Net Loss Attributable to Wheeler REIT Common Stockholders	$(5,667)	$(3,403)	$(8,668)	$(8,928)
Loss per share:
Basic and Diluted	$(0.58)	$(0.35)	$(0.89)	$(0.92)
Weighted-average number of shares:
Basic and Diluted	9,707,711	9,695,651	9,706,183	9,694,967

See accompanying notes to condensed consolidated financial statements.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Condensed Consolidated Statements of Equity
(in thousands, except share data)
(Unaudited)

	Series A Preferred Stock		Series B Preferred Stock		Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity	Noncontrolling Interests		Total Equity
	Shares	Value	Shares	Value	Shares	Value				Units	Value
Balance, December 31, 2020	562	$453	1,875,748	$41,174	9,703,874	$97	$234,061	$(260,867)	$14,918	224,429	$1,931	$16,849
Accretion of Series B Preferred Stock discount	—	—	—	22	—	—	—	—	22	—	—	22
Conversion of operating partnership Common Stock	—	—	—	—	2,864	—	9	—	9	(2,864)	(9)	—
Adjustment for noncontrolling interest in operating partnership	—	—	—	—	—	—	16	—	16	—	(16)	—
Dividends and distributions	—	—	—	—	—	—	—	(2,273)	(2,273)	—
Deemed contribution related to preferred stock redemption	—	—	—	—	—	—	—	4,389	4,389	—	—	4,389
Net (Loss) Income	—	—	—	—	—	—	—	(4,049)	(4,049)	—	15	(4,034)
Balance, March 31, 2021 (Unaudited)	562	453	1,875,748	41,196	9,706,738	97	234,086	(262,800)	13,032	221,565	1,921	14,953
Accretion of Series B Preferred	—	—	—	22	—	—	—	—	22	—	—	22
Conversion of operating
partnership Common Stock	—	—	—	—	3,676	—	18	—	18	(3,676)	(18)	—
Adjustment for noncontrolling	—	—	—	—	—	—	15	—	15	—	(15)	—
Dividends and distributions	—	—	—	—	—	—	—	(2,189)	(2,189)	—	—	(2,189)
Deemed contribution related to preferred stock redemption	—	—	—	—	—	—	—	651	651	—	—	651
Net Loss	—	—	—	—	—	—	—	(3,067)	(3,067)	—	—	(3067)
Balance, June 30, 2021 (Unaudited)	562	$453	1,875,748	$41,218	9,710,414	$97	$234,119	$(267,405)	$8,482	217,889	$1,888	$10,370

Balance, December 31, 2019	562	$453	1,875,748	$41,087	9,694,284	$97	$233,870	$(251,580)	$23,927	234,019	$2.080	$26,007
Accretion of Series B Preferred Stock discount	—	—	—	22	—	—	—	—	22	—	—	22
Dividends and distributions	—	—	—	—	—	—	—	(2,589)	(2,589)	—	—	(2,589)
Net Loss	—	—	—	—	—	—	—	(1,868)	(1,868)	—	(9)	(1,877)
Balance, March 31, 2020 (Unaudited)	562	453	1,875,748	41,109	9,694,284	97	233,870	(256,037)	19,492	234,019	2,071	21,563
Accretion of Series B Preferred Stock discount	—	—	—	22	—	—	—	—	22	—	—	22
Conversion of operating partnerships units to Common Stock					1,615	—	2	—	2	(1,615)	(2)	—
Adjustments for noncontrolling interest in operating partnership	—	—	—	—	—	—	12	—	12	—	(12)	—
Dividends and distributions	—	—	—	—	—	—	—	(2,589)	(2,589)	—	—	(2,589)
Net Income	—	—	—	—	—	—	—	254	254	—	14	268
Balance, June 30, 2020 (Unaudited)	562	$453	1,875,748	$41,131	9,695,899	$97	$233,884	$(258,372)	$17,193	232,404	$2,071	$19,264

See accompanying notes to condensed consolidated financial statements.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(in thousands)
(Unaudited)

	For the Six Months Ended June 30,
	2021	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(7,101)	$(1,609)
Adjustments to reconcile consolidated net loss to net cash provided by operating activities:
Depreciation	5,389	5,800
Amortization	1,966	3,445
Loan cost amortization	4,316	562
Changes in fair value of warrants	1,581	—
Above (below) market lease amortization, net	5	(373)
Straight-line expense	18	92
(Gain) loss on disposal of properties	(176)	26
Credit losses on operating lease receivables	36	585
Impairment of assets held for sale	2,200	600
Net changes in assets and liabilities:
Rents and other tenant receivables, net	2,128	(1,943)
Unbilled rent	(771)	(439)
Deferred costs and other assets, net	(1,143)	(1,342)
Accounts payable, accrued expenses and other liabilities	1,088	2,090
Net cash provided by operating activities	9,536	7,494
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(1,316)	(544)
Cash received from disposal of properties	3,937	1,665
Net cash provided by investing activities	2,621	1,121
CASH FLOWS FROM FINANCING ACTIVITIES:
Payments for deferred financing costs	(4,724)	(326)
Loan proceeds	46,150	13,350
Loan principal payments	(43,175)	(20,845)
Paycheck Protection Program proceeds	—	552
Preferred stock redemption	(8,337)	—
Loan prepayment penalty	(687)	—
Net cash used in financing activities	(10,773)	(7,269)
INCREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	1,384	1,346
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, beginning of period	42,768	21,591
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, end of period	$44,152	$22,937
Supplemental Disclosures:
Non-Cash Transactions:
Paycheck Protection Program forgiveness	$552	$—
Initial fair value of warrants	$2,018	$—
Conversion of common units to common stock	$27	$2
Accretion of Preferred Stock discounts	$309	$341
Deemed contribution related to Preferred Stock discount	$5,040	$—
Other Cash Transactions:
Cash paid for interest	$9,506	$7,382
The following table provides a reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$10,850	$7,660
Restricted cash	33,302	15,277
Cash, cash equivalents, and restricted cash	$44,152	$22,937

See accompanying notes to condensed consolidated financial statements.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Condensed Consolidated Financial Statements
(Unaudited)

1. Organization and Basis of Presentation and Consolidation

Wheeler Real Estate Investment Trust, Inc. (the “Trust,” the “REIT,” or “Company”) is a Maryland corporation formed on June 23, 2011. The Trust serves as the general partner of Wheeler REIT, L.P. (the “Operating Partnership”), which was formed as a Virginia limited partnership on April 5, 2012. As of June 30, 2021, the Trust, through the Operating Partnership, owned and operated fifty-nine centers and five undeveloped properties in Virginia, North Carolina, South Carolina, Georgia, Florida, Alabama, Oklahoma, Tennessee, Kentucky, New Jersey, Pennsylvania and West Virginia. Accordingly, the use of the word “Company” refers to the Trust and its consolidated subsidiaries, except where the context otherwise requires. At June 30, 2021, the Company owned 98.57% of the Operating Partnership.

The Trust through the Operating Partnership owns Wheeler Interests (“WI”) and Wheeler Real Estate, LLC (“WRE”) (collectively the “Operating Companies”). The Operating Companies are Taxable REIT Subsidiaries (“TRS”) to accommodate serving the Non-REIT Properties since applicable REIT regulations consider the income derived from these services to be “bad” income subject to taxation. The regulations allow for costs incurred by the Company commensurate with the services performed for the Non-REIT Properties to be allocated to a TRS.

The condensed consolidated financial statements included in this Quarterly Report on Form 10-Q (the “Form 10-Q”) are unaudited and the results of operations for the interim periods are not necessarily indicative of the results of operations to be expected for future periods or the year. However, amounts presented in the condensed consolidated balance sheet as of December 31, 2020 are derived from the Company’s audited consolidated financial statements as of that date, but do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America (“GAAP”) for complete financial statements. The Company prepared the accompanying condensed consolidated financial statements in accordance with GAAP for interim financial statements. The condensed consolidated financial statements reflect all adjustments which are, in the opinion of management, necessary to reflect a fair statement of the results for the interim periods presented, and all such adjustments are of a normal recurring nature. All material balances and transactions between the consolidated entities of the Company have been eliminated. These condensed consolidated financial statements should be read in conjunction with the Company’s 2020 Annual Report filed on Form 10-K for the year ended December 31, 2020 (the “2020 Form 10-K”).

2. Summary of Significant Accounting Policies

Tenant Receivables and Unbilled Rent

Tenant receivables include base rents, tenant reimbursements and receivables attributable to recording rents on a straight-line basis. The Company determines an allowance for the uncollectible portion of accrued rents and accounts receivable based upon customer credit-worthiness (including expected recovery of a claim with respect to any tenants in bankruptcy), historical bad debt levels, and current economic trends. The Company considers a receivable past due once it becomes delinquent per the terms of the lease. The Company’s standard lease form considers a rent charge past due after five days. A past due receivable triggers certain events such as notices, fees and other allowable and required actions per the lease. As of June 30, 2021 and December 31, 2020, the Company’s allowance for uncollectible tenant receivables totaled $643 thousand and $994 thousand, respectively.

Paycheck Protection Program

The Company received proceeds of $552 thousand (the “PPP funds”) pursuant to the Paycheck Protection Program (the “PPP”) under the Coronavirus Aid, Relief and Economic Security (“CARES”) Act.

The PPP funds were received in the form of a promissory note, dated April 24, 2020 (the “Promissory Note”), between the Company and KeyBank as the lender that matures on April 24, 2022 bearing interest at a fixed rate of 1% per annum, payable monthly commencing seven months from the date of the note. Under the terms of the PPP, the principal may be forgiven if the proceeds are used for qualifying expenses as described in the CARES Act, such as payroll costs, mortgage interest, rent and utilities. The full amount of the Promissory Note was forgiven in January 2021 and is included in “other income” on the condensed consolidated statements of operations as non-operating activity.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Condensed Consolidated Financial Statements
(Unaudited)

2. Summary of Significant Accounting Policies (cont.)

Revenue Recognition

Lease Contract Revenue

The Company has two classes of underlying assets relating to rental revenue activity, retail and office space. The Company retains substantially all of the risks and benefits of ownership of these underlying assets and accounts for these leases as operating leases. The Company combines lease and nonlease components in lease contracts, which includes combining base rent and tenant reimbursement revenue.

The Company accrues minimum rents on a straight-line basis over the terms of the respective leases which results in an unbilled rent asset or deferred rent liability being recorded on the balance sheet. At June 30, 2021 and December 31, 2020, there were $5.34 million and $4.48 million, respectively, in unbilled rent which is included in “rents and other tenant receivables, net.”

The below table disaggregates the Company’s revenue by type of service for the three and six months ended June 30, 2021 and 2020 (in thousands, unaudited):

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Minimum rent	$11,332	$11,602	$22,662	$23,664
Tenant reimbursements – variable lease revenue	3,333	3,141	6,426	6,429
Percentage rent – variable lease revenue	157	49	286	157
Straight-line rents	385	448	608	499
Lease termination fees	125	12	129	74
Other	75	348	143	505
Total	15,407	15,600	30,254	31,328
Credit losses on operating lease receivables	83	(431)	(36)	(585)
Total	$15,490	$15,169	$30,218	$30,743

Use of Estimates

The Company has made estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reported periods. The Company’s actual results could differ from these estimates.

Corporate General and Administrative Expense

A detail for the “corporate general & administrative” line item from the condensed consolidated statements of operations is presented below (in thousands, unaudited):

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Professional fees	$652	$919	$1,416	$1,945
Corporate administration	392	294	772	625
Compensation and benefits	338	375	575	782
Advertising costs for leasing activities	21	21	41	52
Other corporate general & administrative	204	6	385	83
Total	$1,607	$1,615	$3,189	$3,487

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Condensed Consolidated Financial Statements
(Unaudited)

2. Summary of Significant Accounting Policies (cont.)

Other Expense

Other expense represents expenses which are non-operating in nature. There were no other expenses for the three and six months ended June 30, 2021. Other expenses were $0 and $1.02 million for the three and six months ended June 30, 2020, respectively, and consist of legal settlement costs and reimbursement of 2019 proxy costs.

Noncontrolling Interests

Noncontrolling interests is the portion of equity in the Operating Partnership not attributable to the Trust. The ownership interests not held by the parent are considered noncontrolling interests. Accordingly, noncontrolling interests have been reported in equity on the condensed consolidated balance sheets but separate from the Company’s equity. On the condensed consolidated statements of operations, the subsidiaries are reported at the consolidated amount, including both the amount attributable to the Company and noncontrolling interests. Condensed consolidated statements of equity include beginning balances, activity for the period and ending balances for stockholders’ equity, noncontrolling interests and total equity.

The noncontrolling interest of the Operating Partnership common unit holders is calculated by multiplying the noncontrolling interest ownership percentage at the balance sheet date by the Operating Partnership’s net assets (total assets less total liabilities). The noncontrolling interest percentage is calculated at any point in time by dividing the number of units not owned by the Company by the total number of units outstanding. The noncontrolling interest ownership percentage will change as additional units are issued or as units are exchanged for the Company’s $0.01 par value per share common stock (“Common Stock”). In accordance with GAAP, any changes in the value from period to period are charged to additional paid-in capital.

Recent Accounting Pronouncements

In June 2016, the FASB issued ASU 2016-13, “Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments.” This update enhances the methodology of measuring expected credit losses to include the use of forward-looking information to better calculate credit loss estimates. The guidance will apply to most financial assets measured at amortized cost and certain other instruments, such as accounts receivable and loans. The guidance will require that the Company estimate the lifetime expected credit loss with respect to these receivables and record allowances that, when deducted from the balance of the receivables, represent the net amounts expected to be collected. The Company will also be required to disclose information about how it developed the allowances, including changes in the factors that influenced the Company’s estimate of expected credit losses and the reasons for those changes. The guidance would be effective for interim and annual reporting periods beginning after December 15, 2022, per FASB’s issuance of ASU 2019-10, “Financial Instruments-Credit Losses (Topic 326), Derivatives and Hedging (Topic 815), and Leases (Topic 842): Effective Dates.” The Company is currently in the process of evaluating the impact the adoption of the guidance will have on its consolidated financial statements.

Other accounting standards that have been issued or proposed by the FASB or other standard-setting bodies are not currently applicable to the Company or are not expected to have a significant impact on the Company’s financial position, results of operations and cash flows.

Reclassifications

The Company has reclassified certain prior period amounts in the accompanying condensed consolidated financial statements in order to be consistent with the current period presentation. These reclassifications had no effect on net (loss) income, total assets, total liabilities or equity.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Condensed Consolidated Financial Statements
(Unaudited)

3. Real Estate

Investment properties consist of the following (in thousands):

	June 30, 2021	December 31, 2020
	(unaudited)
Land and land improvements	$96,638	$97,117
Buildings and improvements	354,410	354,738
Investment properties at cost	451,048	451,855
Less accumulated depreciation	(63,869)	(59,191)
Investment properties, net	$387,179	$392,664

The Company’s depreciation expense on investment properties was $2.70 million and $5.39 million for the three and six months ended June 30, 2021, respectively. The Company’s depreciation expense on investment properties was $2.86 million and $5.80 million for the three and six months ended June 30, 2020, respectively.

A significant portion of the Company’s land, buildings and improvements serve as collateral for its mortgage loans. Accordingly, restrictions exist as to the encumbered property’s transferability, use and other common rights typically associated with property ownership.

Assets Held for Sale and Dispositions

At June 30, 2021, assets held for sale included Columbia Fire Station, Surrey Plaza, two outparcels at Rivergate Shopping Center and a 1.28 acre land parcel in Moyock, North Carolina, as the Company has committed to a plan to sell each property. At December 31, 2020, assets held for sale included Columbia Fire Station, Berkley Shopping Center and a .75 acre land parcel at Berkley (the “Berkley Land Parcel”).

Impairment expenses on assets held for sale are a result of reducing the carrying value for the amount that exceeded the property’s fair value less estimated selling costs. The valuation assumptions are based on the three-level valuation hierarchy for fair value measurement and represent Level 2 inputs. Impairment expense for the three and six months ended June 30, 2021 was $2.20 million and $2.20 million, respectively, resulting from reducing the carrying value of Columbia Fire Station. The Company recorded $0 and $600 thousand in impairment expense for the three and six months ended June 30, 2020, respectively, resulting from reducing the carrying value of Columbia Fire Station.

As of June 30, 2021 and December 31, 2020, assets held for sale and associated liabilities consisted of the following (in thousands):

	June 30, 2021	December 31, 2020
	(unaudited)
Investment properties, net	$8,526	$12,593
Rents and other tenant receivables, net	35	132
Above market leases, net	153	153
Deferred costs and other assets, net	132	194
Total assets held for sale	$8,846	$13,072
Loans payable	$10,681	$12,838
Below market leases, net	—	25
Accounts payable, accrued expenses and other liabilities	230	261
Total liabilities associated with assets held for sale	$10,911	$13,124

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Condensed Consolidated Financial Statements
(Unaudited)

3. Real Estate (cont.)

The following properties were sold during the six months ended June 30, 2021 and 2020:

Disposal Date	Property	Contract Price	Gain (loss)	Net Proceeds
		(in thousands, unaudited)
March 25, 2021	Berkley Shopping Center and Berkley Land Parcel (0.75 acres)	$4,150	$176	$3,937
January 21, 2020	St. Matthews	1,775	(26)	1,665

4. Deferred Costs and Other Assets, Net

Deferred costs and other assets, net of amortization are as follows (in thousands):

	June 30, 2021	December 31, 2020
Leases in place, net	$8,781	$10,233
Ground lease sandwich interest, net	1,804	1,941
Lease origination costs, net	1,450	1,334
Tenant relationships, net	1,057	1,308
Legal and marketing costs, net	18	22
Other	1,468	592
Total deferred costs and other assets, net	$14,578	$15,430

As of June 30, 2021 and December 31, 2020, the Company’s intangible accumulated amortization totaled $61.04 million and $60.33 million, respectively. During the three and six months ended June 30, 2021, the Company’s intangible amortization expense totaled $941 thousand and $1.97 million, respectively. During the three and six months ended June 30, 2020, the Company’s intangible amortization expense totaled $1.59 million and $3.45 million, respectively. Future amortization of leases in place, ground lease sandwich interest, lease origination costs, tenant relationships, and legal and marketing costs is as follows (in thousands, unaudited):

	Leases In Place, net	Ground Lease Sandwich Interest, net	Lease Origination Costs, net	Tenant Relationships, net	Legal & Marketing Costs, net	Total
For the remaining six months ending December 31, 2021	$1,250	$137	$122	$205	$4	$1,718
December 31, 2022	2,094	274	208	349	6	2,931
December 31, 2023	1,618	274	189	222	5	2,308
December 31, 2024	1,113	274	171	126	3	1,687
December 31, 2025	794	274	140	62	—	1,270
December 31, 2026	422	274	120	11	—	827
Thereafter	1,490	297	500	82	—	2,369
	$8,781	$1,804	$1,450	$1,057	$18	$13,110

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Condensed Consolidated Financial Statements
(Unaudited)

5. Loans Payable

The Company’s loans payable consist of the following (in thousands, except monthly payment):

Property/Description	Monthly Payment	Interest Rate	Maturity	June 30, 2021	December 31, 2020
Columbia Fire Station	Interest only	14.00%	July 2021	$3,363	$3,893
First National Bank(7),(8)	$24,656	LIBOR + 350 basis points	September 2021	918	1,045
Lumber River(8)	$10,723	LIBOR + 350 basis points	October 2021	1,332	1,367
Rivergate(8)	$112,357	Prime Rate – 25 basis points	October 2021	20,853	21,164
Litchfield Market Village	$46,057	5.50%	November 2022	7,383	7,418
Twin City Commons	$17,827	4.86%	January 2023	2,879	2,915
Walnut Hill Plaza	$26,850	5.50%	March 2023	3,217	3,287
Powerscourt Financing Agreement(6)	Interest only	13.50%	March 2023	—	25,000
New Market	$48,747	5.65%	June 2023	6,401	6,508
Benefit Street Note(3)	$53,185	5.71%	June 2023	7,031	7,145
Deutsche Bank Note(2)	$33,340	5.71%	July 2023	5,528	5,567
JANAF	$333,159	4.49%	July 2023	47,977	48,875
Tampa Festival	$50,797	5.56%	September 2023	7,837	7,920
Forrest Gallery	$50,973	5.40%	September 2023	8,144	8,226
South Carolina Food Lions Note(5)	$68,320	5.25%	January 2024	11,363	11,473
JANAF Bravo	$35,076	5.00%	May 2024	5,995	6,263
Cypress Shopping Center	$34,360	4.70%	July 2024	6,112	6,163
Port Crossing	$34,788	4.84%	August 2024	5,844	5,909
Freeway Junction	$41,798	4.60%	September 2024	7,507	7,582
Harrodsburg Marketplace	$19,112	4.55%	September 2024	3,305	3,343
Bryan Station	$23,489	4.52%	November 2024	4,269	4,312
Crockett Square	Interest only	4.47%	December 2024	6,338	6,338
Pierpont Centre	$39,435	4.15%	February 2025	7,931	8,001
Shoppes at Myrtle Park	$33,180	4.45%	February 2025	5,825	5,892
Folly Road	$41,482	4.65%	March 2025	7,143	7,223
Alex City Marketplace	Interest only	3.95%	April 2025	5,750	5,750
Butler Square	Interest only	3.90%	May 2025	5,640	5,640
Brook Run Shopping Center	Interest only	4.08%	June 2025	10,950	10,950
Beaver Ruin Village I and II	Interest only	4.73%	July 2025	9,400	9,400
Sunshine Shopping Plaza	Interest only	4.57%	August 2025	5,900	5,900
Barnett Portfolio(4)	Interest only	4.30%	September 2025	8,770	8,770
Fort Howard Shopping Center	Interest only	4.57%	October 2025	7,100	7,100
Conyers Crossing	Interest only	4.67%	October 2025	5,960	5,960
Grove Park Shopping Center	Interest only	4.52%	October 2025	3,800	3,800
Parkway Plaza	Interest only	4.57%	October 2025	3,500	3,500
Winslow Plaza	$24,295	4.82%	December 2025	4,518	4,553
JANAF BJ’s	$29,964	4.95%	January 2026	4,785	4,844
Tuckernuck	$32,202	5.00%	March 2026	5,118	5,193
Wilmington Financing Agreement(6)	Interest only	8.00%	March 2026	35,000	—
Chesapeake Square	$23,857	4.70%	August 2026	4,238	4,279
Berkley/Sangaree/Tri-County	Interest only	4.78%	December 2026	6,176	9,400
Riverbridge	Interest only	4.48%	December 2026	4,000	4,000
Franklin Village	$45,336	4.93%	January 2027	8,341	8,404
Village of Martinsville	$89,664	4.28%	July 2029	15,785	15,979
Laburnum Square	Interest only	4.28%	September 2029	7,665	7,665
Total Principal Balance(1)		%		356,891	353,916
Unamortized debt issuance cost(1)				(10,955)	(6,812)
Total Loans Payable, including assets held for sale				345,936	347,104
Less loans payable on assets held for sale, net loan amortization costs				10,681	12,838
Total Loans Payable, net				$335,255	$334,266

____________

(1)      Includes loans payable on assets held for sale, see Note 3.

(2)      Collateralized by LaGrange Marketplace, Ridgeland and Georgetown.

(3)      Collateralized by Ladson Crossing, Lake Greenwood Crossing and South Park.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Condensed Consolidated Financial Statements
(Unaudited)

5. Loans Payable (cont.)

(4)       Collateralized by Cardinal Plaza, Franklinton Square, and Nashville Commons.

(5)       Collateralized by Clover Plaza, South Square, St. George, Waterway Plaza and Westland Square.

(6)       Collateralized by Darien Shopping Center, Devine Street, Lake Murray, Moncks Corner and South Lake.

(7)       Collateralized by Surrey Plaza and Amscot Building.

(8)       Certain loans bear interest at a variable interest rate equal to LIBOR or another index rate, subject to a floor, in each case plus or minus a specified margin.

Powerscourt Financing Agreement Payoff

On March 12, 2021, the Company paid in full the $25.00 million Powerscourt Financing Agreement. The Powerscourt Warrant Agreement and the Powerscourt Registration Rights Agreement remain.

Powerscourt Warrant Agreement

Pursuant to that certain financing agreement dated December 22, 2020, by and among the Company, certain subsidiaries of the Company from time to time party thereto, as guarantors, the lenders from time to time party thereto, and Powerscourt Investments XXII, LP, as administrative agent and collateral agent (the “Powerscourt Financing Agreement”), the Company issued Powerscourt Investments XXII, LP, a warrant (the “Powerscourt Warrant”) to purchase 496,415 shares of Common Stock for $3.12 per share (the “Powerscourt Warrant Agreement”). The Powerscourt Warrant is exercisable at the option of its holder in whole or in part into shares of Common Stock from time to time on or after December 22, 2020 (the “Effective Date”) and before the date that is the 36-month anniversary of the Effective Date.

Powerscourt Registration Rights Agreement

In connection with the Powerscourt Financing Agreement, the Company entered into a registration rights agreement with the holders from time to time of the Powerscourt Warrant, dated as of December 22, 2020 (the “Powerscourt Registration Rights Agreement”), accordingly, the Company registered the resale of the common stock underlying the Powerscourt Warrant on a Form S-11 Registration Statement which became effective on May 25, 2021.

Powerscourt Warrant Agreement

Pursuant to the Powerscourt Financing Agreement, the Company issued Powerscourt Investments XXII, LP, a warrant (the “Powerscourt Warrant”) to purchase 496,415 shares of Common Stock for $3.12 per share (the “Powerscourt Warrant Agreement”). The Powerscourt Warrant is exercisable at the option of its holder in whole or in part into shares of Common Stock from time to time on or after December 22, 2020 (the “Effective Date”) and before the date that is the 36-month anniversary of the Effective Date.

Wilmington Financing Agreement

On March 12, 2021, the Company entered into a financing agreement (the “Wilmington Financing Agreement”) as borrower, certain subsidiaries of the Company from time to time party thereto, as guarantors (together with the Company, the “Loan Parties”), the lenders from time to time party thereto, and Wilmington Savings Fund Society, FSB, as administrative agent and collateral agent. The Wilmington Financing Agreement provides for a term loan in the aggregate principal of $35.00 million. The proceeds of the Wilmington Financing Agreement are intended for the following: (i) to payoff the Company’s indebtedness on the Powerscourt Financing Agreement, (ii) to fund the redemption of certain shares of the Company’s 8.75% Series D Preferred and (iii) to pay fees and expenses in connection with the transactions contemplated by the Wilmington Financing Agreement. The Wilmington Financing Agreement is at a rate of 8.00% and matures in March 2026 with quarterly interest only payments beginning on April 15, 2021. Any payment or repayment of principal will be made with a premium equal to 5% of the amount repaid or prepaid.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Condensed Consolidated Financial Statements
(Unaudited)

5. Loans Payable (cont.)

The obligations of the Company under the Wilmington Financing Agreement are secured by liens on certain assets of the Company and certain of the Company’s subsidiaries, including mortgages on the properties within the Company’s portfolio. The Wilmington Financing Agreement also contains covenants that restrict, among other things the ability of the Company and its subsidiaries to create liens, incur indebtedness, make certain investments, merge or consolidate, dispose of assets, pay certain dividends and make certain other restricted payments or certain equity issuances, change the nature of their businesses, enter into certain transactions with affiliates and change their governing documents.

Wilmington Warrant Agreement

Pursuant to the Wilmington Financing Agreement, the Company issued to the holders from time to time party thereto a warrant (the “Wilmington Warrant”) to purchase in the aggregate, 1,061,719 shares of Common Stock in three tranches: warrants to purchase an aggregate of 510,204 shares at an exercise price of $3.430 per share (“Tranche A”); warrants to purchase an aggregate of 424,242 shares at an exercise price of $4.125 per share (“Tranche B”); and warrants to purchase an aggregate of 127,273 shares at an exercise price of $6.875 per share (“Tranche C”) (the “Wilmington Warrant Agreement”). The Wilmington Warrant is exercisable at the option of its holder in whole or in part into shares of Common Stock from time to time on or after March 12, 2021 (the “Effective Date”) and before the maturity date of the Wilmington Financing Agreement.

Wilmington Registration Rights Agreement

In connection with the Wilmington Financing Agreement, the Company entered into a registration rights agreement with the holders from time to time of the Wilmington Warrants, dated as of March 12, 2021 (the “Wilmington Registration Rights Agreement”), accordingly, the Company registered the resale of the common stock underlying the Wilmington Warrant on a Form S-11 Registration Statement which became effective on May 25, 2021.

Columbia Fire Station Forbearance Agreement

On January 21, 2021, the Company entered into a Forbearance Agreement (the “Forbearance Agreement”) with Pinnacle Bank at an interest rate of 14% and made a $500 thousand principal payment. The Forbearance Agreement, among other provisions, extends the maturity date of the Columbia Fire Station Loan to July 21, 2021 and waives all defaults and late fees existing prior to the Forbearance Agreement.

Tuckernuck Refinance

On February 2, 2021, the Company refinanced the Tuckernuck Loan for $5.15 million at a rate of 5.00%. The loan matures on March 1, 2026 with monthly principal and interest payments of $32 thousand.

Berkley/Sangaree/Tri-County Paydown

On March 25, 2021, the Company made a $3.22 million principal payment on the Berkley/Sangaree/Tri-County loan with the sale of the Berkley Shopping Center, as detailed in Note 3, and paid $687 thousand in defeasance.

First National Bank and Lumber River Extension

On April 15, 2021, the Company extended the maturity of the First National Bank and Lumber River Loans to September and October 2021, respectively, with no changes in interest rate or monthly payments.

JANAF Bravo Refinance

On May 5, 2021, the Company refinanced the JANAF Bravo Loan for $6.00 million at a rate of 5.00%. The loan matures on May 5, 2024 with monthly principal and interest payments of $35 thousand.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Condensed Consolidated Financial Statements
(Unaudited)

5. Loans Payable (cont.)

Rivergate Extension

On May 28, 2021, the Company entered into an agreement with Synovus Bank to extend the maturity date from April 21, 2021 to October 20, 2021 with monthly principal payments of $60 thousand plus accrued and unpaid interest. The Rivergate Loan will bear interest at the Synovus Bank’s prime rate less 0.25% with a floor of 3.00%.

Debt Maturities

The Company’s scheduled principal repayments on indebtedness as of June 30, 2021, including assets held for sale, are as follows (in thousands, unaudited):

For the remaining six months ended December 31, 2021	$29,124
December 31, 2022	12,798
December 31, 2023	87,099
December 31, 2024	50,044
December 31, 2025	91,530
December 31, 2026	58,026
Thereafter	$28,270
Total principal repayments and debt maturities	$356,891

The Company has considered its short-term (one year or less) liquidity needs and the adequacy of its estimated cash flows from operating activities and other expected financing sources to meet these needs. In particular, the Company has considered its scheduled debt maturities and scheduled principal payments for the twelve months ending June 30, 2022 of $31.92 million. The Company plans to pay this obligation through a combination of refinancings, dispositions and operating cash. All loans due to mature are collateralized by properties within the portfolio.

Fair Value of Warrants

The Company utilized the Monte Carlo simulation model to calculate the fair value of the Powerscourt Warrant and Wilmington Warrant (collectively, the “Warrant Agreements”). Significant observable and unobservable inputs include stock price, conversion price, risk free rate, term, likelihood of an event of contractual conversion and expected volatility. The Monte Carlo simulation is a Level 3 valuation technique because it requires the development of significant internal assumptions in addition to observable market indicators. The Warrant Agreements contain terms and features that give rise to derivative liability classification. The Company presents the Warrant Agreements’ fair value as a liability included on the condensed consolidated balance sheets. In determining the initial fair value of the Wilmington Warrant, the Company used the following inputs in its Monte Carlo model; exercise price of each of the three tranches within the Wilmington Warrant Agreement as noted above, Common Stock price $3.75, contractual term to maturity 5.0 years, expected Common Stock volatility 54.72% and risk free interest rate 0.91%.

In measuring the warrant liability at June 30, 2021, the Company used the following inputs in its Monte Carlo Model:

Range of exercise prices	$3.120 – $6.875
Common Stock price	$5.06
Weighted average contractual term to maturity (years)	3.99
Range of expected market volatility %	51.44% – 65.00%
Range of risk free interest rate	0.35% – 0.81%

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Condensed Consolidated Financial Statements
(Unaudited)

5. Loans Payable (cont.)

The following table sets forth a summary of the changes in fair value of the Company’s warrant liabilities (in thousands):

June 30, 2021
(unaudited)
Balance December 31, 2020	$594
Issuance of Wilmington Warrant	2,018
Changes in fair value	347
Balance March 31, 2021	$2,959
Changes in fair value	1,234
Balance June 30, 2021	$4,193

6. Rentals under Operating Leases

Future minimum rents to be received under noncancelable tenant operating leases, excluding rents on assets held for sale properties, for the six months ending December 31, 2021 and each of the next five years and thereafter, excluding tenant reimbursements and percentage rent based on tenant sales volume, as of June 30, 2021 are as follows (in thousands, unaudited):

For the remaining six months ended December 31, 2021	$22,663
December 31, 2022	43,511
December 31, 2023	38,266
December 31, 2024	30,706
December 31, 2025	24,403
December 31, 2026	16,240
Thereafter	39,995
Total minimum rents	$215,784

7. Equity and Mezzanine Equity

Series A Preferred Stock

At June 30, 2021 and December 31, 2020, the Company had 562 shares without par value of Series A Preferred Stock (“Series A Preferred”) issued and outstanding, 4,500 shares authorized and a $1,000 liquidation preference per share, or $562 thousand in aggregate. The Series A Preferred accrues cumulative dividends at a rate of 9% per annum, which is paid or accumulated quarterly. The Company has the right to redeem the 562 shares of Series A Preferred, on a pro rata basis, at any time at a price equal to 103% of the purchase price for the Series A Preferred plus any accrued but unpaid dividends.

Series B Preferred Stock

At June 30, 2021 and December 31, 2020, the Company had 1,875,748 shares and 5,000,000 shares of Series B Convertible Preferred Stock, without par value (“Series B Preferred”) issued and authorized with a $25.00 liquidation preference per share, or $46.90 million in aggregate. The Series B Preferred bears interest at a rate of 9% per annum. The Series B Preferred has no redemption rights. However, the Series B Preferred is subject to a mandatory conversion once the 20-trading day volume-weighted average closing price of our Common Stock, exceeds $58 per share; once this weighted average closing price is met, each share of our Series B Preferred will automatically convert into shares of our Common Stock at a conversion price equal to $40.00 per share of Common Stock. In addition, holders of our

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Condensed Consolidated Financial Statements
(Unaudited)

7. Equity and Mezzanine Equity (cont.)

Series B Preferred also have the option, at any time, to convert shares of our Series B Preferred into shares of our Common Stock at a conversion price of $40.00 per share of Common Stock. Upon any voluntary or involuntary liquidation, dissolution or winding up of our company, the holders of shares of our Series B Preferred shall be entitled to be paid out of our assets a liquidation preference of $25.00 per share, plus an amount equal to all accumulated, accrued and unpaid dividends to and including the date of payment. The Series B Preferred has no maturity date and will remain outstanding indefinitely unless subject to a mandatory or voluntary conversion as described above.

Series D Preferred Stock — Redeemable Preferred Stock and Tender Offer

At June 30, 2021 and December 31, 2020, the Company had 3,038,683 and 3,529,293 issued, respectively, and 4,000,000 authorized shares of Series D Cumulative Convertible Preferred Stock, without par value (“Series D Preferred”) with a $25.00 liquidation preference per share, and a liquidation value of $98.05 million and $109.13 million in aggregate, respectively. Until September 21, 2023, the holders of the Series D Preferred are entitled to receive cumulative cash dividends at a rate of 8.75% per annum of the $25.00 liquidation preference per share (equivalent to the fixed annual amount of $2.1875 per share) (the “Initial Rate”). Commencing September 21, 2023, the holders will be entitled to cumulative cash dividends at an annual dividend rate of the Initial Rate increased by 2% of the liquidation preference per annum on each subsequent anniversary thereafter, subject to a maximum annual dividend rate of 14%. Dividends are payable quarterly in arrears on or before January 15th, April 15th, July 15th and October 15th of each year. On or after September 21, 2021, the Company may, at its option, redeem the Series D Preferred, for cash at a redemption price of $25.00 per share, plus an amount equal to all accrued and unpaid dividends, if any, to and including the redemption date. The holder of the Series D Preferred may convert such shares at any time into shares of the Company’s Common Stock at an initial conversion rate of $16.96 per share of Common Stock. On September 21, 2023, the holders of the Series D Preferred may, at their option, elect to cause the Company to redeem any or all of their shares at a redemption price of $25.00 per share, plus an amount equal to all accrued and unpaid dividends, if any, to and including the redemption date, payable in cash or in shares of Common Stock, or any combination thereof, at the Company’s option.

Dividends on the Series D Preferred cumulate from the end of the most recent dividend period for which dividends have been paid. Dividends on the Series D Preferred cumulate whether or not (i) we have earnings, (ii) there are funds legally available for the payment of such dividends and (iii) such dividends are authorized by our Board of Directors or declared by us. Dividends on the Series D Preferred do not bear interest. If the Company fails to pay any dividend within three (3) business days after the payment date for such dividend, the then-current dividend rate increases following the payment date by an additional 2.0% of the $25.00 stated liquidation preference per share, or $0.50 per annum, until we pay the dividend, subject to our ability to cure the failure. On December 20, 2018, the Company suspended the Series D Preferred dividend. As such, the Series D Preferred shares began accumulating dividends at 10.75% beginning January 1, 2019 and will continue to accumulate dividends at this rate until all accumulated dividends have been paid.

Holders of shares of the Series D Preferred have no voting rights. Pursuant to the Company’s Articles Supplementary, if dividends on the Series D Preferred are in arrears for six or more consecutive quarterly periods (a “Preferred Dividend Default”), the number of directors on our Board of Directors will automatically be increased by two, and holders of shares of the Series D Preferred and the holders of Series A Preferred and Series B Preferred (the Series A Preferred and Series B Preferred together, being the “Parity Preferred Stock”), shall be entitled to vote for the election of two additional directors (the “Series D Preferred Directors”). A Preferred Dividend Default occurred on April 15, 2020. The election of such directors will take place upon the written request of the holders of record

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Condensed Consolidated Financial Statements
(Unaudited)

7. Equity and Mezzanine Equity (cont.)

of at least 20% of the Series D Preferred and Parity Preferred Stock. The Board of Directors is not permitted to fill the vacancies on the Board of Directors as a result of the failure of the holders of 20% of the Series D Preferred and Parity Preferred Stock to deliver such written request for the election of the Series D Preferred Directors. The Series D Preferred Directors may serve on our Board of Directors, until all unpaid dividends on such Series D Preferred and Parity Preferred Stock, if any, have been paid or declared and a sum sufficient for the payment thereof set apart for payment.

On March 12, 2021, through a “modified Dutch auction” tender offer the Company accepted for purchase 387,097 shares of Series D Preferred at a purchase price of $15.50 per share, for an aggregate cost of $6.00 million, excluding fees and expenses relating to the tender offer.

On May 15, 2021, through a “modified Dutch auction” tender offer the Company accepted for purchase 103,513 shares of Series D Preferred at a purchase price of $18.00 per share, for an aggregate cost of $1.86 million, excluding fees and expenses relating to the tender offer.

The changes in the carrying value of the Series D Preferred for the three and six months ended June 30, 2021 and 2020 are as follows (in thousands, unaudited):

Series D Preferred
(unaudited)
Balance December 31, 2020	$95,563
Accretion of Preferred Stock discount	140
Undeclared dividends	2,111
Redemption of Preferred Stock	(10,493)
Balance March 31, 2021	87,321
Accretion of Preferred Stock discount	125
Undeclared dividends	2,042
Redemption of Preferred Stock	(2,882)
Balance June 30, 2021	$86,606
Series D Preferred
(unaudited)
Balance December 31, 2019	$87,225
Accretion of Preferred Stock discount	148
Undeclared dividends	2,419
Balance March 31, 2020	89,792
Accretion of Preferred Stock discount	149
Undeclared dividends	2,419
Balance June 30, 2021	$92,360

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Condensed Consolidated Financial Statements
(Unaudited)

7. Equity and Mezzanine Equity (cont.)

Earnings per share

Basic earnings per share for the Company’s common stockholders is calculated by dividing income (loss) from continuing operations, excluding amounts attributable to preferred stockholders and the net income (loss) attributable to noncontrolling interests, by the Company’s weighted-average shares of Common Stock outstanding during the period. Diluted earnings per share is computed by dividing the net income (loss) attributable to common stockholders, excluding amounts attributable to preferred stockholders and the net income (loss) attributable to noncontrolling interests, by the weighted-average number of common shares including any dilutive shares.

As of June 30, 2021, the below shares are able to be converted to Common Stock. The common units, Series B Preferred and Series D Preferred and warrants have been excluded from the Company’s diluted earnings per share calculation because their inclusion would be antidilutive.

	June 30, 2021
	Outstanding shares	Potential Dilutive Shares
	(unaudited)
Common units	217,889	217,889
Series B Preferred Stock	1,875,748	1,172,343
Series D Preferred Stock	3,038,683	4,479,191
Warrants to purchase Common Stock	—	1,558,134

Dividends

The following table summarizes the preferred stock dividends (unaudited, in thousands except for per share amounts):

Record Date/Arrears Date	Series A Preferred		Series B Preferred		Series D Preferred
	Arrears	Per Share	Arrears	Per Share	Arrear	Per Share
For the three months ended June 30, 2021	$13	22.50	$1,055	0.56	$2,042	0.67
For the six months ended June 30, 2021	$26	45.00	$2,110	1.12	$4,153	1.34
For the three months ended June 30, 2020	$13	22.50	$1,055	0.56	$2,419	0.67
For the six months ended June 30, 2020	$26	45.00	$2,110	1.12	$4,838	1.34

There were no dividends declared to holders of Common Stock during the three and six months ended June 30, 2021 and 2020.

The total cumulative dividends in arrears for Series A Preferred (per share $247.50), Series B Preferred (per share $6.19) and Series D Preferred (per share $7.27) as of June 30, 2021 is $33.82 million.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Condensed Consolidated Financial Statements
(Unaudited)

8. Lease Commitments

The Company has ground leases and leases its corporate headquarters; both are accounted for as operating leases. Most leases include one or more options to renew, with renewal terms that can extend the lease term from 5 to 50 years. As of June 30, 2021 and 2020, the weighted average remaining lease term of our leases is 31 and 34 years, respectively. The following properties are subject to leases which require the Company to make the following fixed annual rental payments and variable lease payments and include escalation clauses and renewal options as follows (in thousands, unaudited):

	Three Months Ended June 30,		Six Months Ended June 30,		Expiration Year
	2021	2020	2021	2020
Amscot	$6	$7	$12	$13	2045
Beaver Ruin Village	13	13	27	27	2054
Beaver Ruin Village II	5	5	11	11	2056
Moncks Corner	31	31	61	61	2040
Devine Street(1)	99	99	198	198	2051
JANAF(2)	70	72	138	143	2069
Riversedge office space Virginia Beach, VA	43	—	85	—	2030
Total leases	$267	$227	$532	$453

____________

(1)      Lease options are exercised through 2035 with options which are reasonably certain to be exercised through 2051.

(2)      Includes $32 thousand and $63 thousand in variable percentage rent, during the three and six months ended June 30, 2021, respectively. Includes $35 thousand and $69 thousand in variable percentage rent, during the three and six months ended June 30, 2020, respectively.

Supplemental information related to leases is as follows (in thousands, unaudited):

	Three Months Ended June 30,		Six Months Ended June 30,
	2021	2020	2021	2020
Cash paid for amounts included in the measurement of operating lease liabilities	$226	$145	$451	$291

Undiscounted cash flows of our scheduled obligations for future minimum lease payments due under the operating leases, including applicable automatic extension options and options reasonably certain of being exercised, as of June 30, 2021 and a reconciliation of those cash flows to the operating lease liabilities at June 30, 2021 are as follows (in thousands, unaudited):

For the remaining six months ended December 31, 2021	$451
December 31, 2022	905
December 31, 2023	907
December 31, 2024	909
December 31, 2025	913
December 31, 2026	943
Thereafter	22,843
Total minimum lease payments(1)	27,871
Discount	(14,750)
Operating lease liabilities	$13,121

____________

(1)      Operating lease payments include $7.54 million related to options to extend lease terms that are reasonably certain of being exercised.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Condensed Consolidated Financial Statements
(Unaudited)

9. Commitments and Contingencies

Insurance

The Company carries comprehensive liability, fire, extended coverage, business interruption and rental loss insurance covering all of the properties in its portfolio under a blanket insurance policy, in addition to other coverages, such as trademark and pollution coverage that may be appropriate for certain of its properties. Additionally, the Company carries a directors’, officers’, entity and employment practices liability insurance policy that covers such claims made against the Company and its directors and officers. The Company believes the policy specifications and insured limits are appropriate and adequate for its properties given the relative risk of loss, the cost of the coverage and industry practice; however, its insurance coverage may not be sufficient to fully cover its losses.

Concentration of Credit Risk

The Company is subject to risks incidental to the ownership and operation of commercial real estate. These risks include, among others, the risks normally associated with changes in the general economic climate, trends in the retail industry, creditworthiness of tenants, competition for tenants and customers, changes in tax laws, interest rates, the availability of financing and potential liability under environmental and other laws.

The Company’s portfolio of properties is dependent upon regional and local economic conditions and is geographically concentrated in the Southeast, Mid-Atlantic and Northeast, which markets represent approximately 62%, 34% and 4% respectively, of the total annualized base rent of the properties in its portfolio as of June 30, 2021. The Company’s geographic concentration may cause it to be more susceptible to adverse developments in those markets than if it owned a more geographically diverse portfolio. Additionally, the Company’s retail shopping center properties depend on anchor stores or major tenants to attract shoppers and could be adversely affected by the loss of, or a store closure by, one or more of these tenants.

Regulatory and Environmental

As the owner of the buildings on our properties, the Company could face liability for the presence of hazardous materials (e.g., asbestos or lead) or other adverse conditions (e.g., poor indoor air quality) in its buildings. Environmental laws govern the presence, maintenance, and removal of hazardous materials in buildings, and if the Company does not comply with such laws, it could face fines for such noncompliance. Also, the Company could be liable to third parties (e.g., occupants of the buildings) for damages related to exposure to hazardous materials or adverse conditions in its buildings, and the Company could incur material expenses with respect to abatement or remediation of hazardous materials or other adverse conditions in its buildings. In addition, some of the Company’s tenants routinely handle and use hazardous or regulated substances and wastes as part of their operations at our properties, which are subject to regulation. Such environmental and health and safety laws and regulations could subject the Company or its tenants to liability resulting from these activities. Environmental liabilities could affect a tenant’s ability to make rental payments to the Company, and changes in laws could increase the potential liability for noncompliance. This may result in significant unanticipated expenditures or may otherwise materially and adversely affect the Company’s operations. The Company is not aware of any material contingent liabilities, regulatory matters or environmental matters that may exist.

Litigation

The Company is involved in various legal proceedings arising in the ordinary course of its business, including, but not limited to commercial disputes. The Company believes that such litigation, claims and administrative proceedings will not have a material adverse impact on its financial position or its results of operations. The Company records a liability when it considers the loss probable and the amount can be reasonably estimated. In addition, the below are in process.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Condensed Consolidated Financial Statements
(Unaudited)

9. Commitments and Contingencies (cont.)

David Kelly v. Wheeler Real Estate Investment Trust, Inc., Circuit Court for the City of Virginia Beach, Virginia. Former CEO David Kelly filed suit on May 28, 2020, alleging that his employment was improperly terminated and that he is owed severance pay and related benefits pursuant to his employment agreement. He claims breach of his employment contract against the company. Mr. Kelly seeks damages of $400 thousand, plus unpaid bonuses and benefits, pre- and post-judgment interest, attorneys’ fees, and costs. The Company is defending the action on the grounds that Mr. Kelly’s employment was properly terminated for cause. Trial is set for March 2022. At this juncture, the outcome of the matter cannot be predicted.

JCP Investment Partnership LP, et al v. Wheeler Real Estate Investment Trust, Inc., United States District Court for the District of Maryland. On March 22, 2021, JCP Investment Partnership, LP, a Texas limited partnership and stockholder of the Company, JCP Investment Partners, LP, a Texas limited partnership and stockholder of the Company, JCP Investment Holdings, LLC, a Texas limited liability company and stockholder of the Company, and JCP Investment Management, LLC, a Texas limited liability company and stockholder of the Company (collectively, the “JCP Plaintiffs”), filed suit against the Company and certain current and former directors and former officers of the Company (the “Individual Defendants”), in the United States District Court for the District of Maryland. The complaint alleges that the Company amended provisions of its Articles Supplementary in 2018 governing the issuance of the Company’s Series D Preferred Stock in violation of Maryland corporate law and without obtaining the consent of preferred stockholders and, therefore, the court should declare the Company’s said amendment invalid, enjoin further purportedly unauthorized amendments, and either compel the Company to redeem the JCP Plaintiffs’ stock or enter judgment for monetary damages the JCP Plaintiffs purportedly sustained based on the Company’s alleged breach of its contractual duties to redeem the JCP Plaintiffs’ Series D Preferred Stock. The Complaint also alleges certain violations of Section 10(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 10b-5 promulgated thereunder, and alleges that the Individual Defendants violated Section 20(a) of the Exchange Act. The JCP Plaintiffs are each purportedly a holder of the Company’s Series D Preferred Stock. The Complaint seeks damages, interest, attorneys’ fees, other costs and expenses, and such other relief as the court may deem just and equitable. The Company has filed an Answer to the complaint denying any liability. At this early juncture, the outcome of the litigation is uncertain.

Jon Wheeler v. Wheeler Real Estate Investment Trust, Inc., Circuit Court for the City of Virginia Beach, Virginia. Former CEO, Jon Wheeler, alleged that his employment was improperly terminated and that he was owed severance and bonus payments pursuant to his Employment Agreement. In 2020, The Court found in favor of Jon Wheeler on his claim that his employment was terminated without cause. The Court denied Mr. Wheeler’s claims for a bonus and that his termination of employment was wrongful as a violation of public policy. The Court awarded the Company $5 thousand on its counterclaim. At a hearing on September 4, 2020 on Jon Wheeler’s motion for the award of attorneys’ fees, costs, and pre-judgment interest, the Court awarded Mr. Wheeler the requested costs, but awarded no attorneys’ fees and no pre-judgment interest. In total, Mr. Wheeler was awarded $520 thousand. In October 2020, the Company settled with Mr. Wheeler for $500 thousand. Mr. Wheeler preserved his right to appeal the Court’s denial of an award of attorneys’ fees of $375 thousand and pre-judgment interest of $63 thousand. Mr. Wheeler timely filed a Notice of Appeal, and he timely filed his Petition for Appeal on December 1, 2020. The Company timely filed its Brief in Opposition to the Petition for Appeal on December 22, 2020. On May 13, 2021, a three-justice writ panel of the Virginia Supreme Court allowed Mr. Wheeler’s counsel the opportunity to present arguments as to why Mr. Wheeler’s petition should be granted and the appeal allowed to proceed before the full Virginia Supreme Court. On June 16, 2021, the Supreme Court granted Mr. Wheeler an appeal on his first assignment of error (i.e., the Circuit Court’s refusal to award Mr. Wheeler any attorneys’ fees) but denied the appeal as to Mr. Wheeler’s claim for prejudgment interest. The parties subsequently agreed to suspend briefing on the issue while the parties engaged in mediation, which resulted in the parties settling in the amount of $185 thousand on July 28, 2021.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Condensed Consolidated Financial Statements
(Unaudited)

9. Commitments and Contingencies (cont.)

Harbor Pointe Tax Increment Financing

On September 1, 2011, the Grove Economic Development Authority issued the Grove Economic Development Authority Tax Increment Revenue Note, Taxable Series 2011 in the amount of $2.42 million, bearing a variable interest rate of 2.29%, not to exceed 14% and payable in 50 semi-annual installments. The proceeds of the bonds were to provide funding for the construction of public infrastructure and other site improvements and to be repaid by incremental additional property taxes generated by development. Harbor Pointe Associates, LLC, then owned by an affiliate of former CEO, Jon Wheeler, entered into an Economic Development Agreement with the Grove Economic Development Authority for this infrastructure development and in the event the ad valorem taxes were insufficient to cover annual debt service, Harbor Pointe Associates, LLC would reimburse the Grove Economic Development Authority (the “Harbor Pointe Agreement”). In 2014, Harbor Pointe Associates, LLC was acquired by the Company.

The total debt service shortfall over the life of the bond is uncertain as it is based on ad valorem taxes, assessed property values, property tax rates, LIBOR and future potential development ranging until 2036. The Company’s future total principal obligation under the Harbor Pointe Agreement will be no more than $2.15 million, the principal amount of the bonds, as of June 30, 2021. In addition, the Company may have an interest obligation on the note based on the principal balance and LIBOR rates in effect at future payment dates. During the three and six months ended June 30, 2021, the Company funded $0 and $44 thousand, respectively, in debt service shortfalls. During the three and six months ended June 30, 2020, the Company did not fund any debt service shortfalls. No amounts have been accrued for this as of June 30, 2021 as a reasonable estimate of future debt service shortfalls cannot be determined based on variables noted above.

10. Related Party Transactions

The following summarizes related party activity for the six months ended June 30, 2021 and 2020. The amounts disclosed below reflect the activity between the Company and its affiliates (in thousands).

	Six Months Ended June 30,
	2021	2020
	(unaudited)
Amounts paid to affiliates	$74	$37

11. Subsequent Events

Moyock Land Parcel Sale

On July 9, 2021, the Company sold its 1.28 acre land parcel in Moyock, North Carolina for a contract price of $250 thousand.

Columbia Fire Station Payoff

On July 21, 2021, the Company paid in full the $3.36 million Columbia Fire Station Loan.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Condensed Consolidated Financial Statements
(Unaudited)

11. Subsequent Events (cont.)

Rights Offering

On July 22, 2021, the Company commenced its rights offering to eligible stockholders for the purchase of up to $30 million in aggregate principal amount of our 7.00% senior subordinated convertible notes due 2031 (“Notes”). Pursuant to the rights offering, holders of common stock (each, a “holder” and collectively, the “holders”) as of 5:00 p.m., New York City time, on June 1, 2021 (the “record date”) received non-transferable subscription rights (the “rights”) to purchase Notes. Each holder received one (1) right for every eight (8) shares of common stock owned of record as of the record date. Each right allows the holder thereof to subscribe for $25.00 principal amount of Notes (the “basic subscription privilege”). In addition, rights holders who fully exercise their basic subscription privilege will be entitled to subscribe for additional Notes that remain unsubscribed as a result of any unexercised basic subscription privileges (the “over-subscription privilege”). The rights offering expires at 5:00 p.m., New York City time, on August 13, 2021, unless extended or earlier terminated by the Company.

Resignation of CEO and Cancellation of Stock Appreciation Rights Agreement

Effective July 5, 2021, Daniel Khoshaba resigned as the President and Chief Executive Officer of the Company and as a member of the Board of Directors and the Executive Committee of the Board of Directors, for personal reasons. Upon Mr. Khoshaba’s cessation of employment with the Company, all of his rights under that certain Stock Appreciation Rights Agreement, dated August 4, 2020, by and between Mr. Khoshaba and the Company (the “SAR Agreement”), were forfeited for no consideration.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders
Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Virginia Beach, Virginia

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated balance sheets of Wheeler Real Estate Investment Trust, Inc. and Subsidiaries (the “Company”) as of December 31, 2020 and 2019, and the related consolidated statements of operations, equity, and cash flows for each of the years in the two-year period ended December 31, 2020, and the related notes and schedules (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the years in the two-year period ended December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter

The critical audit matter communicated below is a matter arising from the current period audit of the consolidated financial statements that was communicated or required to be communicated to the audit committee and that: (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.

Evaluation of Investment Properties for Impairment

Description of Matter

At December 31, 2020, the Company’s investment properties totaled $392.7 million. As more fully described in Note 2 to the consolidated financial statements, the Company evaluates its investment properties for impairment whenever events or changes in circumstances indicate that the carrying value of investment properties may not be recoverable, but at least annually. Management evaluates various qualitative factors in determining whether or not events or changes in circumstances indicate that the carrying amount of an investment property may not be recoverable.

Auditing the Company’s impairment assessment involved subjectivity due to the estimation required to assess significant assumptions utilized in estimating the recoverability of the investment properties based on undiscounted operating income and residual values, such as assumptions related to renewal and renegotiations of current leases, estimates of new leases on vacant spaces, and estimates of operating costs.

How We Addressed the Matter in Our Audit

To test the Company’s evaluation of investment properties for impairment, we performed audit procedures that included, among others, assessing the methodologies applied, evaluating the significant assumptions discussed above and testing the completeness and accuracy of the underlying data used by management in its analysis. We compared the significant assumptions used by management to relevant market information and other applicable sources. In addition, we compared the forecasted future cash flows and operating income before depreciation and amortization to historical actual results and evaluated significant variances. As part of our evaluation, we assessed the historical accuracy of management’s estimates and performed sensitivity analyses of significant assumptions to evaluate the changes in the undiscounted cash flows of the related investment property that would result from changes in the assumptions.

/s/ Cherry Bekaert LLP

We have served as the Company’s auditor since 2012.

Virginia Beach, Virginia

March 18, 2021

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Consolidated Balance Sheets
(in thousands, except par value and share data)

	December 31,
	2020	2019
ASSETS:
Investment properties, net	$392,664	$416,215
Cash and cash equivalents	7,660	5,451
Restricted cash	35,108	16,140
Rents and other tenant receivables, net	9,153	6,905
Assets held for sale	13,072	1,737
Above market lease intangibles, net	3,547	5,241
Operating lease right-of-use assets	12,745	11,651
Deferred costs and other assets, net	15,430	21,025
Total Assets	$489,379	$484,365
LIABILITIES:
Loans payable, net	$334,266	$340,913
Liabilities associated with assets held for sale	13,124	2,026
Below market lease intangibles, net	4,554	6,716
Warrant liability	594	—
Operating lease liabilities	13,200	11,921
Accounts payable, accrued expenses and other liabilities	11,229	9,557
Total Liabilities	376,967	371,133
Series D Cumulative Convertible Preferred Stock (no par value, 4,000,000 shares authorized, 3,529,293 and 3,600,636 shares issued and outstanding, respectively; $109.13 million and $101.66 million aggregate liquidation preference, respectively)	95,563	87,225
EQUITY:
Series A Preferred Stock (no par value, 4,500 shares authorized, 562 shares issued and outstanding)	453	453
Series B Convertible Preferred Stock (no par value, 5,000,000 authorized, 1,875,748 shares issued and outstanding; $46.90 million aggregate liquidation preference)	41,174	41,087
Common Stock ($0.01 par value, 18,750,000 shares authorized, 9,703,874 and 9,694,284 shares issued and outstanding, respectively)	97	97
Additional paid-in capital	234,061	233,870
Accumulated deficit	(260,867)	(251,580)
Total Stockholders’ Equity	14,918	23,927
Noncontrolling interests	1,931	2,080
Total Equity	16,849	26,007
Total Liabilities and Equity	$489,379	$484,365

See accompanying notes to consolidated financial statements.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Consolidated Statements of Operations
(in thousands, except share and per share data)

	Years Ended December 31,
	2020	2019
REVENUE:
Rental revenues	$60,039	$62,442
Other revenues	964	720
Total Revenue	61,003	63,162
OPERATING EXPENSES:
Property operations	18,886	19,127
Non-REIT management and leasing services	—	25
Depreciation and amortization	17,291	21,319
Impairment of notes receivable	—	5,000
Impairment of assets held for sale	600	1,598
Corporate general & administrative	5,831	6,633
Total Operating Expenses	42,608	53,702
Gain on disposal of properties	23	1,394
Operating Income	18,418	10,854
Interest expense	(17,092)	(18,983)
Other expense	(1,039)	—
Net Income (Loss) Before Income Taxes	287	(8,129)
Income tax expense	—	(15)
Net Income (Loss)	287	(8,144)
Less: Net income (loss) attributable to noncontrolling interests	42	(105)
Net Income (Loss) Attributable to Wheeler REIT	245	(8,039)
Preferred Stock dividends – undeclared	(14,528)	(14,629)
Deemed contribution related to preferred stock redemption	726	—
Net Loss Attributable to Wheeler REIT Common Stockholders	$(13,557)	$(22,668)
Loss per share:
Basic and Diluted	$(1.40)	$(2.34)
Weighted-average number of shares:
Basic and Diluted	9,698,274	9,671,847

See accompanying notes to consolidated financial statements.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Consolidated Statements of Equity
(in thousands, except share data)

	Series A Preferred Stock		Series B Preferred Stock		Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Equity	Noncontrolling Interests		Total Equity
	Shares	Value	Shares	Value	Shares	Value				Units	Value
Balance, December 31, 2018	562	$453	1,875,748	$41,000	9,511,464	$95	$33,697	$(233,184)	$42,061	235,032	$2,194	$44,255
Accretion of Series B Preferred Stock discount	—	—	—	87	—	—	—	—	87	—	—	87
Conversion of operating partnership units to Common Stock	—	—	—	—	1,013	—	2	—	2	(1,013)	(2)	—
Issuance of Common Stock under Share Incentive Plan	—	—	—	—	181,807	2	164	—	166	—	—	166
Adjustment for noncontrolling interest in operating partnership	—	—	—	—	—	—	7	—	7	—	(7)	—
Dividends and distributions	—	—	—	—	—	—	—	(10,357)	(10,357)	—	—	(10,357)
Net Loss	—	—	—	—	—	—	—	(8,039)	(8,039)	—	(105)	(8,144)
Balance, December 31, 2019	562	453	1,875,748	41,087	9,694,284	97	233,870	(251,580)	23,927	234,019	2,080	26,007
Accretion of Series B Preferred Stock discount	—	—	—	87	—	—	—	—	87	—	—	87
Conversion of operating partnership units to Common Stock	—	—	—	—	9,590	—	21	—	21	(9,590)	(21)	—
Adjustment for noncontrolling interest in operating partnership	—	—	—	—	—	—	170	—	170	—	(170)	—
Dividends and distributions	—	—	—	—	—	—	—	(10,258)	(10,258)	—	—	(10,258)
Preferred Stock redemption discount	—	—	—	—	—	—	—	726	726	—	—	726
Net Income	—	—	—	—	—	—	—	245	245	—	42	287
Balance, December 31, 2020	562	$453	1,875,748	$41,174	9,703,874	$97	$234,061	$(260,867)	$14,918	224,429	$1,931	$16,849

See accompanying notes to consolidated financial statements.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Consolidated Statements of Cash Flows
(in thousands)

	For the Years Ended, December 31,
	2020	2019
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)	$287	$(8,144)
Adjustments to reconcile consolidated net income (loss) to net cash provided by operating activities
Depreciation	11,317	12,020
Amortization	5,974	9,299
Loan cost amortization	1,097	1,707
Above (below) market lease amortization, net	(461)	(1,261)
Straight-line expense	184	188
Share-based compensation	—	2
Gain on disposal of properties	(23)	(1,394)
Credit losses on operating lease receivables	1,131	449
Impairment of notes receivable	—	5,000
Impairment of assets held for sale	600	1,598
Net changes in assets and liabilities:
Rent and other tenant receivables, net	(2,402)	(1,592)
Unbilled rent	(1,076)	(100)
Deferred costs and other assets, net	(661)	(312)
Accounts payable, accrued expenses and other liabilities	(187)	(2,205)
Net operating cash flows used in discontinued operations	—	(2)
Net cash provided by operating activities	15,780	15,253
CASH FLOWS FROM INVESTING ACTIVITIES:
Investment property acquisitions	—	(24)
Capital expenditures	(2,271)	(2,711)
Cash received from disposal of properties	4,508	3,584
Cash received from disposal of properties-discontinued operations	—	19
Net cash provided by investing activities	2,237	868
CASH FLOWS FROM FINANCING ACTIVITIES:
Payments for deferred financing costs	(3,143)	(779)
Loan proceeds	38,350	31,665
Loan principal payments	(31,493)	(43,415)
Preferred stock redemption	(1,106)	—
Paycheck Protection Program proceeds	552	—
Net cash provided by (used in) financing activities	3,160	(12,529)
INCREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	21,177	3,592
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, beginning of year	21,591	17,999
CASH, CASH EQUIVALENTS AND RESTRICTED CASH, end of year	$42,768	$21,591
Supplemental Disclosures:
Non-cash Transactions:
Conversion of common units to Common Stock	$21	$2
Accretion of Preferred Stock discounts	$677	$680
Deemed contribution related to preferred stock discount	$726	$—
Other Cash Transactions:
Cash paid for taxes	$15	$6
Cash paid for interest	$15,889	$17,379

The following table provides a reconciliation of cash, cash equivalents and restricted cash:
Cash and cash equivalents	$7,660	$5,451
Restricted cash	35,108	16,140
Cash, cash equivalents, and restricted cash	$42,768	$21,591

See accompanying notes to consolidated financial statements.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

1. Organization and Basis of Presentation and Consolidation

Wheeler Real Estate Investment Trust, Inc. (the “Trust,” the “REIT,” or “Company”) is a Maryland corporation formed on June 23, 2011. The Trust serves as the general partner of Wheeler REIT, L.P. (the “Operating Partnership”), which was formed as a Virginia limited partnership on April 5, 2012. As of December 31, 2020, the Trust, through the Operating Partnership, owned and operated sixty centers and six undeveloped properties. Twelve of these properties are located in Virginia, three are located in Florida, seven are located in North Carolina, twenty-three are located in South Carolina, twelve are located in Georgia, two are located in Kentucky, two are located in Tennessee, one is located in New Jersey, one is located in Alabama, one is located in West Virginia, one is located in Oklahoma and one is located in Pennsylvania. The Company’s portfolio had total net rentable space of approximately 5,561,766 square feet and a leased level of approximately 88.9% at December 31, 2020. Accordingly, the use of the word “Company” refers to the Trust and its consolidated subsidiaries, except where the context otherwise requires. The Company includes the Trust, the Operating Partnership, the entities included in the REIT formation and the entities acquired since November 2012. The Company prepared the accompanying consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, or GAAP. All material balances and transactions between the consolidated entities of the Company have been eliminated.

The Company owns, leases and operates income producing strip centers, neighborhood, grocery-anchored, community centers and free-standing retail properties with a strategy to acquire high quality retail properties that generate attractive risk-adjusted returns. The Company targeted competitively protected properties in communities that have stable demographics and have historically exhibited favorable trends, such as strong population and income growth. The Company considers competitively protected properties to be located in the most prominent shopping districts in their respective markets, ideally situated at major “Main and Main” intersections. The Company generally leases its properties to national and regional supermarket chains and selects retailers that offer necessity and value oriented items and generate regular consumer traffic. The Company’s tenants carry goods that are less impacted by fluctuations in the broader U.S. economy and consumers’ disposable income, which it believes generates more predictable property-level cash flows.

On October 24, 2014, the Trust, through the Operating Partnership, acquired (i) Wheeler Interests, LLC (“WI”), an acquisition and asset management firm, (ii) Wheeler Real Estate, LLC (“WRE”), a real estate leasing, management and administration firm and (iii) WHLR Management, LLC (“WM” and collectively with WI and WRE the “Operating Companies”), a real estate business operations firm resulting in the Company becoming an internally-managed REIT. Accordingly, the responsibility for identifying targeted real estate investments, the handling of the disposition of real estate investments, administering our day-to-day business operations, including but not limited to, leasing, property management, payroll and accounting functions, acquisitions, asset management and administration are now handled internally.

The Operating Companies perform property management and leasing functions for certain related and non-related third parties (the “Non-REIT Properties”), primarily through WRE. The Company converted WRE to a Taxable REIT Subsidiary (“TRS”) to accommodate serving the Non-REIT Properties since applicable REIT regulations consider the income derived from these services to be “bad” income subject to taxation. The regulations allow for costs incurred by the Company commensurate with the services performed for the Non-REIT Properties to be allocated to a TRS.

During January 2014, the Company acquired Wheeler Development, LLC (“WD”) and converted it to a TRS. The Company began performing development activities for both REIT Properties and Non-REIT Properties during 2015.

2. Summary of Significant Accounting Policies

Investment Properties

The Company records investment properties and related intangibles at fair value upon acquisition. Investment properties include both acquired and constructed assets. Improvements and major repairs and maintenance are capitalized when the repair and maintenance substantially extends the useful life, increases capacity or improves the

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

2. Summary of Significant Accounting Policies (cont.)

efficiency of the asset. All other repair and maintenance costs are expensed as incurred. The Company capitalizes interest on projects during periods of construction until the projects reach the completion point that corresponds with their intended purpose.

The Company allocates the purchase price of acquisitions to the various components of the asset based upon the fair value of each component which may be derived from various observable or unobservable inputs and assumptions. Also, the Company may utilize third party valuation specialists. These components typically include buildings, land and any intangible assets related to out-of-market leases, tenant relationships and in-place leases the Company determines to exist. The Company determines fair value based on estimated cash flow projections that utilize appropriate discount and capitalization rates and available market information. Estimates of future cash flows are based on a number of factors including the historical operating results, known trends and specific market and economic conditions that may affect the property. Factors considered by management in the analysis of determining the as-if-vacant property value include an estimate of carrying costs during the expected lease-up periods considering market conditions, and costs to execute similar leases. In estimating carrying costs, management includes real estate taxes, insurance and estimates of lost rentals at market rates during the expected lease-up periods, tenant demand and other economic conditions. Management also estimates costs to execute similar leases including leasing commissions, tenant improvements, legal and other related expenses. Intangibles related to out-of-market leases, tenant relationships and in-place lease value are recorded at fair value as acquired lease intangibles and are amortized as an adjustment to rental revenue or amortization expense, as appropriate, over the remaining terms of the underlying leases.

The Company records depreciation on buildings and improvements utilizing the straight-line method over the estimated useful life of the asset, generally 5 to 40 years. The Company reviews depreciable lives of investment properties periodically and makes adjustments to reflect a shorter economic life, when necessary. Tenant allowances, tenant inducements and tenant improvements are amortized utilizing the straight-line method over the term of the related lease or occupancy term of the tenant, if shorter.

Amounts allocated to buildings are depreciated over the estimated remaining life of the acquired building or related improvements. The Company amortizes amounts allocated to tenant improvements, in-place lease assets and other lease-related intangibles over the remaining life of the underlying leases. The Company also estimates the value of other acquired intangible assets, if any, and amortizes them over the remaining life of the underlying related intangibles.

The Company reviews investment properties for impairment on a property-by-property basis whenever events or changes in circumstances indicate that the carrying value of investment properties may not be recoverable, but at least annually. These circumstances include, but are not limited to, declines in the property’s cash flows, occupancy and fair market value. The Company measures any impairment of investment property when the estimated undiscounted future operating income before depreciation and amortization, plus its residual value, is less than the carrying value of the property. Estimated undiscounted operating income before depreciation and amortization includes various Level 3 fair value assumptions including renewal and renegotiations of current leases, estimates of new leases on vacant spaces, estimates of operating costs and fluctuating market conditions. The renewal and renegotiations of leases in some cases must be approved by additional third parties outside the control of the Company and the tenant. If such renewed or renegotiated leases are approved at amounts below current estimates, then impairment adjustments may be necessary in the future. To the extent impairment has occurred, the Company charges to income the excess of the carrying value of the property over its estimated fair value. The Company estimates fair value using unobservable data such as operating income, estimated capitalization rates, or multiples, leasing prospects for vacant spaces and local market information. These valuation assumptions are based on the three-level valuation hierarchy for fair value measurement and represent Level 3 inputs. Level 3 inputs are unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

2. Summary of Significant Accounting Policies (cont.)

Assets Held For Sale and Discontinued Operations

The Company may decide to sell properties that are held for use. The Company records these properties as held for sale when management has committed to a plan to sell the assets, actively seeks a buyer for the assets, and the consummation of the sale is considered probable and is expected within one year. Properties classified as held for sale are reported at the lower of their carrying value or their fair value, less estimated costs to sell. When the carrying value exceeds the fair value, less estimated costs to sell an impairment expense is recognized. The Company estimates fair value, less estimated closing costs based on similar real estate sales transactions. These valuation assumptions are based on the three-level valuation hierarchy for fair value measurement and represent Level 2 and 3 inputs. Level 2 inputs are quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets in markets that are not active; and inputs other than quoted prices. Level 3 inputs are unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities. See Note 3 to the 2020 Financial Statements included in this proxy statement for additional details on impairment of assets held for sale for the years ended December 31, 2020 and 2019.

Assets held for sale are presented as discontinued operations in all periods presented if the disposition represents a strategic shift that has, or will have, a major effect on the Company’s financial position or results of operations. This includes the net gain (or loss) upon disposal of property held for sale, the property’s operating results, depreciation and interest expense.

Conditional Asset Retirement Obligation

A conditional asset retirement obligation represents a legal obligation to perform an asset retirement activity in which the timing and/or method of settlement depends on a future event that may or may not be within the Company’s control. Currently, the Company does not have any conditional asset retirement obligations. However, any such obligations identified in the future would result in the Company recording a liability if the fair value of the obligation can be reasonably estimated. Environmental studies conducted at the time the Company acquired its properties did not reveal any material environmental liabilities, and the Company is unaware of any subsequent environmental matters that would have created a material liability. The Company believes that its properties are currently in material compliance with applicable environmental, as well as non-environmental, statutory and regulatory requirements. The Company did not record any conditional asset retirement obligation liabilities as of December 31, 2020 and 2019.

Cash and Cash Equivalents and Restricted Cash

The Company considers all highly liquid investments purchased with an original maturity of 90 days or less to be cash and cash equivalents. Cash equivalents are carried at cost, which approximates fair value. Cash equivalents consist primarily of bank operating accounts and money markets. Financial instruments that potentially subject the Company to concentrations of credit risk include its cash and cash equivalents and its trade accounts receivable. The Company places its cash and cash equivalents with institutions of high credit quality.

Restricted cash represents amounts held by lenders for real estate taxes, insurance, reserves for capital improvements, leasing costs, tenant security deposits and funds held for the 2020 tender offer, see Note 8 to the 2020 Financial Statements included in this proxy statement for further details related to the tender offer.

The Company places its cash and cash equivalents and restricted cash on deposit with financial institutions in the United States, which are insured by the Federal Deposit Insurance Company (“FDIC”) up to $250 thousand. The Company’s loss in the event of failure of these financial institutions is represented by the difference between the FDIC limit and the total amounts on deposit. Management monitors the financial institutions credit worthiness in conjunction with balances on deposit to minimize risk.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

2. Summary of Significant Accounting Policies (cont.)

Tenant Receivables and Unbilled Rent

Tenant receivables include base rents, tenant reimbursements and receivables attributable to recording rents on a straight-line basis. The Company determines an allowance for the uncollectible portion of accrued rents and accounts receivable based upon customer credit-worthiness (including expected recovery of a claim with respect to any tenants in bankruptcy), historical bad debt levels, and current economic trends. The Company considers a receivable past due once it becomes delinquent per the terms of the lease. The Company’s standard lease form considers a rent charge past due after five days. A past due receivable triggers certain events such as notices, fees and other allowable and required actions per the lease. As of December 31, 2020 and 2019, the Company’s allowance for uncollectible tenant receivables totaled $994 thousand and $1.14 million, respectively.

Notes Receivable

Notes receivable represent financing to Sea Turtle Development (“Sea Turtle”) as discussed in Note 4. The notes were secured by a second deed of trust on the underlying real estate known as Sea Turtle Development. The Company evaluates the collectability of both the interest and principal of the notes receivable based primarily upon the projected fair market value of the project at stabilization. The notes receivable are determined to be impaired when, based upon current information, it is no longer probable that the Company will be able to collect all contractual amounts due from the borrower. The amount of impairment loss recognized is measured as the difference between the carrying amount of the note and its estimated realizable value. The impairment on the Sea Turtle Development note is further discussed at Note 4.

Above and Below Market Lease Intangibles, net

The Company determines the above and below market lease intangibles upon acquiring a property. Above and below market lease intangibles are amortized over the life of the respective leases. Amortization of above and below market lease intangibles is recorded as a component of rental revenues.

Deferred Costs and Other Assets, net

The Company’s deferred costs and other assets consist primarily of leasing commissions, leases in place, capitalized legal and marketing costs, tenant relationships and ground lease sandwich interest intangibles associated with acquisitions. The Company’s lease origination costs consist primarily of the portion of property acquisitions allocated to lease originations and commissions paid to third parties in connection with lease originations. The Company generally records amortization of lease origination costs on a straight-line basis over the terms of the related leases. Amortization of deferred costs and other assets represents a component of depreciation and amortization expense.

Paycheck Protection Program

The Company received proceeds of $552 thousand (the “PPP funds”) pursuant to the Paycheck Protection Program (the “PPP”) under the Coronavirus Aid, Relief and Economic Security (“CARES”) Act.

The PPP funds were received in the form of a promissory note, dated April 24, 2020 (the “Promissory Note”), between the Company and KeyBank as the lender that matures on April 24, 2022 bearing interest at a fixed rate of 1% per annum, payable monthly commencing seven months from the date of the note. Under the terms of the PPP, the principal may be forgiven if the proceeds are used for qualifying expenses as described in the CARES Act, such as payroll costs, mortgage interest, rent and utilities. See Note 12 to the 2020 Financial Statements included in this proxy statement for additional details regarding forgiveness. The PPP proceeds are included in “accounts payable, accrued expenses and other liabilities” on the consolidated balance sheets.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

2. Summary of Significant Accounting Policies (cont.)

Derivative Financial Instruments

The Company does not use derivative instruments to hedge exposures to cash flow, market, or foreign currency risks. The Company evaluates all of its financial instruments, including stock purchase warrants, to determine if such instruments are derivatives or contain features that qualify as embedded derivatives. For derivative financial instruments that are accounted for as liabilities, the derivative instrument is initially recorded at its fair value and is then re-valued at each reporting date, with changes in the fair value reported in the consolidated statement of operations. The assumptions used in these fair value estimates are based on the three-level valuation hierarchy for fair value measurement and represent Level 3 inputs. Level 3 inputs are unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

Debt Issuance Costs

The Company may record debt issuance costs in connection with raising funds through the issuance of debt. These costs may be paid in the form of cash, or equity (such as warrants). These costs are amortized to interest expense over the life of the debt. If a conversion of the underlying debt occurs, a proportionate share of the unamortized amounts is immediately expensed.

Operating Partnership Purchase of Stock

The Operating Partnership purchased 71,343 shares of the Series D Preferred Stock on September 22, 2020 from an unaffiliated investor at $15.50 per share. The Company considers the purchase of the REIT’s equity securities to be retired in the consolidated financial statements. See Note 8 to the 2020 Financial Statements included in this proxy statement for additional details.

Revenue Recognition

Lease Contract Revenue

The Company has two classes of underlying assets relating to rental revenue activity, retail and office space. The Company retains substantially all of the risks and benefits of ownership of these underlying assets and accounts for these leases as operating leases. The Company combines lease and nonlease components in lease contracts, which includes combining base rent and tenant reimbursement revenue.

The Company accrues minimum rents on a straight-line basis over the terms of the respective leases which results in an unbilled rent asset or deferred rent liability being recorded on the balance sheet. At December 31, 2020 and 2019, there were $4.48 million and $3.41 million, respectively, in unbilled rent which is included in “rents and other tenant receivables, net.” Additionally, certain of the lease agreements contain provisions that grant additional rents based on tenants’ sales volumes (contingent or percentage rent). Percentage rents are recognized when the tenants achieve the specified targets as defined in their lease agreements as variable lease income.

The Company’s leases generally require the tenant to reimburse the Company for a substantial portion of its expenses incurred in operating, maintaining, repairing, insuring and managing the shopping center and common areas (collectively defined as Common Area Maintenance or “CAM” expenses). This significantly reduces the Company’s exposure to increases in costs and operating expenses resulting from inflation or other outside factors. These reimbursements are considered nonlease components which the Company combines with the lease component. The Company calculates the tenant’s share of operating costs by multiplying the total amount of the operating costs by a fraction, the numerator of which is the total number of square feet being leased by the tenant, and the denominator of which is the average total square footage of all leasable buildings at the property. The Company also receives monthly payments for these reimbursements from substantially all its tenants throughout the year. The Company recognizes tenant reimbursements as variable lease income. The Company recognizes differences between estimated recoveries and the final billed amounts in the subsequent year. These differences were not material for the years ended December 31, 2020 and 2019.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

2. Summary of Significant Accounting Policies (cont.)

Additionally, the Company has tenants who pay real estate taxes directly to the taxing authority. The Company excludes these Company costs paid directly by the tenant to third parties on the Company’s behalf from both variable revenue payments recognized and the associated property operating expenses. The Company does not evaluate whether certain sales taxes and other similar taxes are the Company’s costs or tenants’ costs. Instead, the Company accounts for these costs as tenant costs.

The Company recognizes lease termination fees, which are included in “other revenues” on the consolidated statements of operations, in the year that the lease is terminated and collection of the fee is reasonably assured. Upon early lease termination, the Company provides for losses related to unrecovered intangibles and other assets.

Beginning in April 2020, the Company received certain rent relief requests, most often in the form of rent deferral requests, as a result of COVID-19. The Company evaluates each tenant rent relief request on an individual basis, considering a number of factors. Not all tenant requests ultimately result in concessions or modification of agreements, nor is the Company forgoing its contractual rights under its lease agreements. The Financial Accounting Standards Board (the “FASB”) issued a question-and-answer document (the “Lease Modification Q&A”) focused on the application of lease accounting guidance to lease concessions provided as a result of COVID-19. The Lease Modification Q&A clarifies that entities may elect to treat qualifying lease concessions as if they were based on enforceable rights and obligations, and may choose to apply or not to apply modification accounting to those qualifying concessions. Qualifying concessions must be in response to COVID-19 and not have a substantial increase in the lessee’s obligation or the lessor’s rights under the contract. The Company has elected not to apply ASC 842 modification guidance for concessions that did not increase the lease term, generally these concessions do not impact the overall economics of the lease. Concessions that extend the lease term are accounted for under ASC 842, lease modification guidance.

The below table disaggregates the Company’s revenue by type of service for the years ended December 31, 2020 and 2019 (in thousands):

	Years Ended December 31,
	2020	2019
Minimum rent	$46,349	$49,006
Tenant reimbursements – variable lease revenue	13,273	13,369
Percentage rent – variable lease revenue	393	334
Straight-line rents	1,155	182
Lease termination fees	178	117
Other	786	603
Subtotal	62,134	63,611
Credit losses on operating lease receivables	(1,131)	(449)
Total	$61,003	$63,162

Income Taxes

The Company has elected to be taxed as a REIT under Sections 856 through 860 of the Internal Revenue Code and applicable Treasury regulations relating to REIT qualification. In order to maintain this REIT status, the regulations require the Company to distribute at least 90% of its taxable income to stockholders and meet certain other asset and income tests, as well as other requirements. If the Company fails to qualify as a REIT, it will be subject to tax at regular corporate rates for the years in which it fails to qualify. If the Company loses its REIT status it could not elect to be taxed as a REIT for five years unless the Company’s failure to qualify was due to reasonable cause and certain other conditions were satisfied.

Management has evaluated the effect of the guidance provided by GAAP on Accounting for Uncertainty of Income Taxes and has determined that the Company had no uncertain income tax positions.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

2. Summary of Significant Accounting Policies (cont.)

Taxable REIT Subsidiary Cost Allocation

The Company’s overall philosophy regarding cost allocation centers around the premise that the Trust exists to acquire, lease and manage properties for the benefit of its investors. Accordingly, a majority of the Company’s operations occur at the property level. Each property must carry its own weight by absorbing the costs associated with generating its revenues. Additionally, leases generally allow the Company to pass through to the tenant most of the costs involved in operating the property, including, but not limited to, the direct costs associated with owning and maintaining the property (landscaping, repairs and maintenance, taxes, insurance, etc.), property management and certain administrative costs.

Service vendors bill the majority of the direct costs of operating the properties directly to the particular property and each property pays them accordingly. The Non-REIT Properties pay WRE property management and/or asset management fees of 3% and 2% of collected revenues, respectively. The Non-REIT Properties also pay WRE leasing commissions based on the total contractual revenues to be generated under the new/renewed lease agreement (6% for new leases and 3% for renewals).

Costs incurred to manage, lease and administer the Non-REIT Properties are allocated to the TRS. These costs include compensation and benefits, property management, leasing and other corporate, general and administrative expenses associated with generating the TRS’ revenues.

Financial Instruments

The carrying amount of financial instruments included in assets and liabilities approximates fair market value due to their immediate or short-term maturity.

Use of Estimates

The Company has made estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the reported periods. The Company’s actual results could differ from these estimates.

Corporate General and Administrative Expense

A detail for the “corporate general & administrative” line item from the consolidated statements of operations is presented below (in thousands):

	December 31,
	2020	2019
Professional fees	$2,466	$2,534
Compensation and benefits	1,589	1,991
Corporate administration	1,240	1,259
Advertising costs for leasing activities	117	276
Other	419	573
Total	$5,831	$6,633

Other Expense

Other expense represents expenses which are non-operating in nature. Other expenses during the year ended December 31, 2020 were $1.04 million in legal settlement costs and reimbursement of 2019 proxy costs, see Note 10 and Note 11 to the 2020 Financial Statements included in this proxy statement for additional details.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

2. Summary of Significant Accounting Policies (cont.)

Leases Commitments

The Company determines if an arrangement is a lease at inception. Operating leases, in which the Company is the lessee, are included in operating lease right-of-use (“ROU”) assets and operating lease liabilities on our consolidated balance sheets.

ROU assets represent the right to use an underlying asset for the lease term and the lease liabilities represent our obligation to make lease payments arising from the lease. Operating lease ROU assets and liabilities are recognized at commencement date based on the present value of lease payments over the lease term. As most of the Company’s leases do not provide an implicit rate, the Company uses its incremental borrowing rate based on the information available at commencement date in determining the present value of lease payments. The operating lease ROU assets include any lease payments made and excludes lease incentives. The Company’s lease terms may include options to extend the lease when it is reasonably certain that the company will exercise that option. Lease expense for lease payments is recognized on a straight-line basis over the lease term.

The Company elects the practical expedient to combine lease and associated nonlease components. The lease components are the majority of its leasing arrangements and the Company accounts for the combined component as an operating lease. In the event the Company modifies existing ground leases or enters into new ground leases, such leases may be classified as finance leases.

Noncontrolling Interests

Noncontrolling interests is the portion of equity in the Operating Partnership not attributable to the Trust. The ownership interests not held by the parent are considered noncontrolling interests. Accordingly, noncontrolling interests have been reported in equity on the consolidated balance sheets but separate from the Company’s equity. On the consolidated statements of operations, the subsidiaries are reported at the consolidated amount, including both the amount attributable to the Company and noncontrolling interests. Consolidated statements of equity include beginning balances, activity for the period and ending balances for stockholders’ equity, noncontrolling interests and total equity.

The noncontrolling interest of the Operating Partnership common unit holders is calculated by multiplying the noncontrolling interest ownership percentage at the balance sheet date by the Operating Partnership’s net assets (total assets less total liabilities). The noncontrolling interest percentage is calculated at any point in time by dividing the number of units not owned by the Company by the total number of units outstanding. The noncontrolling interest ownership percentage will change as additional units are issued or as units are exchanged for the Company’s $0.01 par value per share common stock (“Common Stock”). In accordance with GAAP, any changes in the value from period to period are charged to additional paid-in capital.

Adoption of ASC Topic 842, “Leases”

In February 2016, the Financial Accounting Standards Board (“FASB”) issued ASU 2016-02, “Leases (Topic 842),” to increase transparency and comparability among organizations by requiring the recognition of ROU assets and lease liabilities on the balance sheet. The Company adopted ASU 2016-02 as of January 1, 2019 using the modified retrospective approach within ASU 2018-11, which allows for the application date to be the beginning of the reporting period in which the entity first applies the new standard. The Company did not have a cumulative-effect adjustment as of the adoption date.

The Company elected the package of transition practical expedients where the company is either the lessee or lessor, which among other things, allowed the Company to carry forward the historical lease classifications and use hindsight in determining the lease terms.

The standard had a material impact on the Company’s consolidated balance sheets, but did not have a material impact on the consolidated statements of operations. The most significant impact was the recognition of ROU assets and lease liabilities of approximately $11.90 million and $11.99 million, respectively, for operating leases as of

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

2. Summary of Significant Accounting Policies (cont.)

January 1, 2019, calculated based on an incremental borrowing rate of 4.84%. The difference between the ROU assets and lease liabilities at adoption represents the accrued straight-line rent liability previously recognized under ASC 840. The standard had no impact on the Company’s cash flows.

Recent Accounting Pronouncements

In June 2016, the FASB issued ASU 2016-13, “Financial Instruments — Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments.” This update enhances the methodology of measuring expected credit losses to include the use of forward-looking information to better calculate credit loss estimates. The guidance will apply to most financial assets measured at amortized cost and certain other instruments, such as accounts receivable and loans. The guidance will require that the Company estimate the lifetime expected credit loss with respect to these receivables and record allowances that, when deducted from the balance of the receivables, represent the net amounts expected to be collected. The Company will also be required to disclose information about how it developed the allowances, including changes in the factors that influenced the Company’s estimate of expected credit losses and the reasons for those changes. The guidance would be effective for interim and annual reporting periods beginning after December 15, 2022, per FASB’s issuance of ASU 2019-10, “Financial Instruments-Credit Losses (Topic 326), Derivatives and Hedging (Topic 815), and Leases (Topic 842): Effective Dates.” The Company is currently in the process of evaluating the impact the adoption of the guidance will have on its consolidated financial statements.

In August 2018, the FASB issued ASU 2018-13, “Fair Value Measurement (Topic 820).” This update modifies the disclosure requirements on fair value measurements in Topic 820 with several removals, modifications and additions for disclosures, which includes both prospective and retrospective disclosures. The guidance adds prospective disclosures related to the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements including measurement uncertainty disclosures to communicate the uncertainty in the measurement as of the reporting date. The Company adopted this ASU as of January 1, 2020. The adoption did not have material impact on its consolidated financial statements upon adoption of the guidance and there were no retrospective disclosures necessary.

Other accounting standards that have been issued or proposed by the FASB or other standard-setting bodies are not currently applicable to the Company or are not expected to have a significant impact on the Company’s financial position, results of operations and cash flows.

Reclassifications

The Company has reclassified certain prior period amounts in the accompanying consolidated financial statements in order to be consistent with the current period presentation. These reclassifications had no effect on net income, total assets, total liabilities or equity. The revenue from asset management fees and commissions were reclassified to other revenues on the consolidated statements of operations for consistency with current period presentation.

3. Real Estate

Investment properties consist of the following (in thousands):

	December 31,
	2020	2019
Land and land improvements	$97,117	$100,599
Buildings and improvements	354,738	366,082
Investment properties at cost	451,855	466,681
Less accumulated depreciation	(59,191)	(50,466)
Investment properties, net	$392,664	$416,215

The Company’s depreciation expense on investment properties was $11.32 million and $12.02 million for the years ended December 31, 2020 and 2019, respectively.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

3. Real Estate (cont.)

A significant portion of the Company’s land, buildings and improvements serve as collateral for its mortgage loans. Accordingly, restrictions exist as to the encumbered property’s transferability, use and other common rights typically associated with property ownership.

Assets Held for Sale and Dispositions

At December 31, 2020, assets held for sale included Columbia Fire Station, Berkley Shopping Center, a .75 acre land parcel at Berkley and two outparcels at Rivergate Shopping Center, as the Company has committed to a plan to sell each property. At December 31, 2019, assets held for sale included St. Matthews.

Impairment expenses on assets held for sale are a result of reducing the carrying value for the amount that exceeded the property’s fair value less estimated selling costs. The valuation assumptions are based on the three-level valuation hierarchy for fair value measurement and represent Level 2 inputs. The impairment expenses during the years ended December 31, 2020 and 2019 are as follows (in thousands):

	Years Ended December 31,
	2020	2019
Columbia Fire Station	$600	$—
St. Matthews	—	451
Perimeter Square	—	1,147
Total	$600	$1,598

As of December 31, 2020 and 2019, assets held for sale and associated liabilities consisted of the following (in thousands):

	December 31,
	2020	2019
Investment properties, net	$12,593	$1,651
Rents and other tenant receivables, net	132	77
Above market leases, net	153	—
Deferred costs and other assets, net	194	9
Total assets held for sale	$13,072	$1,737
	December 31,
	2020	2019
Loans payable	$12,838	$1,974
Below market leases, net	25	—
Accounts payable, accrued expenses and other liabilities	261	52
Total liabilities associated with assets held for sale	$13,124	$2,026

The following properties were sold during the years ending December 31, 2020 and 2019:

Disposal	Property	Contract Price	Gain (Loss)	Net Proceeds
		(in thousands)
December 31, 2020	Riversedge North	$3,000	$49	$2,843
January 21, 2020	St. Matthews	1,775	(26)	1,665
July 12, 2019	Perimeter Square	7,200	(95)	—
March 18, 2019	Graystone Crossing	6,000	1,433	1,744
February 7, 2019	Harbor Pointe Land Parcel (1.28 acres)	550	—	19
January 11, 2019	Jenks Plaza	2,200	387	1,840

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

3. Real Estate (cont.)

In May 2019, an approximate 10,000 square foot outparcel at the JANAF property was demolished resulting in a $331 thousand write-off to make way for a new approximate 20,000 square foot building constructed by a new grocer tenant, Aldi.

JANAF Executive Building

In April 2019, the Company absorbed an approximate 25,000 square foot outparcel at JANAF as a result of an unlawful detainer with a delinquent tenant, Mariner Investments, LTD.

4. Notes Receivable

On May 7, 2019, Sea Turtle filed a Chapter 11 Voluntary Petition for Bankruptcy in the United States Bankruptcy Court for the District of South Carolina in Charleston. As such, the Company recognized $5.00 million in impairment expense on the notes receivable for the year ended December 31, 2019, bringing the carrying value to zero, as the estimated fair value of Sea Turtle was not expected to provide for the cash required to repay the notes receivable. Additionally, the notes receivable were on nonaccrual status during 2019 and the Company did not recognize $1.44 million of interest income during the year ended December 31, 2019. No interest income was recognized in 2020. See Note 10 to the 2020 Financial Statements included in this proxy statement for further details on the outcome of bankruptcy proceedings.

5. Deferred Costs

Deferred costs and other assets, net of amortization are as follows (in thousands):

	December 31,
	2020	2019
Leases in place, net	$10,233	$14,968
Ground lease sandwich interest, net	1,941	2,215
Lease origination costs, net	1,334	1,038
Tenant relationships, net	1,308	2,173
Legal and marketing costs, net	22	43
Other	592	588
Total deferred costs and other assets, net	$15,430	$21,025

As of December 31, 2020 and 2019, the Company’s intangible accumulated amortization totaled $60.33 million and $57.15 million, respectively. During the years ended December 31, 2020 and 2019, the Company’s intangible amortization expense totaled $5.97 million and $9.30 million, respectively. Future amortization of leases in place, ground lease sandwich interest, lease origination costs, tenant relationships, and legal and marketing costs is as follows (in thousands):

For the Years Ended December 31	Leases in Place, net	Ground Lease Sandwich Interest, net	Lease Origination Costs, net	Tenant Relationships, net	Legal & Marketing Costs, net	Total
2021	$2,669	$274	$216	$444	$8	$3,611
2022	2,109	274	174	354	6	2,917
2023	1,632	274	156	227	5	2,294
2024	1,119	274	141	128	3	1,665
2025	794	274	117	62	—	1,247
Thereafter	1,910	571	530	93	—	3,104
	$10,233	$1,941	$1,334	$1,308	$22	$14,838

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

6. Loans Payable

The Company’s loans payable consist of the following (in thousands except monthly payment):

Property/Description	Monthly Payment	Interest Rate	Maturity	December 31, 2020	December 31, 2019
KeyBank Credit Agreement(6)	$350,000	LIBOR + 350 basis points	December 2020	$—	$17,879
Columbia Fire Station	$45,580	14.00%	December 2020	$3,893	4,051
Tuckernuck	$33,880	3.88%	February 2021	$5,193	5,344
First National Bank(7)	$24,656	LIBOR + 350 basis points	March 2021	$1,045	1,214
Lumber River	$10,723	LIBOR + 350 basis points	April 2021	$1,367	1,404
Rivergate	$104,178	LIBOR + 295 basis points	April 2021	$21,164	21,545
JANAF Bravo	$36,935	4.65%	April 2021	$6,263	6,372
Litchfield Market Village	$46,057	5.50%	November 2022	$7,418	7,452
Twin City Commons	$17,827	4.86%	January 2023	$2,915	2,983
Walnut Hill Plaza	$26,850	5.50%	March 2023	$3,287	3,759
Powerscourt Financing Agreement(6)	Interest only	13.50%	March 2023	$25,000	—
New Market	$48,747	5.65%	June 2023	$6,508	6,713
Benefit Street Note(3)	$53,185	5.71%	June 2023	$7,145	7,361
Deutsche Bank Note(2)	$33,340	5.71%	July 2023	$5,567	5,642
JANAF	$333,159	4.49%	July 2023	$48,875	50,599
Tampa Festival	$50,797	5.56%	September 2023	$7,920	8,077
Forrest Gallery	$50,973	5.40%	September 2023	$8,226	8,381
Riversedge North	$11,436	5.77%	December 2023	—	1,767
South Carolina Food Lions Note(5)	$68,320	5.25%	January 2024	$11,473	11,675
Cypress Shopping Center	$34,360	4.70%	July 2024	$6,163	6,268
Port Crossing	$34,788	4.84%	August 2024	$5,909	6,032
Freeway Junction	$41,798	4.60%	September 2024	$7,582	7,725
Harrodsburg Marketplace	$19,112	4.55%	September 2024	$3,343	3,416
Bryan Station	$23,489	4.52%	November 2024	$4,312	4,394
Crockett Square	Interest only	4.47%	December 2024	$6,338	6,338
Pierpont Centre	$39,435	4.15%	February 2025	$8,001	8,113
Shoppes at Myrtle Park	$33,180	4.45%	February 2025	$5,892	—
Folly Road	$41,482	4.65%	March 2025	$7,223	5,922
Alex City Marketplace	Interest only	3.95%	April 2025	$5,750	5,750
Butler Square	Interest only	3.90%	May 2025	$5,640	5,640
Brook Run Shopping Center	Interest only	4.08%	June 2025	$10,950	10,950
Beaver Ruin Village I and II	Interest only	4.73%	July 2025	$9,400	9,400
Sunshine Shopping Plaza	Interest only	4.57%	August 2025	$5,900	5,900
Barnett Portfolio(4)	Interest only	4.30%	September 2025	$8,770	8,770
Fort Howard Shopping Center	Interest only	4.57%	October 2025	$7,100	7,100
Conyers Crossing	Interest only	4.67%	October 2025	$5,960	5,960
Grove Park Shopping Center	Interest only	4.52%	October 2025	$3,800	3,800
Parkway Plaza	Interest only	4.57%	October 2025	$3,500	3,500
Winslow Plaza	$24,295	4.82%	December 2025	$4,553	4,620
JANAF BJ’s	$29,964	4.95%	January 2026	$4,844	4,957
Chesapeake Square	$23,857	4.70%	August 2026	$4,279	4,354
Berkley/Sangaree/Tri-County	Interest only	4.78%	December 2026	$9,400	9,400
Riverbridge	Interest only	4.48%	December 2026	$4,000	4,000
Franklin Village	$45,336	4.93%	January 2027	$8,404	8,516
Village of Martinsville	$89,664	4.28%	July 2029	$15,979	16,351
Laburnum Square	Interest only	4.28%	September 2029	$7,665	7,665
Total Principal Balance(1)				$353,916	347,059
Unamortized debt issuance cost(1)				(6,812)	(4,172)
Total Loans Payable, including assets held for sale				347,104	342,887
Less loans payable on assets held for sale, net loan amortization costs				12,838	1,974
Total Loans Payable, net				$334,266	$340,913

____________

(1)      Includes loans payable on assets held for sale, see Note 3 to the 2020 Financial Statements included in this proxy statement.

(2)      Collateralized by LaGrange Marketplace, Ridgeland and Georgetown.

(3)      Collateralized by Ladson Crossing, Lake Greenwood Crossing and South Park.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

6. Loans Payable (cont.)

(4)      Collateralized by Cardinal Plaza, Franklinton Square, and Nashville Commons.

(5)      Collateralized by Clover Plaza, South Square, St. George, Waterway Plaza and Westland Square.

(6)      Collateralized by Darien Shopping Center, Devine Street, Lake Murray, Moncks Corner and South Lake.

(7)      Collateralized by Surrey Plaza and Amscot Building.

KeyBank Credit Agreement

The KeyBank Credit Agreement was paid in full as of December 22, 2020. The KeyBank Credit Agreement had the following activity during the years ended December 31, 2020 and 2019:

•        Entered into a First Amendment to the KeyBank Credit Agreement (the “First Amendment”) on April 25, 2019. The First Amendment, among other provisions, increases the interest rate to LIBOR plus 350 basis points on August 31, 2019 if the outstanding balance is not below $11.00 million;

•        Began making monthly principal payments of $250 thousand on May 1, 2019 in accordance with the First Amendment;

•        Entered into the Second Amendment to the KeyBank Credit Agreement (the “Second Amendment”) on January 24, 2020, effective December 21, 2019, and the Company began making monthly principal payments of $350 thousand on November 1, 2019. The Second Amendment, among other provisions, requires a pledge of additional collateral of $15.00 million in residual equity interests and staggered maturity dates with an ultimate maturity of June 30, 2020;

•        Entered into a Third Amendment to the KeyBank Credit Agreement (the “Third Amendment”) on July 21, 2020. The Third Amendment, among other provisions, reduces the pledge of additional collateral by two properties and extends the maturity to December 31, 2020;

•        The KeyBank Credit Agreement had principal paydowns as noted below:

•        $850 thousand paydown on March 19, 2019;

•        $1.00 million paydown on May 1, 2019;

•        $15.46 million paydown from Village of Martinsville refinancing proceeds on June 28, 2019;

•        $7.55 million paydown from Laburnum Square refinancing proceeds on August 1, 2019;

•        $7.16 million paydown from Litchfield Market Village refinancing proceeds on November 1, 2019;

•        $1.78 million paydown from St. Matthews sale proceeds on January 21, 2020;

•        $5.75 million paydown from Shoppes at Myrtle Park refinancing proceeds on January 23, 2020; and

•        $2.50 million paydown from cash released to the Company from restricted cash accounts on May 20, 2020;

•        $1.00 million paydown on November 12, 2020;

•        $3.00 million final paydown from Powerscourt Financing Agreement proceeds on December 22, 2020.

Powerscourt Financing Agreement

On December 22, 2020, the Company entered into a financing agreement (the “Powerscourt Financing Agreement”) with Powerscourt Investments XXII, LP, as administrative agent and collateral agent. The Powerscourt Financing Agreement provides for a term loan in the aggregate principal of $25.00 million. The proceeds of the Powerscourt Financing Agreement are intended for the following: (i) to paydown the Company’s indebtedness on the

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

6. Loans Payable (cont.)

KeyBank Credit Agreement, (ii) to redeem certain shares of the Company’s Series D Preferred, and (iii) to pay fees and expenses in connection with the transactions contemplated by the Powerscourt Financing Agreement. The Powerscourt Financing Agreement is at a rate of 13.50% and matures on March 31, 2023 with quarterly interest only payments beginning on January 15, 2021. In conjunction with the Powerscourt Financing Agreement, the Company issued to Powerscourt XXII, LP a warrant to purchase an aggregate of 496,415 shares of the Company’s Common Stock (see the “Powerscourt Warrant Agreement” below).

Powerscourt Warrant Agreement

Pursuant to Powerscourt Financing Agreement, the Company issued Powerscourt Investments XXII, LP, a warrant (the “Warrant”) to purchase 496,415 shares of Common Stock for $3.12 per share (the “Powerscourt Warrant Agreement”). The Warrant is exercisable at the option of its holder in whole or in part into shares of Common Stock from time to time on or after December 22, 2020 (the “Effective Date”) and before the date that is the 36-month anniversary of the Effective Date. The Powerscourt Warrant Agreement contains terms and features that give rise to derivative liability classification.

The Company utilized the Monte Carlo simulation model to calculate the fair value of these warrants at the date of commitment. Significant observable and unobservable inputs include stock price, conversion price, annual risk free rate, term, likelihood of an event of contractual conversion and expected volatility. The Monte Carlo simulation is a Level 3 valuation technique because it requires the development of significant internal assumptions in addition to observable market indicators.

The warrants were valued at approximately $594 thousand and the Company recorded a liability included on the consolidated balance sheet.

The fair value at the commitment date for the Company’s warranty liability was based upon the following assumptions as of December 31, 2020:

Exercise price	$3.12
Stock price	$2.75
Expected term	3.0 years
Expected volatility %	72.00%
Risk free interest rate	0.17%

Revere Term Loan Agreement

As of December 31, 2019, the Revere Term Loan was paid in full. The following amendments and payments were made to the Revere Term Loan during the year ended December 31, 2019:

•        Sixth Amendment executed on January 29, 2019, extended the maturity date to April 1, 2019 from February 1, 2019 and created an additional “Exit Fee” of $20 thousand;

•        Paid down $323 thousand with proceeds from the sale of Jenks Plaza on January 11, 2019;

•        Paid down $30 thousand in conjunction with the sale of a Harbor Pointe parcel on February 7, 2019; and

•        Paid down the remaining principal balance and the $20 thousand Exit Fee on March 29, 2019 from operating cash flows.

Revere Warrant Agreement

In connection with the Revere Term Loan, the Company and Revere entered into the Revere Warrant Agreement dated as of April 8, 2016, pursuant to which the Company agreed to issue the Warrant to Revere. The terms of the Revere Warrant Agreement provide that solely in the event of an Event of Default (as defined in the Revere Term

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

6. Loans Payable (cont.)

Loan) under the Revere Term Loan, Revere shall have the right to purchase an aggregate of up to 750,000 shares of the Company’s Common Stock for an exercise price equal to $0.0001 per share. The Warrant was exercisable at any time and from time to time during the period starting on April 8, 2016 and expiring on February 1, 2019 at 11:59 p.m., Virginia Beach, Virginia time, solely in the event of an Event of Default under the Revere Term Loan. The Company did not receive any proceeds from the issuance of the Warrant; rather the Warrant served as collateral for the Revere Term Loan, the proceeds of which were used as partial consideration for the A-C Portfolio. The issuance of the Warrant was exempt from registration pursuant to the exemption provided by Rule 506 of Regulation D under the Securities Act of 1933, as amended based upon the above facts, because Revere was an accredited investor and because the issuance of the Warrant was a private transaction by the Company and did not involve any public offering. The Warrant was treated as embedded equity and separate disclosure is not necessary. The Warrants fully expired in 2019.

First National Bank Loan Paydown and Amendment

On January 11, 2019, the Company paid $1.51 million on the First National Bank Loan, the portion collateralized by Jenks Plaza, as detailed in Note 3.

On October 14, 2020, the Company entered into the Second Amendment to extend the $1.13 million First National Bank Loan to March 15, 2021 with monthly principal and interest payments of $25 thousand. The First National Bank Loan will bear interest at LIBOR plus 350 basis points with a minimum interest rate set at 4.25%.

On January 15, 2019, the Company renewed the promissory notes for $6.25 million and $247 thousand at Perimeter Square. The loans were extended to March 2019 with interest only payments beginning February 15, 2019. The loans bear interest at 6.50%. In April 2019, the Company extended the $6.50 million of Perimeter Square loans to June 5, 2019.

On July 12, 2019, the principal balance on the Perimeter Square loans were paid in full with the sale of the property, as detailed in Note 3.

Harbor Pointe Payoff

On February 7, 2019, the principal balance on the Harbor Pointe loan was paid in full with the sale of a 1.28 acre parcel located at the property, as detailed in Note 3.

Graystone Crossing Payoff

On March 18, 2019, the principal balance on the Graystone Crossing loan was paid in full with the sale of the property, as detailed in Note 3.

Senior Convertible Notes

On June 10, 2019, through scheduled principal and interest payments the senior convertible notes were paid in full.

Village of Martinsville Refinance

On June 28, 2019, the Company executed a promissory note for $16.50 million for the refinancing of Village of Martinsville at a rate of 4.28%. The loan matures on July 6, 2029 with monthly principal and interest payments of $90 thousand.

Laburnum Square Refinance

On August 1, 2019, the Company executed a promissory note for $7.67 million for the refinancing of Laburnum Square at a rate of 4.28%. The loan is interest only through August 2024 with principal and interest payments of $38 thousand beginning in September 2024. The loan matures on September 5, 2029.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

6. Loans Payable (cont.)

Litchfield Market Village Refinance

On November 1, 2019, the Company executed a promissory note for $7.50 million for the refinancing of Litchfield Market Village at a fixed interest rate of 5.50%. The loan matures on November 1, 2022 with monthly principal and interest payments of $46 thousand.

Shoppes at Myrtle Park Refinance

On January 23, 2020, the Company refinanced the Shoppes at Myrtle Park collateralized portion of the KeyBank Credit Agreement for $6.00 million at a fixed interest rate of 4.45%. The loan matures in February 2025 with monthly principal and interest payments of $33 thousand.

Folly Road Refinance

On March 23, 2020, the Company executed a promissory note for $7.35 million for the refinancing of Folly Road at a rate of 4.65%. The loan matures in March 2025 with monthly principal and interest payments of $41 thousand.

Loan Modification Agreements

On September 4, 2020, the Company executed Loan Modification Agreements on three properties whereby the Company was able to use restricted cash to fund debt service for 90 days, representing a total of $488 thousand to be replenished over the subsequent twelve-month period.

Lumber River Extension

On October 14, 2020, the Company entered into the Third Amendment to extend the $1.39 million Lumber River Loan to April 10, 2021 with monthly principal and interest payments of $11 thousand. The Lumber River Loan will bear interest at LIBOR plus 350 basis points with a minimum interest rate set at 4.25%.

Walnut Hill Plaza Amendment

On July 15, 2020, the Company entered into the Third Amendment to reduce the Walnut Hill Plaza loan by $443 thousand to $3.30 million using proceeds from restricted cash reserves and received three months of forbearance on principal payments.

On October 16, 2020, the Company entered into the Fourth Amendment to receive forbearance on principal payments through December 29, 2020 and extend the maturity date to March 2023.

Tuckernuck Extension

On November 1, 2020, the Company entered into a Second Amended Forbearance Agreement to extend the Tuckernuck Loan to February 1, 2021 with monthly principal and interest payments of $34 thousand.

Rivergate Extension

On November 19, 2020, the Company entered into an agreement to extend the maturity date from October 20, 2020 to April 20, 2021 with monthly principal payments of $48 thousand plus accrued and unpaid interest.

Riversedge North Payoff

On December 31, 2020, the principal balance on the Riversedge North loan was paid in full with the sale of the property, as detailed in Note 3.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

6. Loans Payable (cont.)

Columbia Fire Station Extension

Effective September 3, 2020, the Company extended the Columbia Fire Station promissory note (“Columbia Fire Station Loan”) to December 3, 2020, with the monthly principal payment increasing $20 thousand for a total monthly principal and interest payment of $46 thousand beginning on October 3, 2020.

On December 7, 2020, the Company received a letter demanding payment in full from Pinnacle Bank for all amounts due under Columbia Fire Station Loan and the interest rate increased to 14%, the default rate. On December 29, 2020, Pinnacle Bank filed a suit against the Company, guarantor.

On January 21, 2021, the Company entered into a Forbearance Agreement (the “Forbearance Agreement”) with Pinnacle Bank at an interest rate of 14% and made a $500 thousand principal payment. The Forbearance Agreement, among other provisions, extends the maturity date of the Columbia Fire Station Loan to July 21, 2021 and waives all defaults and late fees existing prior to the Forbearance Agreement.

Debt Maturity

The Company’s scheduled principal repayments on indebtedness as of December 31, 2020, including assets held for sale, are as follows (in thousands):

For the Years Ended December 31,
2021	$43,933
2022	12,586
2023	111,875
2024	44,240
2025	91,426
Thereafter	49,856
Total principal repayments and debt maturities	$353,916

The Company has considered its short-term (one year or less) liquidity needs and the adequacy of its estimated cash flows from operating activities and other expected financing sources to meet these needs. In particular, the Company has considered its scheduled debt maturities for the year ending December 31, 2021 of $43.93 million. All loans due to mature are collateralized by properties within the portfolio. Additionally, the Company expects to meet the short-term liquidity requirements, through a combination of the following:

•        suspension of Series A Preferred, Series B Preferred and Series D Preferred dividends;

•        available cash and cash equivalents;

•        cash flows from operating activities;

•        refinancing of maturing debt;

•        possible sale of six undeveloped land parcels; and

•        sale of additional properties, if necessary.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

7. Rentals under Operating Leases

Future minimum rents to be received under noncancelable tenant operating leases, excluding rents on assets held for sale properties, for each of the next five years and thereafter, excluding tenant reimbursements and percentage rent based on tenant sales volume, as of December 31, 2020 are as follows (in thousands):

For the Years Ended December 31,
2021	$44,061
2022	40,091
2023	34,385
2024	27,053
2025	21,239
Thereafter	46,311
Total minimum rents	$213,140

8. Equity and Mezzanine Equity

The Company has authority to issue 33,750,000 shares of stock, consisting of 18,750,000 shares of $0.01 par value Common Stock (“Common Stock”) and 15,000,000 shares of preferred stock of which 5,000,000 shares have been classified as no par value Series B Preferred Stock (“Series B Preferred”), 4,000,000 shares as Redeemable Preferred Stock (“Series D Preferred”) and 4,500 shares of Series A Preferred Stock (“Series A Preferred”).

Substantially all of our business is conducted through the Company’s Operating Partnership. The Trust is the sole general partner of the Operating Partnership and owned a 98.53% interest in the Operating Partnership as of December 31, 2020. Limited partners in the Operating Partnership have the right to redeem their common units for cash or, at our option, common shares at a ratio of one common unit for one common share. Distributions to common unit holders are paid at the same rate per unit as dividends per share to the Trust’s common stockholders. As of December 31, 2020 and 2019, there were 15,227,758 and 14,105,712, respectively, of common units outstanding with the Trust owning 15,003,329 and 13,871,693, respectively, of these common units.

Series A Preferred Stock

At December 31, 2020 and 2019, the Company had 562 shares without par value Series A Preferred Stock (“Series A Preferred”) issued and outstanding, 4,500 authorized and a $1,000 liquidation preference per share, or $562 thousand in aggregate. The Series A Preferred accrues cumulative dividends at a rate of 9% per annum, which is paid or accumulated quarterly. The Company has the right to redeem the 562 shares of Series A Preferred, on a pro rata basis, at any time at a price equal to 103% of the purchase price for the Series A Preferred plus any accrued but unpaid dividends.

Series B Preferred Stock

At December 31, 2020 and 2019, the Company had 1,875,748 shares and 5,000,000 shares of Series B Convertible Preferred Stock, without par value (“Series B Preferred”) issued and authorized with a $25.00 liquidation preference per share, or $46.90 million in aggregate. The Series B Preferred bears interest at a rate of 9% per annum. The Series B Preferred has no redemption rights. However, the Series B Preferred is subject to a mandatory conversion once the 20-trading day volume-weighted average closing price of our Common Stock, exceeds $58 per share; once this weighted average closing price is met, each share of our Series B Preferred will automatically convert into shares of our Common Stock at a conversion price equal to $40.00 per share of Common Stock. In addition, holders of our Series B Preferred also have the option, at any time, to convert shares of our Series B Preferred into shares of our Common Stock at a conversion price of $40.00 per share of Common Stock. Upon any voluntary or involuntary liquidation, dissolution or winding up of our company, the holders of shares of our Series B Preferred shall be entitled

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

8. Equity and Mezzanine Equity (cont.)

to be paid out of our assets a liquidation preference of $25.00 per share, plus an amount equal to all accumulated, accrued and unpaid dividends to and including the date of payment. The Series B Preferred has no maturity date and will remain outstanding indefinitely unless subject to a mandatory or voluntary conversion as described above.

Series D Preferred Stock- Redeemable Preferred Stock

At December 31, 2020 and 2019, the Company had 3,529,293 and 3,600,636 issued, respectively, and 4,000,000 authorized shares of Series D Cumulative Convertible Preferred Stock, without par value (“Series D Preferred”) with a $25.00 liquidation preference per share, or $109.13 million and $101.66 million in aggregate, respectively. Until September 21, 2023, the holders of the Series D Preferred are entitled to receive cumulative cash dividends at a rate of 8.75% per annum of the $25.00 liquidation preference per share (equivalent to the fixed annual amount of $2.1875 per share) (the “Initial Rate”). Commencing September 21, 2023, the holder’s will be entitled to cumulative cash dividends at an annual dividend rate of the Initial Rate increased by 2% of the liquidation preference per annum on each subsequent anniversary thereafter, subject to a maximum annual dividend rate of 14%. Dividends are payable quarterly in arrears on or before January 15th, April 15th, July 15th and October 15th of each year. On or after September 21, 2021, the Company may, at its option, redeem the Series D Preferred, for cash at a redemption price of $25.00 per share, plus an amount equal to all accrued and unpaid dividends, if any, to and including the redemption date. The holder of the Series D Preferred may convert shares at any time into shares of the Company’s Common Stock at an initial conversion rate of $16.96 per share of Common Stock. On September 21, 2023, the holders of the Series D Preferred may, at their option, elect to cause the Company to redeem any or all of their shares at a redemption price of $25.00 per share, plus an amount equal to all accrued and unpaid dividends, if any, to and including the redemption date, payable in cash or in shares of Common Stock, or any combination thereof, at the holder’s option.

The Series D Preferred requires the Company maintain asset coverage of at least 200%. If we fail to maintain asset coverage of at least 200% calculated by determining the percentage value of (i) our total assets plus accumulated depreciation and accumulated amortization minus our total liabilities and indebtedness as reported in our financial statements prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) (exclusive of the book value of any Redeemable and Term Preferred Stock (defined below)) over (ii) the aggregate liquidation preference, plus an amount equal to all accrued and unpaid dividends, of outstanding shares of our Series D Preferred and any outstanding shares of term preferred stock or preferred stock providing for a fixed mandatory redemption date or maturity date (collectively referred to as “Redeemable and Term Preferred Stock”) on the last business day of any calendar quarter (“Asset Coverage Ratio”), and such failure is not cured by the close of business on the date that is 30 calendar days following the filing date of our Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable, for that quarter, or the “Asset Coverage Cure Date,” then we will be required to redeem, within 90 calendar days of the Asset Coverage Cure Date, shares of Redeemable and Term Preferred Stock, which may include Series D Preferred Stock, at least equal to the lesser of (i) the minimum number of shares of Redeemable and Term Preferred Stock that will result in us having a coverage ratio of at least 200% and (ii) the maximum number of shares of Redeemable and Term Preferred Stock that can be redeemed solely out of funds legally available for such redemption. In connection with any redemption for failure to maintain the Asset Coverage Ratio, we may, in our sole option, redeem any shares of Redeemable and Term Preferred Stock we select, including on a non-pro rata basis. We may elect not to redeem any Series D Preferred Stock to cure such failure as long as we cure our failure to meet the Asset Coverage Ratio by or on the Asset Coverage Cure Date. If shares of Series D Preferred are to be redeemed for failure to maintain the Asset Coverage Ratio, such shares will be redeemed solely in cash at a redemption price equal to $25.00 per share plus an amount equal to all accrued but unpaid dividends, if any, on such shares (whether or not declared) to and including the redemption date.

Dividends on the Series D Preferred cumulate from the end of the most recent dividend period for which dividends have been paid. Dividends on the Series D Preferred cumulate whether or not (i) we have earnings, (ii) there are funds legally available for the payment of such dividends and (iii) such dividends are authorized by our Board of Directors or declared by us. Dividends on the Series D Preferred do not bear interest. If the Company, fails to pay any dividend within three (3) business days after the payment date for such dividend, the then-current dividend rate increases following the payment date by an additional 2.0% of the $25.00 stated liquidation preference per share, or $0.50 per

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

8. Equity and Mezzanine Equity (cont.)

annum, until we pay the dividend, subject to our ability to cure the failure. On December 20, 2018, the Company suspended the Series D Preferred dividend. As such, the Series D Preferred shares began accumulating dividends at 10.75% beginning January 1, 2019 and will continue to accumulate dividends at this rate until all accumulated dividends have been paid.

Holders of shares of the Series D Preferred have no voting rights. Pursuant to the Company’s Articles Supplementary, if dividends on the Series D Preferred are in arrears for six or more consecutive quarterly periods (a “Preferred Dividend Default”), the number of directors on our Board of Directors will automatically be increased by two, and holders of shares of the Series D Preferred and the holders of Series A Preferred and Series B Preferred (the Series A Preferred and Series B Preferred together, being the “Parity Preferred Stock”), shall be entitled to vote for the election of two additional directors (“Series D Preferred Directors”). A Preferred Dividend Default occurred on April 15, 2020. The election of such directors will take place upon the written request of the holders of record of at least 20% of the Series D Preferred and Parity Preferred Stock. The Board of Directors is not permitted to fill the vacancies on the Board of Directors as a result of the failure of the holders of 20% of the Series D Preferred and Parity Preferred Stock to deliver such written request for the election of the Series D Preferred Directors. The Series D Preferred Directors may serve on our Board of Directors, until all unpaid dividends on such Series D Preferred and Parity Preferred Stock, if any, have been paid or declared a sum sufficient for the payment thereof set apart for payment.

On September 22, 2020, the Operating Partnership purchased 71,343 shares of Series D Preferred at $15.50 per share. These shares are deemed to be retired on the consolidated financial statements. The book value of the shares purchased included both accreted and unaccreted issuance costs and dividends in arrears totaling $1.83 million.

The changes in the carrying value of the Series D Preferred for the years ended December 31, 2020 and 2019 is as follows (in thousands):

Series D Preferred
Balance December 31, 2018	$76,955
Accretion of Preferred Stock discount	593
Undeclared dividends	9,677
Balance December 31, 2019	87,225
Accretion of Preferred Stock discount	590
Undeclared dividends	9,581
Redemption of Preferred Stock	(1,833)
Balance December 31, 2020	$95,563

Earnings per share

Basic earnings per share for the Company’s common stockholder is calculated by dividing income (loss) from continuing operations, excluding amounts attributable to preferred stockholders and the net income (loss) attributable to noncontrolling interests, by the Company’s weighted-average shares of Common Stock outstanding during the period. Diluted earnings per share is computed by dividing the net income (loss) attributable to common stockholders, excluding amounts attributable to preferred stockholders and the net income (loss) attributable to noncontrolling interests, by the weighted-average number of common shares including any dilutive shares.

As of December 31, 2020 and 2019, the below shares are able to be converted to Common Stock. The common units, convertible preferred stock, cumulative convertible preferred stock, and warrants have been excluded from the Company’s diluted earnings per share calculation because their inclusion would be antidilutive.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

8. Equity and Mezzanine Equity (cont.)

	December 31, 2020		December 31, 2019
	Outstanding shares	Potential Dilutive Shares	Outstanding shares	Potential Dilutive Shares
Common units	224,429	224,429	234,019	234,019
Series B Preferred Stock	1,875,748	1,172,343	1,875,748	1,172,343
Series D Preferred Stock	3,529,293	5,202,378	3,600,636	5,307,541
Warrants to purchase Common Stock	—	496,415	—	—

Dividends

The following table summarizes the preferred stock dividends (in thousands except for per share amounts):

	Series A Preferred		Series B Preferred		Series D Preferred
Record Date/Arrears Date	Arrears	Per Share	Arrears	Per Share	Arrears	Per Share
For the year ended December 31, 2020	$51	$90.00	$4,221	$2.25	$9,488	$2.69
For the year ended December 31, 2019	$51	$90.00	$4,221	$2.25	$9,677	$2.69

There were no dividends declared to holders of Common Stock for the years ended December 31, 2020 and 2019.

The total cumulative dividends in arrears for Series A Preferred (per share $202.50), Series B Preferred (per share $5.06) and Series D Preferred (per share $5.92) as of December 31, 2020 is $30.51 million.

2015 Long-Term Incentive Plan

On June 4, 2015, the Company’s stockholders approved the 2015 Long-Term Incentive Plan (the “2015 Incentive Plan”). The 2015 Incentive Plan allows for issuance of up to 125,000 shares of the Company’s Common Stock to employees, directors, officers and consultants for services rendered to the Company. The 2015 Incentive Plan replaced the 2012 Stock Incentive Plan.

As of December 31, 2020, there are 41,104 shares available for issuance under the Company’s 2015 Incentive Plan and there were no shares issued in 2020 or 2019.

2016 Long-Term Incentive Plan

On June 15, 2016, the Company’s stockholders approved the 2016 Long-Term Incentive Plan (the “2016 Incentive Plan”). The 2016 Incentive Plan allows for issuance of up to 625,000 shares of the Company’s Common Stock to employees, directors, officers and consultants for services rendered to the Company.

For the Years Ended December 31,	Shares Issued	Market Value
		(in thousands)
2020	—	$—
2019	181,807	166

As of December 31, 2020, there are 132,707 shares available for issuance under the Company’s 2016 Incentive Plan.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

8. Equity and Mezzanine Equity (cont.)

Stock Appreciation Rights Agreement

On August 4, 2020, the Company’s Board of Directors granted a Stock Appreciation Rights Agreement (the “SARs”) which will not be effective until approved by the stockholders at the 2021 Annual Meeting of Stockholders. The SARs allows for issuance of 5,000,000 shares of the Company’s Common Stock at a strike price of $1.85 per share to Daniel Khoshaba, Chief Executive Officer of the Company, upon meeting certain market price thresholds. The SARs expires in the year 2030.

Tender Offer

On December 23, 2020, the Company announced a “modified Dutch auction” tender offer to purchase up to $19.00 million in shares of its Series D Preferred at a price not greater than $18.00 nor less than $15.50 per Series D Preferred Share, to the sellers in cash, less any applicable withholding taxes and without interest. Unless the offer is extended or terminated, the tender offer is scheduled to expire at the end of the day on January 25, 2021. See Note 12 to the 2020 Financial Statements included in this proxy statement for further details.

9. Lease Commitments

The Company has ground leases and leases its corporate headquarters; both are accounted for as operating leases. The Charleston, SC lease ended August 31, 2019 and was accounted for as an operating lease. Most leases include one or more options to renew, with renewal terms that can extend the lease term from 5 to 50 years. As of December 31, 2020 and 2019, the weighted average remaining lease term is 32 and 35 years, respectively. The following properties are subject to leases which require the Company to make the following fixed annual rental payments and variable lease payments, which are immaterial and include escalation clauses and renewal options as follows (in thousands):

	For the Years Ended December 31,		Expiration Year
	2020	2019
Amscot	$25	$25	2045
Beaver Ruin Village	54	54	2054
Beaver Ruin Village II	22	22	2056
Leased office space Charleston, SC	—	67	2019
Moncks Corner	121	121	2040
Devine Street(1)	396	396	2051
JANAF(2)	282	290	2069
Total	$900	$975

____________

(1)      Lease options are exercised through 2035 with options which are reasonably certain to be exercised through 2051.

(2)      Includes $131 thousand and $139 thousand in variable percentage rent, during the years ended December 31, 2020 and 2019, respectively.

Supplemental information related to leases is as follows (in thousands):

	For the Years Ended December 31,
	2020	2019
Cash paid for amounts included in the measurement of operating lease liabilities	$583	$644
Leased assets obtained in exchange for new operating lease liabilities	$1,285	$11,904

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

9. Lease Commitments (cont.)

Undiscounted cash flows of our scheduled obligations for future minimum lease payments due under the operating leases, including applicable automatic extension options and options reasonably certain of being exercised, as of December 31, 2020 and a reconciliation of those cash flows to the operating lease liabilities at December 31, 2020 are as follows (in thousands):

For the Years Ended December 31,
2021	$902
2022	905
2023	907
2024	909
2025	913
Thereafter	23,785
Total minimum lease payments(1)	28,321
Discount	(15,121)
Operating lease liabilities	$13,200

____________

(1)      Operating lease payments include $7.54 million related to options to extend lease terms that are reasonably certain of being exercised.

On December 31, 2020, the Company sold its corporate headquarters in Virginia Beach to an unrelated party for approximately $2.84 million, net of costs to sell, and simultaneously leased the building for 10 years at an annual base rent of $265 thousand, plus taxes and other operating and maintenance expenses. The transaction qualified for sale leaseback accounting in accordance with ASC 842 and the Company used the incremental borrowing rate associated with the previous loan on the office building of 5.77% for purposes of calculating the lease liability. The lease agreement includes an option for five years and the Company recognized only the initial term of the lease as part of its ROU asset and lease liability. As a result of this transaction, a gain of $49 thousand was recognized, which is included in “gain on disposal of properties” on the consolidated statements of operations with the remaining gain of $725 thousand deferred over the life of the lease.

10. Commitments and Contingencies

Insurance

The Company carries comprehensive liability, fire, extended coverage, business interruption and rental loss insurance covering all of the properties in its portfolio under a blanket insurance policy, in addition to other coverages, such as trademark and pollution coverage that may be appropriate for certain of its properties. Additionally, the Company carries a directors’, officers’, entity and employment practices liability insurance policy that covers such claims made against the Company and its directors and officers. The Company believes the policy specifications and insured limits are appropriate and adequate for its properties given the relative risk of loss, the cost of the coverage and industry practice; however, its insurance coverage may not be sufficient to fully cover its losses.

Concentration of Credit Risk

The Company is subject to risks incidental to the ownership and operation of commercial real estate. These risks include, among others, the risks normally associated with changes in the general economic climate, trends in the retail industry, creditworthiness of tenants, competition for tenants and customers, changes in tax laws, interest rates, the availability of financing and potential liability under environmental and other laws.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

10. Commitments and Contingencies (cont.)

The Company’s portfolio of properties is dependent upon regional and local economic conditions and is geographically located in the Southeast, Mid-Atlantic and Northeast, which markets represented approximately 61%, 35% and 4%, respectively, of the total annualized base rent of the properties in its portfolio as of December 31, 2020. The Company’s geographic concentration may cause it to be more susceptible to adverse developments in those markets than if it owned a more geographically diverse portfolio. Additionally, the Company’s retail shopping center properties depend on anchor stores or major tenants to attract shoppers and could be adversely affected by the loss of, or a store closure by, one or more of these tenants.

Regulatory and Environmental

As the owner of the buildings on our properties, the Company could face liability for the presence of hazardous materials (e.g., asbestos or lead) or other adverse conditions (e.g., poor indoor air quality) in its buildings. Environmental laws govern the presence, maintenance, and removal of hazardous materials in buildings, and if the Company does not comply with such laws, it could face fines for such noncompliance. Also, the Company could be liable to third parties (e.g., occupants of the buildings) for damages related to exposure to hazardous materials or adverse conditions in its buildings, and the Company could incur material expenses with respect to abatement or remediation of hazardous materials or other adverse conditions in its buildings. In addition, some of the Company’s tenants routinely handle and use hazardous or regulated substances and wastes as part of their operations at our properties, which are subject to regulation. Such environmental and health and safety laws and regulations could subject the Company or its tenants to liability resulting from these activities. Environmental liabilities could affect a tenant’s ability to make rental payments to the Company, and changes in laws could increase the potential liability for noncompliance. This may result in significant unanticipated expenditures or may otherwise materially and adversely affect the Company’s operations. The Company is not aware of any material contingent liabilities, regulatory matters or environmental matters that may exist.

Litigation

The Company is involved in various legal proceedings arising in the ordinary course of its business, including, but not limited to commercial disputes. The Company believes that such litigation, claims and administrative proceedings will not have a material adverse impact on its financial position or its results of operations. The Company records a liability when it considers the loss probable and the amount can be reasonably estimated. In addition, the below legal proceedings are in process.

Jon Wheeler v. Wheeler Real Estate Investment Trust, Inc., Circuit Court for the City of Virginia Beach, Virginia. Former CEO, Jon Wheeler, alleged that his employment was improperly terminated and that he was owed severance and bonus payments pursuant to his Employment Agreement. The Company filed a counterclaim against Mr. Wheeler for reimbursement of personal expenses the Company paid, but that Mr. Wheeler should have borne. The Court found in favor of Jon Wheeler on his claim that his employment was terminated without cause. The Court denied Mr. Wheeler’s claims for a bonus and that his termination of employment was wrongful as a violation of public policy. The Court awarded the Company $5 thousand on its counterclaim. At a hearing on September 4, 2020 on Jon Wheeler’s motion for the award of attorneys’ fees, costs, and pre-judgment interest, the Court awarded Mr. Wheeler the requested costs, but awarded no attorneys’ fees and no pre-judgment interest. In total, Mr. Wheeler was awarded $520 thousand. In October 2020, the Company settled with Mr. Wheeler for $500 thousand which is included on the Company’s consolidated statements of operations under the line “other expenses.” Mr. Wheeler preserved his right to appeal the Court’s denial of an award of attorneys’ fees and pre-judgment interest. The Virginia Supreme Court has not yet rendered a decision as to whether it will grant the Petition for Appeal and allow the appeal to proceed.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

10. Commitments and Contingencies (cont.)

BOKF, NA v. WD-I Associates, LLC, Wheeler Real Estate, LLC and Jon S. Wheeler, Court of Common Pleas, Beaufort County, South Carolina. BOKF (“Bank of Arkansas”), filed an action on April 9, 2019 in Beaufort County, South Carolina, for foreclosure of the mortgage it held on the real property and improvements comprising Sea Turtle Marketplace Shopping Center (“Sea Turtle”) which was owned by WD-I Associates, LLC (“WD-I”), and Jon S. Wheeler had guaranteed the debt. Bank of Arkansas sought the appointment of a receiver to take possession and control of Sea Turtle pending the completion of the foreclosure action. In response, WD-I filed for relief under Chapter 11 of the United States Bankruptcy Code on May 7, 2019. The bankruptcy filing stayed the foreclosure action in State Court. On May 1, 2020, the Bankruptcy Court granted the dismissal of the WD-I bankruptcy case upon the provisions for payment of the $200 thousand to creditors. The Company received an aggregate payment of $196 thousand in May 2020 and recorded the receipt on the Company’s consolidated statements of operations under the line “other revenues.”

David Kelly v. Wheeler Real Estate Investment Trust, Inc., Circuit Court for the City of Virginia Beach, Virginia. Former CEO David Kelly filed suit on May 28, 2020, alleging that his employment was improperly terminated and that he is owed severance pay and related benefits pursuant to his employment agreement. He claims breach of his employment contract against the company. Initially, his suit included tort claims against Joseph Stilwell and Daniel Khoshaba; the Court dismissed those tort claims and the individual defendants at a hearing on December 15, 2020. On his remaining claim of breach of contract, Mr. Kelly seeks damages of $400 thousand, plus unpaid bonuses and benefits, pre- and post-judgment interest, attorneys’ fees, and costs. The Company is defending the action on the grounds that Mr. Kelly’s employment was properly terminated for cause. Trial is set for March 2-4, 2022. At this juncture, the outcome of the matter cannot be predicted.

Harbor Pointe Tax Increment Financing

On September 1, 2011, the Grove Economic Development Authority issued the Grove Economic Development Authority Tax Increment Revenue Note, Taxable Series 2011 in the amount of $2.42 million, bearing a variable interest rate of 2.29%, not to exceed 14% and payable in 50 semi-annual installments. The proceeds of the bonds were to provide funding for the construction of public infrastructure and other site improvements and to be repaid by incremental additional property taxes generated by development. Harbor Pointe Associates, LLC, then owned by an affiliate of former CEO, Jon Wheeler, entered into an Economic Development Agreement with the Grove Economic Development Authority for this infrastructure development and in the event the ad valorem taxes were insufficient to cover annual debt service, Harbor Pointe Associates, LLC would reimburse the Grove Economic Development Authority (the “Harbor Pointe Agreement”). In 2014, Harbor Pointe Associates, LLC was acquired by the Company.

The total debt service shortfall over the life of the bond is uncertain as it is based on ad valorem taxes, assessed property values, property tax rates, LIBOR and future potential development ranging until 2036. The Company’s future total principal obligation under the Harbor Pointe Agreement will be no more than $2.21 million, the principal amount of the bonds, as of December 31, 2020. In addition, the Company may have an interest obligation on the note based on the principal balance and LIBOR rates in effect at future payment dates. In 2020 and 2019, we funded approximately $0 and $79 thousand, respectively in debt service shortfalls. No amounts have been accrued for this as of December 31, 2020 as a reasonable estimate of future debt service shortfalls cannot be determined based on variables noted above.

11. Related Party Transactions

The following summarizes related party activity for the years ended December 31, 2020 and 2019. The amounts disclosed below reflect the activity between the Company and its affiliates (in thousands):

	December 31,
	2020	2019
Amounts paid to affiliates	$106	$—
Amounts received from affiliates	$—	$19

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

11. Related Party Transactions (cont.)

Reimbursement of Proxy Solicitation Expenses

On October 29, 2019, Stilwell Value Partners VII, L.P., Stilwell Activist Fund, L.P., Stilwell Activist Investments, L.P., Stilwell Value LLC and Joseph Stilwell (collectively, the “Stilwell Group”), filed a proxy statement with the SEC in connection with the Company’s 2019 annual meeting (the “Stilwell Solicitation”). Current director Joseph Stilwell is the owner and managing member of Stilwell Value LLC, which is the general partner of Stilwell Value Partners VII, L.P., Stilwell Activist Fund, L.P. and Stilwell Activist Investments, L.P. At the 2019 annual meeting, our stockholders elected three nominees designated by the Stilwell Group to the Board of Directors. The Stilwell Group disclosed in the Stilwell Solicitation that it intended to seek reimbursement of the expenses it incurred in connection with such solicitation. The Company has agreed to reimburse the Stilwell Group for the approximate $439 thousand of expenses it incurred in connection with the Stilwell Solicitation. This reimbursement was recorded on the consolidated statements of operations as “other expense.”

Tax Protection Agreement

In 2016, in connection with the acquisition of Berkley and Sangaree/Tri-County, the Operating Partnership entered into a tax protection agreement that obligates the Operating Partnership to reimburse Jon Wheeler, the Company’s former CEO, for his tax liabilities resulting from the recognition of certain taxable income or gain in the event the Operating Partnership takes certain action prior to November 10, 2023 with respect to Sangaree Plaza, Tri-County Plaza and Berkley.

12. Subsequent Events

Paycheck Protection Program

On January 8, 2021, KeyBank notified the Company that the PPP Promissory Note application for forgiveness has been approved.

Tender offer

On January 26, 2021 the Company announced, the value of Series D Preferred Shares that the Company was offering to purchase increased from $19.00 million to $20.00 million and the tender offer was extended to February 16, 2021. On February 17, 2021 the Company announced the tender offer was further extended to March 12, 2021 and the value of Series D Preferred Shares that the Company was offering to purchase decreased from $20.00 million to $6.00 million. The tender offer expired, in accordance with its terms, on March 12, 2021. In accordance with the terms and conditions of the tender offer and based on the final count, the Company accepted for purchase 387,097 Series D Preferred Shares at a purchase price of $15.50 per share, for an aggregate cost of $6.00 million, excluding fees and expenses relating to the tender offer.

Tuckernuck Refinance

On February 2, 2021, the Company refinanced the Tuckernuck Loan for $5.15 million at a rate of 5.00%. The loan matures on March 1, 2026 with monthly principal and interest payments of $32 thousand.

Powerscourt Financing Agreement Payoff

On March 12, 2021, the Company paid in full the $25.00 million Powerscourt Financing Agreement. The Powerscourt Warrant Agreement remains.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Notes to Consolidated Financial Statements

12. Subsequent Events (cont.)

Wilmington Financing Agreement

On March 12, 2021, the Company entered into a financing agreement (the “Wilmington Financing Agreement”) as borrower, certain subsidiaries of the Company from time to time party thereto, as guarantors (together with the Company, the “Loan Parties”), the lenders from time to time party thereto, and Wilmington Savings Fund Society, FSB, as administrative agent and collateral agent. The Wilmington Financing Agreement provides for a term loan in the aggregate principal of $35.00 million. The proceeds of the Wilmington Financing Agreement are intended for the following: (i) to paydown the Company’s indebtedness on the Powerscourt Financing Agreement, (ii) to fund the redemption of certain shares of the Company’s 8.75% Series D Preferred and (iii) to pay fees and expenses in connection with the transactions contemplated by the Wilmington Financing Agreement. The Wilmington Financing Agreement is at a rate of 8.00% and matures in March 2026 with quarterly interest only payments beginning on April 15, 2021. Any payment or repayment of principal will be made with a premium equal to 5% of the amount repaid or prepaid.

In conjunction with the Wilmington Financing Agreement, the Company issued to the holders from time to time party thereto a warrant (the “Warrant”) to purchase, in the aggregate, 1,061,719 shares of the Company’s Common Stock (see the “Wilmington Warrant Agreement” below). The obligations of the Company under the Wilmington Financing Agreement are secured by liens on certain assets of the Company and certain of the Company’s subsidiaries, including mortgages on the properties within the Company’s portfolio. The Wilmington Financing Agreement also contains covenants that restrict, among other things the ability of the Company and its subsidiaries to create liens, incur indebtedness, make certain investments, merge or consolidate, dispose of assets, pay certain dividends and make certain other restricted payments or certain equity issuances, change the nature of their businesses, enter into certain transactions with affiliates and change their governing documents.

Wilmington Warrant Agreement

Pursuant to Wilmington Financing Agreement, the Company issued to the holders from time to time party thereto a warrant (the “Warrant”) to purchase in the aggregate, 1,061,719 shares of Common Stock in three tranches: warrants to purchase an aggregate of 510,204 shares at an exercise price of $3.43 per share (“Tranche A”); warrants to purchase an aggregate of 424,242 shares at an exercise price of $4.125 per share (“Tranche B”); and warrants to purchase an aggregate of 127,273 shares at an exercise price of $6.875 per share (“Tranche C”) (the “Wilmington Warrant Agreement”). The Warrant is exercisable at the option of its holder in whole or in part into shares of Common Stock from time to time on or after March 12, 2021 (the “Effective Date”) and before the maturity date of the Wilmington Financing Agreement.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Schedule II — Valuation and Qualifying Accounts

December 31, 2020

Description	Balance at Beginning of Year	Charged to Costs and Expense	Deductions from Reserves	Balance at End of Year
	(in thousands)
Allowance for doubtful accounts:
Year Ended December 31, 2020	$3,293	$1,131	$(3,430)	$994
Year Ended December 31, 2019	$3,269	$426	$(402)	$3,293

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Schedule III — Real Estate and Accumulated Depreciation

December 31, 2020

	Initial Cost		Costs Capitalized Subsequent to Acquisition		Gross Amount at which Carried at End of Period
Property Name	Land	Building and Improvements	Improvements	Carrying Costs	Land	Building and Improvements	Total
Amscot Building	$—	$462	$31	$—	$—	$493	$493
Lumber River Village	800	4,487	151	—	942	4,496	5,438
Surrey Plaza	381	1,857	—	—	381	1,857	2,238
Tuckernuck	2,115	6,719	1,009	—	2,171	7,672	9,843
Twin City Commons	800	3,041	142	—	800	3,183	3,983
Walnut Hill Plaza	734	2,414	1,334	—	734	3,748	4,482
Tampa Festival	4,653	6,691	442	—	4,695	7,091	11,786
Forrest Gallery	3,015	7,455	1,081	—	3,015	8,536	11,551
Winslow Plaza	1,325	3,684	210	—	1,370	3,849	5,219
Clover Plaza	356	1,197	29	—	356	1,226	1,582
St. George Plaza	706	1,264	69	—	752	1,287	2,039
South Square	353	1,911	31	—	374	1,921	2,295
Westland Square	887	1,710	36	—	901	1,732	2,633
Waterway Plaza	1,280	1,248	214	—	1,299	1,443	2,742
Cypress Shopping Center	2,064	4,579	476	—	2,064	5,055	7,119
Harrodsburg Marketplace	1,431	2,485	72	—	1,509	2,479	3,988
Port Crossing Shopping Center	792	6,921	167	—	792	7,088	7,880
LaGrange Marketplace	390	2,648	277	—	430	2,885	3,315
DF I-Courtland(1)	196	—	—	—	196	—	196
Edenton Commons(1)	746	—	—	—	746	—	746
DF I-Moyock(1)	179	—	—	—	179	—	179
Freeway Junction	1,521	6,755	152	—	1,521	6,907	8,428
Bryan Station	1,658	2,756	85	—	1,658	2,841	4,499
Crockett Square	1,546	6,834	183	—	1,565	6,998	8,563
Harbor Pointe(1)	1,538	—	(359)	—	1,179	—	1,179
DF I-Berkley	250	—	—	—	250	—	250
Pierpont Centre	484	9,221	171	—	676	9,200	9,876
Brook Run Properties	300	—	8	—	300	8	308
Alex City Marketplace	454	7,837	1,610	—	716	9,185	9,901
Butler Square	1,024	6,401	224	—	1,024	6,625	7,649
Brook Run Shopping Center	2,209	12,919	593	—	2,377	13,344	15,721
Beaver Ruin Village	2,604	8,284	102	—	2,604	8,386	10,990
Beaver Ruin Village II	1,153	2,809	5	—	1,153	2,814	3,967
Columbia Fire Station(1)	1,106	599	4,719	—	1,106	5,318	6,424
Chesapeake Square	895	4,112	966	—	1,269	4,704	5,973
Sunshine Plaza	1,183	6,368	500	—	1,222	6,829	8,051
Barnett Portfolio	3,107	8,912	281	—	3,234	9,066	12,300

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Schedule III — Real Estate and Accumulated Depreciation – (Continued)

December 31, 2020 – (Continued)

	Initial Cost		Costs Capitalized Subsequent to Acquisition		Gross Amount at which Carried at End of Period
Property Name	Land	Building and Improvements	Improvements	Carrying Costs	Land	Building and Improvements	Total
Grove Park	$722	$4,590	$84	$—	$741	$4,655	$5,396
Parkway Plaza	772	4,230	32	—	778	4,256	5,034
Fort Howard Square	1,890	7,350	212	—	1,952	7,500	9,452
Conyers Crossing	2,034	6,820	94	—	2,034	6,914	8,948
Darien Shopping Center	188	1,054	—	—	188	1,054	1,242
Devine Street	365	1,941	—	—	365	1,941	2,306
Folly Road	5,992	4,527	—	—	5,992	4,527	10,519
Georgetown	742	1,917	93	—	742	2,010	2,752
Ladson Crossing	2,981	3,920	64	—	3,052	3,913	6,965
Lake Greenwood Crossing	550	2,499	17	—	550	2,516	3,066
Lake Murray	447	1,537	—	—	447	1,537	1,984
Litchfield I	568	929	61	—	572	986	1,558
Litchfield II	568	936	24	—	572	956	1,528
Litchfield Market Village	2,970	4,716	127	—	3,046	4,767	7,813
Moncks Corner	—	1,109	9	—	—	1,118	1,118
Ridgeland	203	376	—	—	203	376	579
Shoppes at Myrtle Park	3,182	5,360	824	—	3,182	6,184	9,366
South Lake	804	2,025	(27)	—	804	1,998	2,802
South Park	943	2,967	98	—	1,019	2,989	4,008
Berkley	1,005	2,865	(50)	—	1,005	2,815	3,820
Sangaree	2,302	2,922	636	—	2,503	3,357	5,860
Tri – County	411	3,421	376	—	635	3,573	4,208
Riverbridge	774	5,384	—	—	774	5,384	6,158
Laburnum Square	3,736	5,928	215	—	3,811	6,068	9,879
Franklin Village	2,608	9,426	26	—	2,608	9,452	12,060
Village at Martinsville	5,208	12,879	241	—	5,228	13,100	18,328
New Market Crossing	993	5,216	363	—	1,042	5,530	6,572
Rivergate Shopping Center	1,570	30,694	146	—	1,672	30,738	32,410
JANAF	8,267	66,549	441	—	8,467	66,790	75,257
Totals	$97,030	$348,667	$19,117	$—	$99,544	$365,270	$464,814

____________

(1)      Net of impairment expenses described in Note 3 of the consolidated audited financial statements.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Schedule III — Real Estate and Accumulated Depreciation – (Continued)

Property Name	Encumbrances	Accumulated Depreciation	Date of Construction	Date Acquired	Depreciation Life
		(in thousands)
Amscot Building	(3)	$243	5/15/2004		5 – 40 years
Lumber River Village	$1,367	1,144		11/16/2012	5 – 40 years
Surrey Plaza	(3)	535		12/21/2012	5 – 40 years
Tuckernuck	5,193	1,902		11/16/2012	5 – 40 years
Twin City Commons	2,915	795		12/18/2012	5 – 40 years
Walnut Hill Plaza	3,287	2,373		12/14/2007	5 – 15 years
Tampa Festival	7,920	1,891		8/26/2013	5 – 40 years
Forrest Gallery	8,226	2,215		8/29/2013	5 – 40 years
Winslow Plaza	4,553	992		12/19/2013	5 – 40 years
Clover Plaza	1,951	243		12/23/2013	5 – 40 years
St. George Plaza	2,460	264		12/23/2013	5 – 40 years
South Square	2,003	356		12/23/2013	5 – 40 years
Westland Square	2,556	334		12/23/2013	5 – 40 years
Waterway Plaza	2,503	271		12/23/2013	5 – 40 years
Cypress Shopping Center	6,163	891		7/1/2014	5 – 40 years
Harrodsburg Marketplace	3,343	484		7/1/2014	5 – 40 years
Port Crossing Shopping Center	5,909	1,883		7/3/2014	5 – 40 years
LaGrange Marketplace	(6)	595		7/25/2014	5 – 40 years
DF I-Courtland (undeveloped land)		—		8/15/2014	N/A
Edenton Commons (undeveloped land)		—		8/15/2014	N/A
DF I-Moyock (undeveloped land)		—		8/15/2014	N/A
Freeway Junction	7,582	1,360		9/4/2014	5 – 40 years
Bryan Station	4,312	550		10/2/2014	5 – 40 years
Crockett Square	6,338	1,403		11/5/2014	5 – 40 years
Harbor Pointe (undeveloped land)		—		11/21/2014	N/A
DF I-Berkley (undeveloped land)		—		12/1/2014	N/A
Pierpont Centre	8,001	1,673		1/14/2015	5 – 40 years
Brook Run Properties (undeveloped land)		—		3/27/2015	N/A
Alex City Marketplace	5,750	1,658		4/1/2015	5 – 40 years
Butler Square	5,640	1,051		4/15/2015	5 – 40 years
Brook Run Shopping Center	10,950	3,708		6/2/2015	5 – 40 years
Beaver Ruin Village	(4)	1,296		7/1/2015	5 – 40 years
Beaver Ruin Village II	(4)	435		7/1/2015	5 – 40 years
Columbia Fire Station	3,893	235	8/31/2018	7/1/2015	5 – 40 years
Chesapeake Square	4,279	1,009		7/10/2015	5 – 40 years
Sunshine Plaza	5,900	1,066		7/21/2015	5 – 40 years

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Schedule III — Real Estate and Accumulated Depreciation – (Continued)

Property Name	Encumbrances	Accumulated Depreciation	Date of Construction	Date Acquired	Depreciation Life
		(in thousands)
Barnett Portfolio	8,770	1,570		8/21/2015	5 – 40 years
Grove Park	3,800	849		9/9/2015	5 – 40 years
Parkway Plaza	3,500	680		9/15/2015	5 – 40 years
Fort Howard Square	100	1,126	9/30/2015		5 – 40 years
Conyers Crossing	5,960	1,301	9/30/2015		5 – 40 years
Darien Shopping Center	(1)	144	4/12/2016		5 – 40 years
Devine Street	(1)	252	4/12/2016		5 – 40 years
Folly Road	7,223	608	4/12/2016		5 – 40 years
Georgetown	(6)	272	4/12/2016		5 – 40 years
Ladson Crossing	(7)	553	4/12/2016		5 – 40 years
Lake Greenwood Crossing	(7)	343	4/12/2016		5 – 40 years
Lake Murray	(1)	236	4/12/2016		5 – 40 years
Litchfield I	(5)	160	4/12/2016		5 – 40 years
Litchfield II	(5)	132	4/12/2016		5 – 40 years
Litchfield Market Village	(5)	687	4/12/2016		5 – 40 years
Moncks Corner	(1)	162	4/12/2016		5 – 40 years
Ridgeland	(6)	65	4/12/2016		5 – 40 years
Shoppes at Myrtle Park	5,892	921	4/12/2016		5 – 40 years
South Lake	(1)	261	4/12/2016		5 – 40 years
South Park	(7)	393	4/12/2016		5 – 40 years
Berkley	(2)	335	11/10/2016		5 – 40 years
Sangaree	(2)	655	11/10/2016		5 – 40 years
Tri-County	(2)	552	11/10/2016		5 – 40 years
Riverbridge	4,000	727	11/15/2016		5 – 40 years
Laburnum Square	7,665	798	12/7/2016		5 – 40 years
Franklin Village	8,404	1,078	12/12/2016		5 – 40 years
Village at Martinsville	15,979	1,772	12/16/2016		5 – 40 years
New Market Crossing	6,508	690	12/20/2016		5 – 40 years
Rivergate Shopping Center	21,164	3,596	12/21/2016		5 – 40 years
JANAF	59,982	5,912	1/18/2018		5 – 40 years
Totals		$59,685

____________

(1)      Properties secure a $25.0 million term note.

(2)      Properties secure a $9.4 million mortgage note.

(3)      Properties secure a $1.1 million mortgage note.

(4)      Properties secure a $9.4 million mortgage note.

(5)      Properties secure a $7.4 million mortgage note.

(6)      Properties secure a $5.6 million mortgage note.

(7)      Properties secure a $7.2 million mortgage note.

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Schedule III — Real Estate and Accumulated Depreciation – (Continued)

	2020	2019
	(in thousands)
Balance at beginning of period	$468,499	$482,103
Additions during the period:
Acquisitions	—	35
Improvements	3,066	2,711
Impairments	(600)	(1,598)
Disposals	(6,151)	(14,752)
Balance at end of period	$464,814	$468,499

Annex A

Proposed Charter Amendments

Series A Preferred Stock

Section 5.3.5 Rank. The Series A Preferred Stock shall, with respect to rights to the ~~payment of dividends and the~~ distribution of assets upon the liquidation, dissolution or winding up of the Corporation, rank (a) senior to all classes or series of Common Stock and any other class or series of stock of the Corporation the terms of which specifically provide that the holders of the Series A Preferred Stock are entitled to receive dividends or amounts distributable upon the liquidation, dissolution or winding up of the Corporation in preference or priority to the holders of shares of such class or series; (b) on a parity with any class or series of stock of the Corporation the terms of which specifically provide that the holders of such class or series of stock and the Series A Preferred Stock are entitled to receive dividends and amounts distributable upon the liquidation, dissolution or winding up of the Corporation ~~in proportion to their respective amounts of accumulated, accrued and unpaid dividends per share or liquidation preferences,~~ without preference or priority of one over the other; (c) junior to any class or series of stock of the Corporation the terms of which specifically provide that the holders of such class or series are entitled to receive dividends or amounts distributable upon the liquidation, dissolution or winding up of the Corporation in preference or priority to the holders of the Series A Preferred Stock; and (d) effectively junior to all of our existing and future indebtedness (including indebtedness convertible to our Common Stock or Preferred Stock) and to the indebtedness of our existing subsidiary and any future subsidiaries.

Section 5.3.6 Dividends.

(a)Subject to the preferential rights of holders of any class or series of senior stock, holders of Series A Preferred Stock shall be entitled to receive, only when and as authorized by the Board of Directors and declared by the Corporation, out of funds legally available for the payment of dividends, cash dividends at the rate of 9% per annum of the $1,000 liquidation preference per share of the Series A Preferred Stock (equivalent to the fixed annual amount of $90.00 per share of the Series A Preferred Stock). If, as and when declared, such ~~The~~ dividends on each share of Series A Preferred Stock ~~shall accrue and shall be cumulative from the first date on which such share of Series A Preferred Stock is issued and~~ shall be payable quarterly in arrears on or before the fifteenth day of each January, April, July and October of each year or, if not a Business Day, the next succeeding Business Day (each, a “Series A Dividend Payment Date”). Any dividend payable on the Series A Preferred Stock for any partial Dividend Period shall be computed ratably on the basis of a 360-day year consisting of twelve 30-day months. Dividends shall be payable in arrears to holders of record as they appear in the stock records of the Corporation at the close of business on the applicable record date or dates, which shall be each day of the calendar quarter immediately preceding the calendar quarter in which the applicable Series A Dividend Payment Date falls or such other date or dates designated by the Board of Directors for the determination of the holders of Series A Preferred Stock entitled to receive dividends that is or are not more than 90 days prior to such Series A Dividend Payment Date or the date on which such dividends are set aside for payment (each, a “Series A Dividend Record Date”). The term “Dividend Period” shall mean the first day of each calendar quarter through and including the last day of such calendar quarter.

(b)Dividends on the ~~Holders of~~ Series A Preferred Stock that are not declared or paid for any full or partial Dividend Period shall not accrue or accumulate under any circumstances. ~~shall not be entitled to any dividends in excess of cumulative dividends, as herein provided, on the Series A Preferred Stock.~~

~~(c)No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on the Series A Preferred Stock that may be in arrears.~~

~~(d)When dividends are not paid in full upon the Series A Preferred Stock or any other class or series of parity stock, or a sum sufficient for such payment is not set apart, all dividends declared upon the Series A Preferred Stock and any shares of parity stock shall be declared ratably in proportion to the respective amounts of dividends accumulated, accrued and unpaid on the Series A Preferred Stock and accumulated, accrued and unpaid on such parity stock (which shall not include any accumulation in respect of unpaid dividends for prior Dividend Periods if such parity stock does not have a cumulative dividend).~~

(c~~e~~) Nothing contained herein shall prevent or restrict the Corporation from the declaration, payment or set aside for payment or any other distribution of cash or other property, directly or indirectly, on or with respect to any shares of the Common Stock, or shares of any other class or series of equity securities ranking junior to or on a parity with the Series A Preferred Stock. Further, nothing contained herein shall prevent or restrict the Corporation from redeeming, purchasing or otherwise acquiring for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such shares) by the Corporation any shares of Common Stock, or any shares of equity securities ranking junior to or on a parity with the Series A Preferred Stock. ~~Except as set forth in the preceding paragraph, unless full cumulative dividends equal to the full amount of all accumulated, accrued and unpaid dividends on the Series A Preferred Stock have been, or are concurrently therewith, declared and paid or declared and set apart for payment for all past Dividend Periods, no dividends (other than dividends or distributions paid in shares of junior stock or options, warrants or rights to subscribe for or purchase shares of junior stock) shall be declared and paid or declared and set apart for payment by the Corporation and no other distribution of cash or other property may be declared and made, directly or indirectly, by the Corporation with respect to any shares of junior stock or parity stock, nor shall any shares of junior stock be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Stock made for purposes of an employee incentive or benefit plan of the Corporation) for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any shares of any such stock), directly or indirectly, by the Corporation (except by conversion into or exchange for shares of junior stock or options, warrants or rights to subscribe for or purchase shares of junior stock), nor shall any other cash or other property be paid or distributed to or for the benefit of holders of shares of junior stock.~~

~~(f) Notwithstanding the foregoing provisions of this Section 5.3.6, the Corporation shall not be prohibited from (i) declaring or paying or setting apart for payment any dividend or other distribution on any shares of junior stock or parity stock or (ii) redeeming, purchasing or otherwise acquiring any junior stock or parity stock, in each case, if such declaration, payment, setting apart for payment, redemption, purchase or other acquisition is necessary in order to maintain the continued qualification of the Corporation as a REIT under Section 856 of the Code.~~

Section 5.3.7 Liquidation Preference.

(a) Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, before any payment or distribution by the Corporation shall be made to or set apart for the holders of any shares of junior stock, the holders of shares of the Series A Preferred Stock shall be entitled to be paid out of the assets of the Corporation that are legally available for distribution to the stockholders, a liquidation preference of $1,000 per share (the “Liquidation Preference”), plus an amount equal to any declared and unpaid dividends (and only to the extent declared and unpaid) for the full or partial Dividend Period in which the liquidation, dissolution or winding up occurs. ~~all accumulated, accrued and unpaid dividends (whether or not declared) to and including the date of payment.~~ Until the holders of the Series A Preferred Stock have been paid the Liquidation Preference in full, ~~plus an amount equal to all accumulated, accrued and unpaid dividends (whether or not earned or declared) to the date of final distribution to such holders,~~ no payment will be made to any holder of junior stock upon the liquidation, dissolution or winding up of the Corporation. If upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the available assets of the Corporation, or proceeds thereof, distributable among the holders of the Series A Preferred Stock shall be insufficient to pay in full the above described Liquidation Preference and the liquidating payments on any shares of any class or series of parity stock, then such assets, or the proceeds thereof, shall be distributed among the holders of the Series A Preferred Stock and any such parity stock ratably in the same proportion as the respective amounts that would be payable on such Series A Preferred Stock and any such parity stock if all amounts payable thereon were paid in full. After payment of the full amount of the Liquidation Preference to which they are entitled, the holders of the Series A Preferred Stock shall have no right or claim to any of the remaining assets of the Corporation.

Section 5.3.8 Redemption.

(a)The Corporation may, at its option, redeem shares of Series A Preferred Stock, in whole or from time to time, in part, for cash at a redemption price of $1,030 per share, plus all declared ~~accumulated, accrued~~ and unpaid dividends, if any, to and including the date fixed for redemption (the “Redemption Date”).

(b)      In the event of a redemption of shares of the Series A Preferred Stock, if the Redemption Date occurs after a Series A Dividend Record Date and on or prior to the related Series A Dividend Payment Date, any~~the~~ dividend (if, as and when authorized by the Board of Directors and declared by the Corporation) payable on such Series A Dividend

Payment Date in respect of such shares called for redemption shall be payable on such Series A Dividend Payment Date to the holders of record at the close of business on such Series A Dividend Record Date, and shall not be payable as part of the redemption price for such shares.

(c)The Redemption Date shall be selected by the Corporation and shall be not less than 30 days nor more than 60 days after the date on which the Corporation sends the notice of redemption.

~~(d)If full cumulative dividends on all outstanding shares of Series A Preferred Stock have not been declared and paid or declared and set apart for payment for all past Dividend Periods, no shares of Series A Preferred Stock may be redeemed unless all outstanding shares of Series A Preferred Stock are simultaneously redeemed.~~

(d~~e~~) If fewer than all of the outstanding shares of Series A Preferred Stock are to be redeemed, the Corporation shall select those shares to be redeemed pro rata.

(e~~f~~) Upon the Corporation’s provision of written notice as to the effective date of the redemption, accompanied by a check in the amount of the full redemption price, plus all declared ~~accumulated, accrued~~ and unpaid dividends, if any, to and including the Redemption Date, to which each record holder of Series A Preferred Stock is entitled, the Series A Preferred Stock shall be redeemed and shall no longer be deemed outstanding shares of stock of the Corporation and all rights of the holders of such shares will terminate. Such notice shall be given by first class mail, postage pre-paid, to each record holder of the Series A Preferred Stock at the respective mailing addresses of such holders as the same shall appear on the stock transfer records of the Corporation. No failure to give such notice or any defect therein or in the mailing thereof shall affect the validity of the proceedings for the redemption of any shares of Series A Preferred Stock except as to the holder to whom notice was defective or not given.

(f~~g~~) In addition to any information required by law or by the applicable rules of any exchange upon which Series A Preferred Stock may be listed or admitted to trading, such notice shall state: (i) the Redemption Date; and (ii) the redemption price payable on the Redemption Date~~; and (iii) that dividends on the shares to be redeemed will cease to accrue on such Redemption Date~~. If less than all of the shares of Series A Preferred Stock held by any holder are to be redeemed, the notice mailed to such holder shall also specify the number of shares of Series A Preferred Stock held by such holder to be redeemed.

(g~~h~~) If notice of redemption of any shares of Series A Preferred Stock has been given and if the funds necessary for such redemption have been set apart by the Corporation for the benefit of the holders of any shares of Series A Preferred Stock so called for redemption, then, from and after the Redemption Date, ~~dividends will cease to accrue on such shares of Series A Preferred Stock,~~ such shares of Series A Preferred Stock shall be redeemed in accordance with the notice and shall no longer be deemed outstanding and all rights of the holders of such shares will terminate, except the right to receive the cash payable upon such redemption without interest thereon. No further action on the part of the holders of such shares shall be required.

(h~~i~~) Subject to applicable law, ~~and the limitation on purchases when dividends on the Series A Preferred Stock are in arrears,~~ the Corporation may, at any time and from time to time, purchase any shares of Series A Preferred Stock in the open market, by tender or by private agreement.

(i~~j~~) Any shares of Series A Preferred Stock that shall at any time have been redeemed or otherwise acquired by the Corporation shall, after such redemption or acquisition, have the status of authorized but unissued Preferred Shares, without designation as to series until such shares are once more classified and designated as part of a particular class or Series by the Board of Directors.

Series B Preferred Stock

Section 5.3.12 Rank. The Series B Preferred Stock shall, with respect to rights to the ~~payment of dividends and the~~ distribution of assets upon the liquidation, dissolution or winding up of the Corporation, rank (a) senior to all classes or series of Common Stock and any other class or series of stock of the Corporation the terms of which specifically provide that the holders of the Series B Preferred Stock are entitled to receive dividends or amounts distributable upon the liquidation, dissolution or winding up of the Corporation in preference or priority to the holders of shares of such class or series; (b) on a parity with our Series A Preferred Stock and all equity securities issued by us with terms specifically providing that those equity securities rank on a parity with the Series B Preferred Stock with respect to rights to the payment of dividends and the distribution of assets upon our liquidation, dissolution or winding up of the Corporation ~~in proportion to their respective amounts of accumulated, accrued and unpaid dividends per share or liquidation preferences~~, without preference or priority of one over the other; (c) junior to any class or series of stock of the Corporation the terms of which specifically provide that the holders of such class or series are entitled to receive dividends or amounts distributable upon the liquidation, dissolution or winding up of the Corporation in preference or priority to the holders of the Series B Preferred Stock; and (d) effectively junior to all of our existing and future indebtedness (including indebtedness convertible to our Common Stock or Preferred Stock) and to the indebtedness of our existing subsidiary and any future subsidiaries.

Section 5.3.13 Dividends.

(a)Subject to the preferential rights of holders of any class or series of senior stock, holders of Series B Preferred Stock shall be entitled to receive, only when and as authorized by the Board of Directors and declared by the Corporation, out of funds legally available for the payment of dividends, cash dividends at the rate of 9% per annum of the $25 liquidation preference per share of the Series B Preferred Stock (equivalent to the fixed annual amount of $2.25 per share of the Series B Preferred Stock). If, as and when declared, such ~~The~~ dividends on each share of Series B Preferred Stock ~~shall accrue and shall be cumulative from the first date on which such share of Series B Preferred Stock is issued and~~ shall be payable quarterly in arrears on or before the fifteenth day of each January, April, July and October of each year or, if not a Business Day, the next succeeding Business Day (each, a “Series B Dividend Payment Date”). Any dividend payable on the Series B Preferred Stock for any partial Dividend Period shall be computed ratably on the basis of a 360-day year consisting of twelve 30-day months. Dividends shall be payable in arrears to holders of record as they appear in our stock records at the close of business on the applicable record date or dates, which shall be each day of the calendar quarter immediately preceding the calendar quarter in which the applicable Series B Dividend Payment Date falls or such other date or dates designated by the Board of Directors for the determination of the holders of Series B Preferred Stock entitled to receive dividends that is or are not more than 90 days prior to such Series B Dividend Payment Date or the date on which such dividends are set aside for payment (each, a “Series B Dividend Record Date”). The term “Dividend Period” shall mean the first day of each calendar quarter through and including the last day of such calendar quarter.

(b)Dividends on the ~~Holders of~~ Series B Preferred Stock that are not declared or paid for any full or partial Dividend Period shall not accrue or accumulate under any circumstances. ~~shall not be entitled to any dividends in excess of cumulative dividends, as herein provided, on the Series B Preferred Stock.~~

~~(c)No interest, or sum of money in lieu of interest, shall be payable in respect to any dividend payment or payments on the Series B Preferred Stock that may be in arrears.~~

~~(d)When dividends are not paid in full upon the Series B Preferred Stock or any other class or series of parity stock, or a sum sufficient for such payment is not set apart, all dividends declared upon the Series B Preferred Stock and any shares of parity stock shall be declared ratably in proportion to the respective amounts of dividends accumulated, accrued and unpaid on the Series B Preferred Stock and accumulated, accrued and unpaid on such parity stock (which shall not include any accumulation in respect of unpaid dividends for prior Dividend Periods if such parity stock does not have a cumulative dividend).~~

(c~~e~~) Nothing contained herein shall prevent or restrict the Corporation from the declaration, payment or set aside for payment or any other distribution of cash or other property, directly or indirectly, on or with respect to any shares of the Common Stock, or shares of any other class or series of equity securities ranking junior to or on a parity with the Series B Preferred Stock. Further, nothing contained herein shall prevent or restrict the Corporation from redeeming, purchasing or otherwise acquiring for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such shares) by the Corporation any shares of Common Stock, or any shares of equity securities ranking junior to or on a parity with the Series B Preferred Stock. Subject to applicable law, the Corporation may, at any time and from time to time, purchase any shares of Series B Preferred Stock in the open market, by tender or by private agreement. Any shares of Series B Preferred Stock that shall at any time have been acquired by the Corporation shall, after such acquisition, have the status of authorized but unissued Preferred Shares, without designation as to series until such shares are once more classified and designated as part of a particular class or Series by the Board of Directors.

~~Except as set forth in the preceding paragraph, unless full cumulative dividends equal to the full amount of all accumulated, accrued and unpaid dividends on the Series B Preferred Stock have been, or are concurrently therewith, declared and paid or declared and set apart for payment for all past Dividend Periods, no dividends (other than dividends or distributions paid in shares of junior stock or options, warrants or rights to subscribe for or purchase shares of junior stock) shall be declared and paid or declared and set apart for payment and no other distribution of cash or other property may be declared and made, directly or indirectly, by the Corporation with respect to any shares of junior stock or parity stock, nor shall any shares of junior stock be redeemed, purchased or otherwise acquired (other than a redemption, purchase or other acquisition of Common Stock made for purposes of an employee incentive or benefit plan) for any consideration (or any monies be paid to or made available for a sinking fund for the redemption of any shares of any such stock), directly or indirectly, by the Corporation (except by conversion into or exchange for shares of junior stock or options, warrants or rights to subscribe for or purchase shares of junior stock), nor shall any other cash or other property be paid or distributed to or for the benefit of holders of shares of junior stock.~~

~~(f) Notwithstanding the foregoing provisions of this Section 5.3.14, the Corporation shall not be prohibited from (i) declaring or paying or setting apart for payment any dividend or other distribution on any shares of junior stock or parity stock or (ii) redeeming, purchasing or otherwise acquiring any junior stock or parity stock, in each case, if such declaration, payment, setting apart for payment, redemption, purchase or other acquisition is necessary in order to maintain our continued qualification as a REIT under Section 856 of the Code.~~

(d~~g~~) In determining whether a distribution (other than upon voluntary or involuntary liquidation) by dividend, redemption or other acquisition of our shares of capital stock or otherwise is permitted under Maryland law, no effect shall be given to amounts that would be needed, if we were to be dissolved at the time of the distribution, to satisfy the preferential rights upon distribution of holders of shares of capital stock whose preferential rights upon distribution are superior to those receiving the distribution.

Section 5.3.15 Liquidation Preference.

(a) Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, before any payment or distribution by the Corporation shall be made to or set apart for the holders of any shares of junior stock, the holders of shares of the Series B Preferred Stock shall be entitled to be paid out of the assets of the Corporation that are legally available for distribution to the stockholders, a liquidation preference of $25.00 per share, plus an amount equal to any declared and unpaid dividends (and only to the extent declared and unpaid) for the full or partial Dividend Period in which the liquidation, dissolution or winding up occurs. ~~all accumulated, accrued and unpaid dividends (whether or not declared) to and including the date of payment.~~ Until the holders of the Series B Preferred Stock have been paid the liquidation preference in full, ~~plus an amount equal to all accumulated, accrued and unpaid dividends (whether or not earned or declared) to the date of final distribution to such holders,~~ no payment will be made to any holder of junior stock upon the liquidation, dissolution or winding up of the Corporation. If upon the voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the available assets of the Corporation, or proceeds thereof, distributable among the holders of the Series B Preferred Stock shall be insufficient to pay in full the above described liquidation preference and the liquidating payments on any shares of any class or series of parity stock, then such assets, or the proceeds thereof, shall be distributed among the holders of the Series B Preferred Stock and any such parity stock ratably in the same proportion as the respective amounts that would be payable on such Series B Preferred Stock and any such parity stock if all amounts payable thereon were paid in full. After payment of the full amount of the liquidation preference to which they are entitled, the holders of the Series B Preferred Stock shall have no right or claim to any of the remaining assets of the Corporation.

Annex B

FORM OF LETTER TO SERIES A PREFERRED STOCKHOLDERS
WHEELER REAL ESTATE INVESTMENT TRUST, INC.

[    ], 2021

Dear Series A Preferred Stockholder:

This Notice is to inform you that Wheeler Real Estate Investment Trust, Inc. (the “Company”) will hold a Special Meeting of Common Stockholders (the “Special Meeting”) on November 3, 2021 at 9:30 a.m., Eastern Daylight Time. The Special Meeting will be held as a virtual meeting, by means of remote communication as set forth in the attached copy of the Proxy Statement for the Special Meeting. The purposes of the Special Meeting will be (i) to act on proposed amendments to the Company’s charter to eliminate the right of a holder of a share of the Company’s Series A Preferred Stock (the “Series A Preferred Stock”) to receive, when and as authorized by the Company’s board of directors and declared by the Company, cumulative cash dividends with respect to such share, (ii) to act on proposed amendments to the Company’s charter to eliminate the right of a holder of a share of the Company’s Series B Preferred Stock to receive, when and as authorized by the Company’s board of directors and declared by the Company, cumulative cash dividends with respect to such share, and (iii) to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve any of the proposals to be considered at the Special Meeting. The attached copy of the Proxy Statement for the Special Meeting, which is incorporated herein by reference, summarizes and includes copies of the proposed charter amendments.

Pursuant to the Company’s charter, only holders of shares of the Company’s common stock as of September 22, 2021, the record date for the Special Meeting, are entitled to vote at the Special Meeting. Although holders of shares of Series A Preferred Stock are not entitled to vote at the Special Meeting, Section 2-604 of the Maryland General Corporation Law (the “MGCL”) requires the Company to provide you with notice of the Special Meeting because the proposed amendments would alter the contract rights, as expressly set forth in the Company’s charter, of the Series A Preferred Stock.

This Notice, including the attached copy of the Proxy Statement in connection with the Special Meeting, is being delivered to you in accordance with, and in satisfaction of, the notice requirements under the MGCL.

Sincerely,
M. Andrew Franklin
Interim Chief Executive Officer

B-1

Annex C

FORM OF LETTER TO SERIES B PREFERRED STOCKHOLDERS
WHEELER REAL ESTATE INVESTMENT TRUST, INC.

[    ], 2021

Dear Series B Preferred Stockholder:

This Notice is to inform you that Wheeler Real Estate Investment Trust, Inc. (the “Company”) will hold a Special Meeting of Common Stockholders (the “Special Meeting”) on November 3, 2021 at 9:30 a.m., Eastern Daylight Time. The Special Meeting will be held as a virtual meeting, by means of remote communication as set forth in the attached copy of the Proxy Statement for the Special Meeting. The purposes of the Special Meeting will be (i) to act on proposed amendments to the Company’s charter to eliminate the right of a holder of a share of the Company’s Series A Preferred Stock to receive, when and as authorized by the Company’s board of directors and declared by the Company, cumulative cash dividends with respect to such share, (ii) to act on proposed amendments to the Company’s charter to eliminate the right of a holder of a share of the Company’s Series B Preferred Stock (the “Series B Preferred Stock”) to receive, when and as authorized by the Company’s board of directors and declared by the Company, cumulative cash dividends with respect to such share, and (iii) to approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve any of the proposals to be considered at the Special Meeting. The attached copy of the Proxy Statement for the Special Meeting, which is incorporated herein by reference, summarizes and includes copies of the proposed charter amendments.

Pursuant to the Company’s charter, only holders of shares of the Company’s common stock as of September 22, 2021, the record date for the Special Meeting, are entitled to vote at the Special Meeting. Although holders of shares of Series B Preferred Stock are not entitled to vote at the Special Meeting, Section 2-604 of the Maryland General Corporation Law (the “MGCL”) requires the Company to provide you with notice of the Special Meeting because the proposed amendments would alter the contract rights, as expressly set forth in the Company’s charter, of the Series B Preferred Stock.

This Notice, including the attached copy of the Proxy Statement in connection with the Special Meeting, is being delivered to you in accordance with, and in satisfaction of, the notice requirements under the MGCL.

Sincerely,
M. Andrew Franklin
Interim Chief Executive Officer

C-1

WHLR
REAL ESTATE INVESTMENT TRUST

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Your vote matters – here's how to vote!

Online

During the Meeting: Go to https://meetnow.global/MAXWQNS

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the shaded bar below and follow the instructions.

Phone

Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Special Meeting Proxy Card

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Your vote matters – here’s how to vote!You may vote online or by phone instead of mailing this card.OnlineUsing a black ink pen, mark your votes with an X as shown in this example.Please do not write outside the designated areas.Before the Meeting: Go to www.investorvote.com/whlr or scan the QRcode — login details are located in the shaded bar below.During the Meeting: Go to https://meetnow.global/MAXWQNSYou may attend the meeting via the Internet and vote during themeeting. Have the information that is printed in the shaded bar belowand follow the instructions.Save paper, time and money!Sign up for electronic delivery atwww.investorvote.com/whlrPhoneCall toll free 1-800-652-VOTE (8683) withinthe USA, US territories and CanadaIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.Special Meeting Proxy Card1234 5678 9012 345 Proposals — The Board of Directors recommends A a vote FOR Proposals 1, 2 and 3. amend the terms of the Company’s Series A Preferred Stock(the “Series A Preferred Stock”) to remove its cumulativedividend rights approve one or more adjournments of the Special Meeting, ifnecessary, to solicit additional proxies if there are insufficientvotes at the time of the Special Meeting to approve any of theproposals to be considered at the Special Meeting For Against Abstain amend the terms of the Company’s Series B ConvertiblePreferred Stock (the “Series B Preferred Stock”) to remove itscumulative dividend rights Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 5 1 5 9 2 6

2021 Special Meeting2021 Special Meeting of Common Stockholders of Wheeler Real Estate Investment Trust, Inc.November 3, 2021, 9:30 a.m., Eastern Standard Time Virtual MeetingThe 2021 Special Meeting of Common Stockholders of Wheeler Real Estate Investment Trust, Inc. will be held on November 3, 2021 at 9:30 a.m. EST, virtually via the internet at https://meetnow.global/MAXWQNS.To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/whlr IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Notice of 2021 Special Meeting of Common Stockholders Proxy Solicited by Board of Directors for Special Meeting November 3, 2021, 9:30 a.m., Eastern Standard TimeVirtual MeetingStefani Carter or Crystal Plum or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Common Stockholders of Wheeler Real Estate Investment Trust, Inc., to be held on November 3, 2021 or at any postponement or adjournment thereof.This proxy, when properly executed, will be voted as directed herein. If no direction is given, this proxy will be voted in accordance with the recommendations of the Company’s Board of Directors and, in the discretion of the proxy holders, upon such other business as may properly come before the meeting or any adjournment thereof.(Items to be voted appear on reverse side.)Change of Address — Please print new address below. Comments — Please print your comments below. Proxy — Wheeler Real Estate Investment Trust, Inc. Non-Voting Items

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Special Meeting Proxy Card IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. A Proposals — The Board of Directors recommends a vote FOR Proposals 1, 2 and 3. amend the terms of the Company’s Series A Preferred Stock (the “Series A Preferred Stock”) to remove its cumulative dividend rights For Against Abstain amend the terms of the Company’s Series B Convertible Preferred Stock (the “Series B Preferred Stock”) to remove its cumulative dividend rights 3 approve one or more adjournments of the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve any of the proposals to be considered at the Special Meeting B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1 U P X 5 1 5 9 2 6

The 2021 Special Meeting of Common Stockholders of Wheeler Real Estate Investment Trust, Inc. will be held on November 3, 2021 at 9:30 a.m. EST, virtually via the internet at https://meetnow.global/MAXWQNS. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proxy — Wheeler Real Estate Investment Trust, Inc. Notice of 2021 Special Meeting of Common Stockholders Proxy Solicited by Board of Directors for Special Meeting November 3, 2021, 9:30 a.m., Eastern Standard Time Virtual Meeting Stefani Carter or Crystal Plum or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Special Meeting of Common Stockholders of Wheeler Real Estate Investment Trust, Inc., to be held on November 3, 2021 or at any postponement or adjournment thereof. This proxy, when properly executed, will be voted as directed herein. If no direction is given, this proxy will be voted in accordance with the recommendations of the Company’s Board of Directors and, in the discretion of the proxy holders, upon such other business as may properly come before the meeting or any adjournment thereof. (Items to be voted appear on reverse side.)